UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-05002

DWS Variable Series II
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

DECEMBER 31, 2012

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Alternative Asset Allocation VIP

(formerly DWS Alternative Asset Allocation Plus VIP)

Contents
3 Performance Summary
5 Management Summary
6 Portfolio Summary
7 Investment Portfolio
8 Statement of Assets and Liabilities
8 Statement of Operations
9 Statement of Changes in Net Assets
11 Financial Highlights
12 Notes to Financial Statements
16 Report of Independent Registered Public Accounting Firm
17 Information About Your Fund's Expenses
18 Tax Information
18 Proxy Voting
19 Investment Management Agreement Approval
22 Summary of Management Fee Evaluation by Independent Fee Consultant
24 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. The Fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, volatility in commodity prices and high-yield debt securities, short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. The Fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. The Fund also expects to have direct and indirect exposure to derivatives, which may be more volatile and less liquid than traditional securities. The Fund could suffer losses on its derivative positions. See the prospectus for additional risks and specific details regarding the Fund's risk profile.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 are 1.91% and 2.16% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Growth of an Assumed $10,000 Investment in DWS Alternative Asset Allocation VIP from 2/2/09 to 12/31/12

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.
The Standard & Poor's 500® (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the MSCI World Index (70%)) and bonds (the Barclays U.S. Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Comparative Results
DWS Alternative Asset Allocation VIP		1-Year	3-Year	Life of Fund*
Class A	Growth of $10,000	$10,972	$11,986	$15,138
	Average annual total return	9.72%	6.22%	11.16%
MSCI World Index	Growth of $10,000	$11,583	$12,228	$17,421
	Average annual total return	15.83%	6.93%	15.23%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,422	$11,974	$12,797
	Average annual total return	4.22%	6.19%	6.50%
S&P 500 Index	Growth of $10,000	$11,600	$13,630	$18,823
	Average annual total return	16.00%	10.87%	17.53%
Blended Index	Growth of $10,000	$11,245	$12,292	$15,901
	Average annual total return	12.45%	7.12%	12.55%

The growth of $10,000 is cumulative.

* The Fund commenced offering Class A shares on February 2, 2009. The performance shown for each index is for the time period of January 31, 2009 through December 31, 2012, which is based on the performance period of the life of the Fund.

Comparative Results
DWS Alternative Asset Allocation VIP		1-Year	3-Year	Life of Class**
Class B	Growth of $10,000	$10,936	$11,883	$13,785
	Average annual total return	9.36%	5.92%	9.27%
MSCI World Index	Growth of $10,000	$11,583	$12,228	$14,878
	Average annual total return	15.83%	6.93%	11.73%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,422	$11,974	$12,518
	Average annual total return	4.22%	6.19%	6.47%
S&P 500 Index	Growth of $10,000	$11,600	$13,630	$16,741
	Average annual total return	16.00%	10.87%	15.47%
Blended Index	Growth of $10,000	$11,245	$12,292	$14,522
	Average annual total return	12.45%	7.12%	10.93%

The growth of $10,000 is cumulative.

** The Fund commenced offering Class B shares on May 18, 2009. The performance shown for each index is for the time period of May 31, 2009 through December 31, 2012, which is based on the performance period of the life of Class B.

Management Summary December 31, 2012 (Unaudited)

DWS Alternative Asset Allocation VIP invests in other DWS mutual funds and exchange-traded funds (ETFs) that together provide diversified exposure to alternative asset classes.1 We have allocated the portfolio in a way that is designed to achieve not just diversification, but also to provide exposure to non-traditional assets for investors to complement their traditional asset allocation. The Class A shares of the Fund returned 9.72% (unadjusted for contract charges) during 2012, while its blended benchmark returned 12.45%.2

Among the Fund's underlying investments, the largest contribution to performance came from our position in DWS RREEF Global Real Estate Securities Fund.3 The property market improved significantly in the United States and key Asian markets such as Singapore and Hong Kong, propelling the Fund to a strong return in 2012. DWS RREEF Global Infrastructure Fund also delivered outperformance, reflecting the improving outlook for infrastructure spending worldwide.

Our positions in emerging-markets investments — which include two stock funds (DWS Emerging Markets Equity Fund* and WisdomTree Emerging Markets SmallCap Dividend Fund*) and two bond funds (DWS Enhanced Emerging Markets Fixed Income Fund and WisdomTree Emerging Markets Local Debt Fund) — also performed very well during the past year. Emerging-markets stocks benefited from the developing countries' superior economic growth relative to the largest industrialized economies, while bonds outperformed amid investors' continued search for alternatives to the low yields available in developed-markets government bonds.

The Fund's opportunistic holdings finished the year in positive territory, including DWS Floating Rate Fund, the SPDR Barclays Capital Convertible Securities and the iShares U.S. Preferred Stock Index Fund.

The Fund's worst-performing position was its allocation to commodities (via DWS Enhanced Commodity Strategy Fund), which finished the year in the red. We continue to believe this allocation is essential to diversification due to commodities' low historical correlation with other asset classes.4 Our position in DWS Disciplined Market Neutral Fund also lagged in 2012, but it achieved its objective of providing capital appreciation independent of stock market direction. It also outperformed its cash benchmark.

We remain diligent in our search for additional asset classes that we can incorporate into the Fund, and we rebalance the portfolio frequently to maximize diversification and capitalize on moves in the financial markets. During the past year, for instance, we added two new exchange-traded funds — Market Vectors Agribusiness Fund and iShares S&P Global Timber & Forestry Index Fund — in order to augment the Fund's diversification.

Our core belief is that meaningful diversification is best achieved by investing across all asset classes, and not just among the various segments of the stock and bond markets.5 We believe this Fund, which offers one-stop access to more than a dozen asset classes, is an excellent way for investors to achieve this higher level of portfolio diversification.

Robert Wang

Thomas Picciochi

Ellen Tesler

Portfolio Managers, QS Investors, LLC

Subadvisor to the Fund

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 An exchange-traded fund (ETF) is a security that tracks an index or asset like an index fund, but trades like a stock on an exchange.

2 The Blended Index is calculated using the performance of two unmanaged indices, representative of stocks (the Morgan Stanley Capital International (MSCI) World Index (70%)) and bonds (the Barclays U.S. Aggregate Bond Index (30%)). These results are summed to produce the aggregate benchmark. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

3 Contribution incorporates both a stock's total return and its weighting in the Fund.

4 Correlation is a measure of the way securities or asset classes perform in relation to each other and/or the market. Lowly correlated asset classes move in opposite directions of each other. Highly correlated asset classes move in the same direction.

5 Diversification neither assures a profit nor guarantees against loss.

* Not held in the portfolio as of December 31, 2012.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio)		12/31/12	12/31/11
Market Neutral	DWS Disciplined Market Neutral Fund	15%	16%
Commodities	DWS Enhanced Commodity Strategy Fund	13%	14%
Floating Rate Notes	DWS Floating Rate Fund	12%	10%
Emerging Markets	DWS Emerging Markets Equity Fund* DWS Enhanced Emerging Markets Fixed Income Fund WisdomTree Emerging Markets Local Debt Fund	12%	16%
Treasury Inflation Protected Securities	DWS Global Inflation Fund	12%	11%
Global Infrastructure	DWS RREEF Global Infrastructure Fund	11%	10%
Global Real Estate	DWS RREEF Global Real Estate Securities Fund	9%	12%
Preferred Stock	iShares S&P U.S. Preferred Stock Index Fund	4%	2%
Agriculture	Market Vectors Agribusiness Fund	4%	—
Convertible Securities	SPDR Barclays Capital Convertible Securities	3%	2%
International Treasury Bond	SPDR Barclays Capital International Treasury Bond	2%	2%
Money Market Fund	Central Cash Management Fund	1%	3%
Gold	DWS Gold & Precious Metals Fund	1%	—
Timber	iShares S&P Global Timber & Forestry Index Fund	1%	—
International and Emerging-Markets Small Cap	Vanguard FTSE All World ex-U.S. Small-Cap Fund* WisdomTree Emerging Markets SmallCap Dividend Fund*	—	2%
		100%	100%

* Not held in the portfolio as of December 31, 2012.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2012
	Shares	Value ($)

Mutual Funds 81.3%
DWS Disciplined Market Neutral Fund "Institutional"* (a)	1,132,552	10,861,175
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	2,950,032	9,764,605
DWS Enhanced Emerging Markets Fixed Income Fund "Institutional" (a)	509,576	5,788,784
DWS Floating Rate Fund "Institutional" (a)	953,561	8,973,006
DWS Global Inflation Fund "Institutional" (a)	769,122	8,483,420
DWS Gold & Precious Metals Fund "Institutional" (a)	50,318	693,385
DWS RREEF Global Infrastructure Fund "Institutional" (a)	648,393	7,644,550
DWS RREEF Global Real Estate Securities Fund "Institutional" (a)	786,459	6,354,589
Total Mutual Funds (Cost $56,510,040)		58,563,514

	Shares	Value ($)

Exchange-Traded Funds 17.4%
iShares S&P Global Timber & Forestry Index Fund	8,024	363,006
iShares S&P U.S. Preferred Stock Index Fund	78,594	3,113,894
Market Vectors Agribusiness Fund	53,376	2,816,118
SPDR Barclays Capital Convertible Securities	51,306	2,067,632
SPDR Barclays Capital International Treasury Bond	22,705	1,385,459
WisdomTree Emerging Markets Local Debt Fund	52,869	2,824,790
Total Exchange-Traded Funds (Cost $11,979,708)		12,570,899

Cash Equivalents 1.1%
Central Cash Management Fund, 0.15% (a) (b) (Cost $772,008)	772,008	772,008

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $69,261,756)†	99.8	71,906,421
Other Assets and Liabilities, Net	0.2	111,968
Net Assets	100.0	72,018,389

* Non-income producing security.

† The cost for federal income tax purposes was $70,052,110. At December 31, 2012, net unrealized appreciation for all securities based on tax cost was $1,854,311. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,674,382 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,820,071.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc.

(b) The rate shown is the annualized seven-day yield at period end.

S&P: Standard & Poor's

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Mutual Funds	$58,563,514	$—	$—	$58,563,514
Exchange-Traded Funds	12,570,899	—	—	12,570,899
Short-Term Investments	772,008	—	—	772,008
Total	$71,906,421	$—	$—	$71,906,421

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investments: Investments in affiliated Underlying Funds, at value (cost $57,282,048)	$59,335,522
Investments in non-affiliated Underlying Funds, at value (cost $11,979,708)	12,570,899
Total investments in securities, at value (cost $69,261,756)	71,906,421
Cash	17,973
Receivable for Fund shares sold	127,794
Dividends receivable	42,984
Due from Advisor	5,686
Other assets	1,353
Total assets	72,102,211
Liabilities
Payable for Fund shares redeemed	768
Accrued Trustees' fees	1,502
Other accrued expenses and payables	81,552
Total liabilities	83,822
Net assets, at value	$72,018,389
Net Assets Consist of
Undistributed net investment income	1,464,704
Net unrealized appreciation (depreciation) on investments	2,644,665
Accumulated net realized gain (loss)	(1,236,163)
Paid-in capital	69,145,183
Net assets, at value	$72,018,389
Class A Net Asset Value, offering and redemption price per share ($10,007,946 ÷ 720,220 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.90
Class B Net Asset Value, offering and redemption price per share ($62,010,443 ÷ 4,466,071 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$13.88

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Income: Income distributions from affiliated Underlying Funds	$1,299,465
Dividends	356,400
Total income	1,655,865
Expenses: Management fee	203,952
Administration fee	59,237
Services to shareholders	2,147
Record keeping fees (Class B)	2,876
Distribution service fee (Class B)	127,104
Custodian fee	12,526
Audit and tax fees	50,466
Legal fees	6,207
Reports to shareholders	31,106
Trustees' fees and expenses	4,557
Other	1,542
Total expenses before expense reductions	501,720
Expense reductions	(197,129)
Total expenses after expense reductions	304,591
Net investment income (loss)	1,351,274
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Sale of affiliated Underlying Funds	(552,384)
Sale of non-affiliated Underlying Funds	(79,651)
Capital gain distributions from affiliated Underlying Funds	206,775
Capital gain distributions from non-affiliated Underlying Funds	7,973
(417,287)
Change in net unrealized appreciation (depreciation) on investments	4,248,342
Net gain (loss)	3,831,055
Net increase (decrease) in net assets resulting from operations	$5,182,329

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$1,351,274	$1,795,540
Net realized gain (loss)	(417,287)	(194,968)
Change in net unrealized appreciation (depreciation)	4,248,342	(3,200,100)
Net increase (decrease) in net assets resulting from operations	5,182,329	(1,599,528)
Distributions to shareholders from: Net investment income: Class A	(277,485)	(92,242)
Class B	(1,538,242)	(344,882)
Net realized gains: Class A	(65,328)	(18,623)
Class B	(390,800)	(86,109)
Total distributions	(2,271,855)	(541,856)
Fund share transactions: Class A Proceeds from shares sold	3,873,528	4,338,660
Reinvestment of distributions	342,813	110,865
Payments for shares redeemed	(1,854,054)	(1,860,159)
Net increase (decrease) in net assets from Class A share transactions	2,362,287	2,589,366
Class B Proceeds from shares sold	21,887,200	26,120,308
Reinvestment of distributions	1,929,042	430,991
Payments for shares redeemed	(5,211,663)	(6,800,233)
Net increase (decrease) in net assets from Class B share transactions	18,604,579	19,751,066
Increase (decrease) in net assets	23,877,340	20,199,048
Net assets at beginning of period	48,141,049	27,942,001
Net assets at end of period (including undistributed net investment income of $1,464,704 and $1,795,516, respectively)	$72,018,389	$48,141,049
Other Information
Class A Shares outstanding at beginning of period	545,891	362,411
Shares sold	284,613	314,437
Shares issued to shareholders in reinvestment of distributions	25,795	7,774
Shares redeemed	(136,079)	(138,731)
Net increase (decrease) in Class A shares	174,329	183,480
Shares outstanding at end of period	720,220	545,891
Class B Shares outstanding at beginning of period	3,093,124	1,656,043
Shares sold	1,611,987	1,910,807
Shares issued to shareholders in reinvestment of distributions	145,041	30,203
Shares redeemed	(384,081)	(503,929)
Net increase (decrease) in Class B shares	1,372,947	1,437,081
Shares outstanding at end of period	4,466,071	3,093,124

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2012	2011	2010	Period Ended 12/31/09a
Selected Per Share Data
Net asset value, beginning of period	$13.24	$13.85	$12.63	$10.00
Income (loss) from investment operations: Net investment incomeb	.33	.64	.46	.57
Net realized and unrealized gain (loss)	.93	(1.02)	1.09	2.06
Total from investment operations	1.26	(.38)	1.55	2.63
Less distributions from: Net investment income	(.49)	(.19)	(.18)	—
Net realized gains	(.11)	(.04)	(.15)	—
Total distributions	(.60)	(.23)	(.33)	—
Net asset value, end of period	$13.90	$13.24	$13.85	$12.63
Total Return (%)c,d	9.72	(2.87)	12.46	26.30	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	7	5	1
Ratio of expenses before expense reductions (%)e	.63	.61	.94	11.67	*
Ratio of expenses after expense reductions (%)e	.30	.30	.21	.21	*
Ratio of net investment income (%)	2.46	4.72	3.51	5.39	*
Portfolio turnover rate (%)	22	39	6	155	**
a For the period from February 2, 2009 (commencement of operations of Class A shares) to December 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some Underlying Funds' expenses.
e The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized ** Not annualized

	Years Ended December 31,
Class B	2012	2011	2010	Period Ended 12/31/09a
Selected Per Share Data
Net asset value, beginning of period	$13.23	$13.84	$12.61	$10.87
Income (loss) from investment operations: Net investment incomeb	.30	.61	.42	.35
Net realized and unrealized gain (loss)	.91	(1.03)	1.09	1.39
Total from investment operations	1.21	(.42)	1.51	1.74
Less distributions from: Net investment income	(.45)	(.15)	(.13)	—
Net realized gains	(.11)	(.04)	(.15)	—
Total distributions	(.56)	(.19)	(.28)	—
Net asset value, end of period	$13.88	$13.23	$13.84	$12.61
Total Return (%)c,d	9.36	(3.12)	12.15	16.01	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	62	41	23	3
Ratio of expenses before expense reductions (%)e	.88	.86	1.19	5.37	*
Ratio of expenses after expense reductions (%)e	.55	.55	.46	.61	*
Ratio of net investment income (%)	2.25	4.47	3.26	4.66	*
Portfolio turnover rate (%)	22	39	6	155	**
a For the period from May 18, 2009 (commencement of operations of Class B shares) to December 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced Underlying Funds' expenses.
e The Fund invests in other Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized ** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Alternative Asset Allocation VIP (formerly DWS Alternative Asset Allocation Plus VIP) (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (the "Underlying DWS Funds") and exchange-traded funds ("ETFs"). In addition, the Fund may invest in derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. ETFs and Underlying DWS Funds are collectively referred to as "Underlying Funds." Each Underlying DWS Fund's accounting policies and investment holdings are outlined in the Underlying DWS Funds' financial statements and are available upon request.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in the Underlying DWS Funds are valued at the net asset value per share of each class of the Underlying DWS Funds and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $446,000 of post-enactment losses, which may be applied against realize net taxable capital gains indefinitely, including short-term losses ($68,000) and long-term losses ($378,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2012, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$1,464,704
Capital loss carryforward	$(446,000)
Unrealized appreciation (depreciation) on investments	$1,854,311

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2012	2011
Distributions from ordinary income*	$1,819,179	$437,124
Distributions from long-term capital gains	$452,676	$104,732

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend Income is recorded on the ex-dividend date. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2012, purchases and sales of affiliated Underlying Funds (excluding money market funds) aggregated $23,905,926 and $10,418,261, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding money market funds) aggregated $9,534,803 and $2,318,259, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisors.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, QS Investors renders strategic asset allocation services and manages the portion of assets allocated from time to time to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

RREEF America L.L.C. ("RREEF") acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, RREEF provides investment management services to the portions of the Fund's portfolio allocated to direct investments in global real estate and global infrastructure securities. RREEF is paid by the Advisor for the services RREEF provides to the Fund. As of the date of this report, the Fund obtained its exposure to global real estate and global infrastructure securities indirectly through investments in other Underlying DWS Funds.

The Fund does not invest in the Underlying DWS Funds for the purpose of exercising management or control; however, investments within the set limits may represent 5% or more of an Underlying DWS Fund's outstanding shares. At December 31, 2012, the Fund did not invest in more than 5% of any Underlying DWS Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
On assets invested in other DWS Funds	.200%
On assets invested in all other assets not considered DWS Funds	1.200%

In addition, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.

For the period from January 1, 2012 through September 30, 2012, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and indirect expenses of Underlying Funds) of each class as follows:
Class A	.32%
Class B	.57%

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and indirect expenses of Underlying Funds) of each class as follows:
Class A	.25%
Class B	.50%

For the year ended December 31, 2012, the Advisor agreed to waive 0.15% of the monthly management fee based on average daily net assets for the Fund.

Accordingly, for the year ended December 31, 2012, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $194,106, and the amount charged aggregated $9,846, which was equivalent to an annual effective rate of 0.02% of the Fund's average daily net assets.

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $59,237, of which $7,704 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$60	$60
Class B	87	87
	$147	$147

In addition, for the year ended December 31, 2012, the Advisor reimbursed $2,876 of non-affiliated recordkeeping fees.

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2012, the Distribution Service Fee aggregated $127,104, of which $13,627 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $18,699, of which $3,919 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Ownership of the Fund

At December 31, 2012, one Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class A shares of the Fund, owning 99%. Two Participating Insurance Companies were the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 82% and 13%, respectively.

E. Transactions with Affiliates

The Fund mainly invests in Underlying DWS Funds and ETFs. The Underlying DWS Funds in which the Fund invests are considered to be affiliated investments. A summary of the Fund's transactions with affiliated Underlying DWS Funds during the year ended December 31, 2012 is as follows:
Affiliate	Value ($) at 12/31/2011	Purchases Cost ($)	Sales Cost ($)	Realized Gain/ (Loss) ($)	Capital Gain Distributions ($)	Income Distributions ($)	Value ($) at 12/31/2012
DWS Disciplined Market Neutral Fund	7,944,600	3,530,000	695,000	(1,687)	—	—	10,861,175
DWS Emerging Markets Equity Fund	3,180,783	690,000	4,158,261	(98,637)	—	—	—
DWS Enhanced Commodity Strategy Fund	6,873,025	4,345,782	1,170,000	(409,094)	—	140,782	9,764,605
DWS Enhanced Emerging Markets Fixed Income Fund	3,820,923	1,583,850	215,000	(3,805)	—	198,850	5,788,784
DWS Floating Rate Fund	4,748,203	4,216,318	190,000	(5,515)	—	331,318	8,973,006
DWS Global Inflation Fund	5,206,317	3,802,296	620,000	(10,800)	137,517	84,779	8,483,420
DWS Gold & Precious Metals Fund	—	717,361	—	—	—	7,361	693,385
DWS RREEF Global Infrastructure Fund	4,790,758	2,759,576	640,000	6,775	69,258	154,318	7,644,550
DWS RREEF Global Real Estate Securities Fund	5,705,422	2,260,743	2,730,000	(29,621)	—	380,743	6,354,589
Central Cash Management Fund	1,325,334	26,419,425	26,972,751	—	—	1,314	772,008
Total	43,595,365	50,325,351	37,391,012	(552,384)	206,775	1,299,465	59,335,522

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Alternative Asset Allocation VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Alternative Asset Allocation VIP (formerly DWS Alternative Asset Allocation Plus VIP) (the "Fund"), one of the funds constituting DWS Variable Series II, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Alternative Asset Allocation VIP (one of the funds constituting DWS Variable Series II) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2013

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the tables. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/12	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,055.40	$1,053.10
Expenses Paid per $1,000*	$1.45	$2.74
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/12	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,023.73	$1,022.47
Expenses Paid per $1,000*	$1.42	$2.69

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios**	Class A	Class B
DWS Variable Series II — DWS Alternative Asset Allocation VIP	.28%	.53%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

The Fund paid distributions of $0.11 per share from net long-term capital gains during its year ended December 31, 2012, of which 100% represents 15% rate gains.

For corporate shareholders, 3% of income dividends paid during the Fund's fiscal year ended December 31, 2012 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Alternative Asset Allocation VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreements (the "Sub-Advisory Agreements" and together with the Agreement, the "Agreements") between DWS and RREEF America L.L.C. ("RREEF"), an affiliate of DWS, and DWS and QS Investors, LLC ("QS Investors") in September 2012.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS and RREEF are part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's, QS Investors' and RREEF's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS, QS Investors and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-year period ended December 31, 2011, the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-year period ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedules, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). With respect to the sub-advisory fees paid to QS Investors and RREEF, the Board noted that the fees are paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS, QS Investors and RREEF.

Profitability. The Board reviewed detailed information regarding revenues received by DWS from advising the DWS Funds along with the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality. The Board did not receive profitability information with respect to the Fund, but did receive such information with respect to the funds in which the Fund invests. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund's current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of QS Investors' compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003-present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012-present); Director, CardioNet, Inc.2 (health care) (2009-present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2AAA-2 (R-025824-2 2/13)

DECEMBER 31, 2012

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Diversified International Equity VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
16 Statement of Assets and Liabilities
17 Statement of Operations
18 Statement of Changes in Net Assets
20 Financial Highlights
21 Notes to Financial Statements
26 Report of Independent Registered Public Accounting Firm
27 Information About Your Fund's Expenses
28 Tax Information
28 Proxy Voting
29 Investment Management Agreement Approval
32 Summary of Management Fee Evaluation by Independent Fee Consultant
34 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 is 1.07% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in DWS Diversified International Equity VIP

The Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East EAFE® Index is an unmanaged, free float-adjusted, market capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Diversified International Equity VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,734	$11,445	$7,579	$19,524
	Average annual total return	17.34%	4.60%	-5.39%	6.92%
MSCI EAFE Index	Growth of $10,000	$11,732	$11,106	$8,287	$22,021
	Average annual total return	17.32%	3.56%	-3.69%	8.21%

The growth of $10,000 is cumulative.

Management Summary December 31, 2012 (Unaudited)

Class A shares of the Fund returned 17.34% (unadjusted for contract charges) for the year ended December 31, 2012, compared with the Fund's benchmark, the MSCI EAFE® Index, which returned 17.32% for the same period.1 While the developed international markets registered a robust return during the past year, the strong performance was largely a second-half story. During the first five months of the year, market performance was pressured by adverse headlines regarding the European debt crisis and the continued slowdown in China's economic growth. However, the summer months brought a gradual restoration of investor confidence that stemmed, in part, from the aggressive response of the world's central banks. In the United States, the U.S. Federal Reserve Board (the Fed) announced expansions of its stimulative "quantitative easing" policy and said that it would maintain near-zero interest rates until unemployment declines significantly. In addition, European Central Bank (ECB) President Mario Draghi announced in July that the ECB would do "whatever it takes" to keep the region's currency union together — an important event that marked a turning point for the markets in 2012.

The largest positive contribution to Fund performance came from our underweight positions in various segments of the Japanese market, including the technology, consumer discretionary and industrials sectors.2 Overall, Japan is the Fund's second-largest country overweight. Our performance was also helped by an overweight position in technology, excluding Japan, and an underweight in energy.

Among the most notable detractors from performance were the Fund's underweights in Germany and France, which outperformed, as well as its allocation to Canada, which lagged. The Fund was also hurt by holding overweight positions in two sectors that lagged the broader market by a wide margin: telecommunications and utilities. Both are "defensive" in nature, meaning that investors tend to gravitate away from these areas when risk appetites are improving — as was the case in the past year. An underweight position in financials, the best-performing sector in the index during 2012, also cost the Fund some performance relative to its benchmark.

The Fund holds a weighting of 10% in two exchanged-traded funds (ETFs) linked to the performance of the emerging markets: Vanguard MSCI Emerging Markets Fund and iShares MSCI Emerging Markets Index Fund.3 We have held a position in the emerging markets since the Fund's inception in order to provide exposure to the strong economic fundamentals and attractive valuations in the asset class. This position contributed to performance during 2012, as the 18.22% return of the MSCI Emerging Markets Index outpaced the 17.32% gain of the MSCI EAFE Index.4

We expect that volatility is likely to be high in 2013 due to the shifting headlines out of the European debt crisis, China's growth, and U.S. tax policy.

Robert Wang

Russell Shtern, CFA

Portfolio Managers, QS Investors, LLC, Subadvisor to the Fund

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index is an unmanaged, free float-adjusted, market-capitalization index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

3 An exchange-traded fund (ETF) is a security that tracks an index or asset like an index fund, but trades like a stock on an exchange. The Vanguard MSCI Emerging Markets Fund invests in stocks of companies located in emerging markets around the world, such as Brazil, Russia, China, Korea and Taiwan. The fund seeks to track the return of the MSCI Emerging Markets Index over the long term. The iShares MSCI Emerging Markets Index Fund seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of publicly traded securities in emerging markets, as represented by the MSCI Emerging Markets Index.

4 The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an unmanaged, capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/12	12/31/11

Common Stocks	88%	89%
Exchange-Traded Funds	10%	10%
Cash Equivalents	2%	0%
Preferred Stocks	0%	1%
	100%	100%

Sector Diversification (As a % of Common and Preferred Stocks and Rights)	12/31/12	12/31/11

Telecommunication Services	15%	14%
Financials	13%	11%
Health Care	12%	13%
Information Technology	12%	7%
Consumer Staples	12%	13%
Materials	9%	9%
Utilities	8%	11%
Industrials	8%	8%
Consumer Discretionary	7%	9%
Energy	4%	5%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/12	12/31/11

Continental Europe	54%	49%
Japan	12%	13%
Emerging Markets	10%	10%
Canada	7%	11%
United Kingdom	7%	8%
Asia (excluding Japan)	6%	5%
Australia	4%	4%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2012
	Shares	Value ($)

Common Stocks 88.2%
Australia 3.9%
AGL Energy Ltd.	11,731	188,385
APA Group	20,392	117,708
Asciano Ltd.	5,759	28,144
Aurizon Holdings Ltd.	11,307	44,407
Australia & New Zealand Banking Group Ltd.	2,339	61,237
BHP Billiton Ltd.	4,758	185,815
Brambles Ltd.	9,482	75,459
Coca-Cola Amatil Ltd.	2,294	32,252
Cochlear Ltd.	479	39,627
Commonwealth Bank of Australia	354	22,995
Crown Ltd.	7,919	88,216
CSL Ltd.	2,736	154,562
Echo Entertainment Group Ltd.	6,555	23,636
Leighton Holdings Ltd.	986	18,551
National Australia Bank Ltd.	2,126	55,601
Newcrest Mining Ltd.	1,231	28,740
Origin Energy Ltd.	6,869	84,061
Rio Tinto Ltd.	735	51,159
Santos Ltd.	6,168	72,237
Sonic Healthcare Ltd.	3,281	45,816
SP AusNet	47,515	54,572
TABCORP Holdings Ltd.	15,130	48,353
Tatts Group Ltd.	24,689	77,736
Telstra Corp., Ltd.	106,742	486,264
Toll Holdings Ltd.	4,694	22,471
Transurban Group	7,777	49,393
Wesfarmers Ltd.	3,054	117,849
Westfield Group (REIT) (Units)	2,462	27,167
Westpac Banking Corp.	2,057	56,235
Woodside Petroleum Ltd.	3,625	129,193
Woolworths Ltd.	2,335	71,367
WorleyParsons Ltd.	1,091	26,914
(Cost $1,710,216)		2,586,122
Austria 0.6%
Erste Group Bank AG*	5,175	165,473
Immofinanz AG* (a)	21,199	89,372
Raiffeisen Bank International AG	1,218	50,914
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,323	70,971
(Cost $235,592)		376,730
Belgium 1.7%
Ageas	4,615	137,692
Anheuser-Busch InBev NV	4,693	410,115
Delhaize Group	593	23,753
Groupe Bruxelles Lambert SA	2,184	172,174
KBC Groep NV	3,189	111,001
Solvay SA	1,060	152,588
Umicore SA	2,235	123,240
(Cost $668,389)		1,130,563
Bermuda 0.1%
Seadrill Ltd. (a) (Cost $25,496)	2,436	89,777
Canada 7.3%
Agnico-Eagle Mines Ltd.	600	31,445
Alimentation Couche-Tard, Inc. "B"	1,500	73,786
Bank of Montreal (a)	800	48,947
	Shares	Value ($)

Bank of Nova Scotia (a)	1,100	63,543
Barrick Gold Corp. (a)	2,100	73,512
BCE, Inc. (a)	3,000	128,571
Bell Aliant, Inc. (a)	1,400	37,044
Bombardier, Inc. "B"	6,500	24,570
Brookfield Asset Management, Inc. "A" (a)	1,000	36,634
CAE, Inc. (a)	2,200	22,272
Canadian Imperial Bank of Commerce (a)	500	40,198
Canadian National Railway Co.	1,500	136,217
Canadian Natural Resources Ltd.	1,400	40,310
Canadian Pacific Railway Ltd. (a)	700	71,006
Canadian Tire Corp., Ltd. "A"	500	34,875
Canadian Utilities Ltd. "A"	1,800	130,182
CGI Group, Inc. "A"* (a)	23,300	537,350
Eldorado Gold Corp.	1,800	23,163
Empire Co., Ltd. "A"	500	29,632
EnCana Corp. (a)	1,000	19,765
Finning International, Inc.	900	22,231
First Quantum Minerals Ltd.	800	17,621
Fortis, Inc. (a)	6,400	220,175
George Weston Ltd.	700	49,740
Gildan Activewear, Inc.	800	29,219
Goldcorp, Inc.	1,800	66,177
Kinross Gold Corp.	2,300	22,336
Loblaw Companies Ltd. (a)	1,500	63,230
Magna International, Inc. "A" (a)	1,106	55,239
Manulife Financial Corp.	2,600	35,313
Metro, Inc. "A" (a)	1,300	82,768
National Bank of Canada (a)	400	31,061
Open Text Corp.*	6,600	369,114
Potash Corp. of Saskatchewan, Inc. (a)	1,300	52,904
Research In Motion Ltd.* (a)	50,600	600,261
Rogers Communications, Inc. "B" (a)	4,800	217,923
Royal Bank of Canada (a)	1,300	78,259
Saputo, Inc. (a)	1,800	91,040
Shaw Communications, Inc. "B" (a)	2,400	55,108
Shoppers Drug Mart Corp. (a)	2,700	116,176
Silver Wheaton Corp.	1,100	39,656
SNC-Lavalin Group, Inc. (a)	600	24,321
Sun Life Financial, Inc. (a)	1,000	26,511
Suncor Energy, Inc.	2,020	66,426
Teck Resources Ltd. "B" (a)	1,200	43,611
Telus Corp. (Non-Voting Shares) (a)	1,900	123,547
Thomson Reuters Corp. (b)	1,158	33,651
Thomson Reuters Corp. (a) (b)	800	23,147
Tim Hortons, Inc. (a)	1,000	49,090
Toronto-Dominion Bank (a)	900	75,777
TransAlta Corp. (a)	8,600	130,725
Valeant Pharmaceuticals International, Inc.*	5,700	340,040
Yamana Gold, Inc. (a)	1,100	18,921
(Cost $4,203,376)		4,874,340
Denmark 2.1%
A P Moller-Maersk AS "A"	7	49,849
A P Moller-Maersk AS "B"	18	137,780
Carlsberg AS "B"	4,992	490,786
Danske Bank AS*	17,646	299,991
	Shares	Value ($)

DSV AS	2,622	68,372
Novo Nordisk AS "B"	1,669	272,581
Tryg AS	621	46,952
William Demant Holding AS*	291	24,974
(Cost $886,289)		1,391,285
Finland 4.3%
Fortum Oyj	14,781	277,964
Kone Oyj "B"	1,396	103,370
Metso Corp.	1,104	48,093
Nokia Oyj (a)	399,372	1,570,570
Pohjola Bank PLC	3,258	48,652
Sampo Oyj "A"	10,661	344,738
Stora Enso Oyj "R"	23,027	162,866
UPM-Kymmene Oyj	20,179	239,799
Wartsila Oyj	1,559	68,954
(Cost $1,991,577)		2,865,006
France 6.9%
Air Liquide SA	1,652	207,023
Arkema	421	44,266
AtoS	697	49,665
AXA SA	4,348	78,646
BNP Paribas SA	2,000	112,734
Bouygues SA	734	21,643
Cap Gemini	2,014	87,770
Carrefour SA	2,147	55,598
Casino Guichard-Perrachon SA	247	23,760
Cie de St-Gobain	755	32,305
DANONE SA	2,453	162,069
Dassault Systemes SA	830	92,915
Electricite de France	2,181	40,877
Essilor International SA	2,621	265,744
France Telecom SA	28,037	313,975
GDF Suez	12,916	266,120
Iliad SA	426	73,329
L'Oreal SA	815	113,847
Lafarge SA	843	54,018
LVMH Moet Hennessy Louis Vuitton SA	420	78,266
Pernod Ricard SA	790	92,894
Sanofi	13,398	1,270,602
Schneider Electric SA	894	66,678
Societe Generale*	1,549	58,264
Suez Environnement Co.	1,869	22,536
Technip SA	427	49,160
Total SA	6,134	317,481
Unibail-Rodamco SE (REIT) (a)	265	64,874
Veolia Environnement	4,218	51,417
Vinci SA (a)	944	44,927
Vivendi	19,233	433,121
(Cost $3,844,764)		4,646,524
Germany 5.2%
Adidas AG	551	49,104
Allianz SE (Registered)	1,916	265,436
BASF SE	1,618	152,078
Bayer AG	3,118	296,093
Bayerische Motoren Werke (BMW) AG	704	67,895
Beiersdorf AG	1,074	87,756
Commerzbank AG*	17,612	33,517
Continental AG	289	33,439
Daimler AG (Registered)	1,589	86,830
	Shares	Value ($)

Deutsche Boerse AG	688	41,993
Deutsche Post AG (Registered) (a)	3,555	77,952
Deutsche Telekom AG (Registered)	67,999	772,552
E.ON AG	12,733	237,121
Fresenius Medical Care AG & Co. KGaA	940	64,947
Fresenius SE & Co. KGaA	632	72,739
GEA Group AG	1,223	39,501
Henkel AG & Co. KGaA	1,435	98,285
Infineon Technologies AG	4,778	38,772
K+S AG (Registered)	447	20,666
Kabel Deutschland Holding AG	301	22,508
Linde AG	332	57,897
Merck KGaA	233	30,742
Metro AG	2,014	55,831
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	388	69,663
RWE AG	3,136	129,463
SAP AG	2,863	229,345
Siemens AG (Registered)	2,778	301,940
Suedzucker AG	67	2,742
Volkswagen AG	110	23,632
(Cost $2,593,709)		3,460,439
Hong Kong 2.5%
AIA Group Ltd.	23,000	91,665
Cathay Pacific Airways Ltd. (a)	15,000	27,887
Cheung Kong (Holdings) Ltd.	5,000	77,394
Cheung Kong Infrastructure Holdings Ltd.	7,000	43,001
CLP Holdings Ltd.	17,500	147,292
Galaxy Entertainment Group Ltd.*	12,000	47,787
Hang Lung Properties Ltd.	12,000	48,114
Hang Seng Bank Ltd. (a)	2,200	33,986
Hong Kong & China Gas Co., Ltd.	45,813	125,646
Hong Kong Exchanges & Clearing Ltd. (a)	3,500	60,296
Hopewell Holdings Ltd.	6,000	25,944
Hutchison Whampoa Ltd.	31,000	328,857
Li & Fung Ltd. (a)	36,000	64,863
Link (REIT)	2,000	10,016
MTR Corp., Ltd.	17,500	69,273
Noble Group Ltd.	51,363	49,529
NWS Holdings Ltd.	30,000	51,205
Orient Overseas International Ltd.	5,000	32,955
Power Assets Holdings Ltd.	14,000	120,163
Shangri-La Asia Ltd.	12,000	24,180
SJM Holdings Ltd.	12,000	28,239
Sun Hung Kai Properties Ltd.	5,000	75,726
Swire Pacific Ltd. "A"	2,000	24,854
Wharf Holdings Ltd.	6,000	47,513
Yue Yuen Industrial (Holdings) Ltd. (a)	5,000	16,880
(Cost $1,155,346)		1,673,265
Ireland 3.1%
CRH PLC (b)	20,956	434,855
CRH PLC (b)	56,843	1,188,225
Elan Corp. PLC*	31,025	320,408
Experian PLC	1,159	18,726
Prothena Corp. PLC*	757	5,547
Shire PLC	3,629	111,458
(Cost $1,879,352)		2,079,219
	Shares	Value ($)

Italy 3.9%
Assicurazioni Generali SpA	6,464	117,908
Atlantia SpA	7,403	134,268
Enel Green Power SpA	16,188	30,275
Enel SpA	71,348	296,835
Eni SpA	9,990	246,449
Fiat Industrial SpA	18,223	199,806
Fiat SpA* (a)	22,794	115,136
Finmeccanica SpA*	7,959	46,126
Intesa Sanpaolo	40,339	69,786
Luxottica Group SpA	3,208	133,296
Pirelli & C. SpA (a)	5,969	68,482
Prysmian SpA	5,291	107,048
Saipem SpA	1,195	46,363
Snam SpA	16,191	75,289
Telecom Italia SpA	530,993	479,976
Telecom Italia SpA (RSP)	357,071	282,551
Terna — Rete Elettrica Nationale SpA	14,939	59,828
UBI Banca — Unione di Banche Italiane ScpA	3,919	18,280
UniCredit SpA*	21,088	104,134
(Cost $2,579,369)		2,631,836
Japan 11.3%
AEON Co., Ltd.	5,200	59,439
Ajinomoto Co., Inc.	6,000	79,387
Alfresa Holdings Corp.	500	19,539
Asahi Group Holdings Ltd.	3,400	72,070
Asahi Kasei Corp.	5,000	29,527
Astellas Pharma, Inc.	3,800	170,701
Bridgestone Corp.	1,200	31,105
Canon, Inc.	1,500	58,833
Central Japan Railway Co.	300	24,341
Chubu Electric Power Co., Inc.	13,200	176,131
Chugai Pharmaceutical Co., Ltd.	2,300	44,080
Chugoku Electric Power Co., Inc.	6,300	98,796
Dai-ichi Life Insurance Co., Ltd.	35	49,247
Daiichi Sankyo Co., Ltd.	5,800	88,969
Dainippon Sumitomo Pharma Co., Ltd.	1,800	21,625
Daito Trust Construction Co., Ltd.	400	37,641
Daiwa House Industry Co., Ltd.	2,000	34,413
Daiwa Securities Group, Inc. (a)	10,000	55,697
Denso Corp.	800	27,836
Eisai Co., Ltd.	2,100	87,684
Electric Power Development Co., Ltd.	1,600	37,929
FamilyMart Co., Ltd.	500	20,582
FANUC Corp.	200	37,193
FUJIFILM Holdings Corp.	1,200	24,170
Hisamitsu Pharmaceutical Co., Inc. (a)	700	34,708
Hitachi Ltd.	7,000	41,196
Hokkaido Electric Power Co., Inc.	2,100	25,501
Hokuriku Electric Power Co.	2,800	33,104
Honda Motor Co., Ltd.	1,600	58,973
HOYA Corp.	1,400	27,565
Idemitsu Kosan Co., Ltd.	300	26,129
INPEX Corp.	21	112,074
Japan Petroleum Exploration Co., Ltd.	700	24,464
Japan Real Estate Investment Corp. (REIT)	5	49,044
	Shares	Value ($)

Japan Tobacco, Inc.	7,400	208,618
JFE Holdings, Inc.	1,400	26,394
JX Holdings, Inc.	22,920	129,091
Kansai Electric Power Co., Inc.	15,900	167,057
Kao Corp.	4,500	117,245
KDDI Corp.	3,400	240,159
Keyence Corp.	110	30,359
Kikkoman Corp.	2,000	28,570
Kirin Holdings Co., Ltd.	8,000	94,003
Komatsu Ltd.	900	23,031
Kyocera Corp.	400	36,272
Kyowa Hakko Kirin Co., Ltd.	3,000	29,627
Kyushu Electric Power Co., Inc.	9,500	108,446
Lawson, Inc. (a)	500	33,987
MEIJI Holdings Co., Ltd.	500	21,671
Miraca Holdings, Inc.	500	20,132
Mitsubishi Chemical Holdings Corp.	6,500	32,423
Mitsubishi Corp.	1,900	36,521
Mitsubishi Estate Co., Ltd.	4,000	95,625
Mitsubishi Tanabe Pharma Corp.	2,200	28,685
Mitsubishi UFJ Financial Group, Inc.	43,700	235,156
Mitsui & Co., Ltd.	2,500	37,401
Mitsui Fudosan Co., Ltd.	3,000	73,293
Mizuho Financial Group, Inc.	77,200	141,248
MS&AD Insurance Group Holdings, Inc.	2,400	47,948
Nintendo Co., Ltd.	200	21,340
Nippon Building Fund, Inc. (REIT)	4	41,241
Nippon Meat Packers, Inc.	2,000	27,534
Nippon Steel & Sumitomo Metal	16,000	39,357
Nippon Telegraph & Telephone Corp.	5,409	227,212
Nishi-Nippon City Bank Ltd.	8,000	19,708
Nissan Motor Co., Ltd.	3,400	32,271
Nisshin Seifun Group, Inc.	3,000	37,539
Nissin Foods Holdings Co., Ltd.	700	26,543
Nitto Denko Corp.	600	29,520
NKSJ Holdings, Inc.	1,750	37,269
Nomura Holdings, Inc.	12,000	70,851
Nomura Real Estate Office Fund, Inc. (REIT)	5	28,689
NTT DoCoMo, Inc.	187	268,560
Olympus Corp.*	1,900	36,877
Ono Pharmaceutical Co., Ltd.	700	35,721
Oriental Land Co., Ltd.	200	24,168
ORIX Corp.	580	65,447
Osaka Gas Co., Ltd.	30,000	108,967
Otsuka Holdings KK	2,600	72,995
Panasonic Corp. (a)	3,100	18,836
Resona Holdings, Inc.	6,900	31,283
Santen Pharmaceutical Co., Ltd.	700	26,801
Seven & I Holdings Co., Ltd.	6,200	174,499
Shikoku Electric Power Co., Inc.	2,600	41,465
Shin-Etsu Chemical Co., Ltd.	700	42,756
Shionogi & Co., Ltd.	3,400	56,636
Shiseido Co., Ltd. (a)	3,500	49,219
Showa Shell Sekiyu KK	4,000	22,712
SOFTBANK Corp.	11,000	402,509
Sony Corp.	1,300	14,546
Sumitomo Chemical Co., Ltd.	6,000	18,930
Sumitomo Metal Mining Co., Ltd.	2,000	28,223
Sumitomo Mitsui Financial Group, Inc.	4,800	174,379
	Shares	Value ($)

Sumitomo Mitsui Trust Holdings, Inc.	13,410	47,115
Sumitomo Realty & Development Co., Ltd.	2,000	66,455
Suzuken Co., Ltd.	900	25,362
Sysmex Corp.	400	18,326
T&D Holdings, Inc.	3,600	43,877
Taisho Pharmaceutical Holdings Co., Ltd.	300	20,490
Takeda Pharmaceutical Co., Ltd.	6,300	281,545
Terumo Corp.	1,400	55,627
Toho Gas Co., Ltd.	7,000	37,576
Tohoku Electric Power Co., Inc.*	10,000	93,060
Tokio Marine Holdings, Inc.	2,200	61,340
Tokyo Electric Power Co., Inc.*	24,100	57,763
Tokyo Gas Co., Ltd.	44,000	201,166
TonenGeneral Sekiyu KK	4,000	34,468
Toray Industries, Inc.	4,000	24,391
Toshiba Corp.	8,000	31,634
Toyo Suisan Kaisha Ltd.	1,000	26,650
Toyota Motor Corp.	2,200	102,688
Tsumura & Co.	700	21,096
Unicharm Corp.	900	46,851
Yakult Honsha Co., Ltd. (a)	700	30,673
(Cost $6,903,485)		7,545,411
Luxembourg 0.3%
ArcelorMittal	4,154	71,910
Millicom International Cellular SA (SDR)	1,194	103,778
Tenaris SA (a)	1,718	35,814
(Cost $164,913)		211,502
Macau 0.1%
Sands China Ltd.	16,000	71,775
Wynn Macau Ltd.* (a)	9,200	25,355
(Cost $36,554)		97,130
Netherlands 6.6%
AEGON NV	13,027	83,019
Akzo Nobel NV	2,534	167,211
ASML Holding NV	23,043	1,491,796
Corio NV (REIT)	729	33,164
Gemalto NV	952	86,190
Heineken Holding NV	913	50,011
Heineken NV	780	52,028
ING Groep NV (CVA)*	27,123	259,369
Koninklijke (Royal) KPN NV	86,611	428,309
Koninklijke Ahold NV	6,503	86,377
Koninklijke DSM NV	1,774	106,856
Koninklijke Philips Electronics NV	5,110	137,093
Koninklijke Vopak NV	374	26,371
Randstad Holding NV	918	33,887
Reed Elsevier NV	23,165	343,212
Royal Dutch Shell PLC "A"	1,952	68,973
Royal Dutch Shell PLC "B"	2,331	82,500
TNT Express NV	2,201	24,898
Unilever NV (CVA)	7,993	301,606
Wolters Kluwer NV	11,096	229,443
Ziggo NV	9,664	312,330
(Cost $3,617,125)		4,404,643
	Shares	Value ($)

Norway 2.0%
DnB ASA	24,697	314,811
Gjensidige Forsikring ASA	2,423	34,870
Norsk Hydro ASA	22,115	112,662
Statoil ASA	7,119	178,645
Telenor ASA	23,063	468,564
Yara International ASA	4,676	232,099
(Cost $690,347)		1,341,651
Singapore 3.2%
CapitaLand Ltd. (a)	20,000	61,356
ComfortDelGro Corp., Ltd.	29,000	42,503
DBS Group Holdings Ltd.	10,000	122,413
Fraser & Neave Ltd.	7,000	55,715
Genting Singapore PLC (a)	175,000	200,240
Global Logistic Properties Ltd.	17,000	39,089
Golden Agri-Resources Ltd.	173,000	93,132
Hutchison Port Holdings Trust (Units)	63,000	50,157
Jardine Cycle & Carriage Ltd.	3,000	119,360
Keppel Corp., Ltd.	15,400	139,932
Olam International Ltd. (a)	43,000	55,148
Oversea-Chinese Banking Corp., Ltd.	14,000	112,639
SembCorp Industries Ltd.	16,000	69,716
SembCorp Marine Ltd.	8,000	30,456
Singapore Airlines Ltd.	6,000	53,064
Singapore Exchange Ltd.	7,000	40,582
Singapore Press Holdings Ltd.	37,000	122,415
Singapore Technologies Engineering Ltd.	15,000	47,349
Singapore Telecommunications Ltd.	157,000	426,734
StarHub Ltd.	14,000	43,716
United Overseas Bank Ltd.	7,000	114,649
Wilmar International Ltd.	50,000	138,191
(Cost $1,503,370)		2,178,556
Spain 5.0%
Abertis Infraestructuras SA	10,380	172,989
Acciona SA	263	19,944
ACS, Actividades de Construccion y Servicios SA (a)	2,511	64,261
Amadeus IT Holding SA "A"	16,502	414,106
Banco Bilbao Vizcaya Argentaria SA (a)	12,973	119,097
Banco Santander SA	26,579	214,309
Enagas SA	2,258	48,319
Ferrovial SA (a)	7,677	113,191
Gas Natural SDG SA	4,736	86,602
Iberdrola SA	50,661	282,505
Industria de Diseno Textil SA	3,008	421,414
Red Electrica Corporacion SA (a)	1,484	73,321
Repsol SA	20,305	416,997
Telefonica SA	61,238	831,534
Zardoya Otis SA (a)	3,050	43,961
(Cost $2,910,128)		3,322,550
Sweden 3.5%
Assa Abloy AB "B"	1,207	45,450
Atlas Copco AB "A"	2,084	57,692
Boliden AB	10,746	204,250
	Shares	Value ($)

Electrolux AB "B"	1,087	28,549
Hennes & Mauritz AB "B"	5,804	201,685
Hexagon AB "B"	2,788	70,083
Husqvarna AB "B"	4,852	29,412
Nordea Bank AB	10,270	98,358
Sandvik AB	3,095	49,744
Skandinaviska Enskilda Banken AB "A"	4,035	34,409
Skanska AB "B"	1,724	28,365
SKF AB "B"	1,279	32,364
Svenska Cellulosa AB "B"	13,283	290,774
Svenska Handelsbanken AB "A"	1,999	71,624
Swedbank AB "A"	3,758	73,951
Swedish Match AB	6,442	216,972
Tele2 AB "B"	5,797	105,136
Telefonaktiebolaget LM Ericsson "B"	42,182	424,278
TeliaSonera AB	38,625	263,094
Volvo AB "B"	2,677	36,915
(Cost $1,784,181)		2,363,105
Switzerland 7.4%
ABB Ltd. (Registered)* (a)	7,290	151,369
Actelion Ltd. (Registered)*	481	23,104
Adecco SA (Registered)*	824	43,677
Aryzta AG*	598	30,682
Compagnie Financiere Richemont SA "A"	1,918	153,370
Credit Suisse Group AG (Registered)*	2,979	74,747
Geberit AG (Registered)*	246	54,459
Givaudan SA (Registered)*	61	64,671
Glencore International PLC (a)	4,330	25,234
Holcim Ltd. (Registered)*	1,280	94,276
Lonza Group AG (Registered)*	466	25,205
Nestle SA (Registered)	20,152	1,313,389
Novartis AG (Registered)	11,006	696,806
Roche Holding AG (Genusschein)	3,215	654,976
Sika AG	19	44,035
Sonova Holding AG (Registered)*	289	32,017
STMicroelectronics NV	8,506	62,017
Swatch Group AG (Bearer)	87	44,773
Swiss Re AG.*	723	52,768
Swisscom AG (Registered) (a)	2,114	911,751
Syngenta AG (Registered)	246	99,232
UBS AG (Registered)*	5,885	92,549
Wolseley PLC	878	41,732
Xstrata PLC	2,858	50,833
Zurich Insurance Group AG*	398	106,422
(Cost $2,859,380)		4,944,094
United Kingdom 7.0%
Anglo American PLC	1,947	62,151
ARM Holdings PLC	28,328	362,228
AstraZeneca PLC	8,219	388,556
BAE Systems PLC	8,559	47,023
Barclays PLC	8,467	36,564
BG Group PLC	3,267	54,782
BHP Billiton PLC	3,282	115,328
BP PLC	14,756	102,241
British American Tobacco PLC	2,622	132,857
British Sky Broadcasting Group PLC	3,065	38,288
BT Group PLC	34,124	128,630
	Shares	Value ($)

Burberry Group PLC	877	17,956
Capita PLC	1,652	20,456
Centrica PLC	23,148	125,749
Compass Group PLC	1,662	19,656
Diageo PLC	3,511	102,214
GlaxoSmithKline PLC	34,007	738,346
HSBC Holdings PLC	12,924	136,695
Imperial Tobacco Group PLC	1,507	58,193
Inmarsat PLC	3,673	35,456
International Consolidated Airlines Group SA*	16,625	49,133
Kingfisher PLC	7,038	32,508
Lloyds Banking Group PLC*	35,330	28,309
Marks & Spencer Group PLC	6,157	38,387
National Grid PLC	14,501	166,101
Pearson PLC	2,051	40,096
Reckitt Benckiser Group PLC	814	50,992
Reed Elsevier PLC	4,792	50,316
Rio Tinto PLC	1,800	104,890
Rolls-Royce Holdings PLC*	1,946	28,038
SABMiller PLC	1,281	60,294
Severn Trent PLC	1,531	39,225
Smith & Nephew PLC	6,163	68,204
Smiths Group PLC	1,710	33,658
SSE PLC	4,799	110,910
Standard Chartered PLC	1,687	42,763
Subsea 7 SA	1,418	33,914
Tesco PLC	10,251	56,312
The Sage Group PLC	35,008	167,710
Unilever PLC	1,529	58,038
United Utilities Group PLC	5,004	54,910
Vodafone Group PLC	238,662	600,203
William Morrison Supermarkets PLC	5,677	24,281
WPP PLC	3,863	56,157
(Cost $3,239,030)		4,718,718
United States 0.2%
Catamaran Corp.* (Cost $173,030)	3,700	174,008
Total Common Stocks (Cost $45,655,018)		59,106,474

Preferred Stocks 0.4%
Germany
Bayerische Motoren Werke (BMW) AG	416	26,883
Henkel AG & Co. KGaA	2,045	167,942
Porsche Automobil Holding SE	395	32,187
Volkswagen AG	123	27,983
Total Preferred Stocks (Cost $115,636)		254,995

Rights 0.0%
Singapore 0.0%
Olam International Ltd., Expiration Date 1/21/2013* (Cost $0)	13,459	0
Spain 0.0%
Repsol SA, Expiration Date 1/16/2013* (Cost $12,699)	20,305	12,382
Total Rights (Cost $12,699)		12,382

	Shares	Value ($)

Exchange-Traded Funds 9.6%
Emerging Markets
iShares MSCI Emerging Markets Index Fund	73,000	3,237,550
Vanguard MSCI Emerging Markets Fund	71,400	3,179,442
Total Exchange-Traded Funds (Cost $4,637,577)		6,416,992

	Shares	Value ($)

Securities Lending Collateral 10.9%
Daily Assets Fund Institutional, 0.20% (c) (d) (Cost $7,305,821)	7,305,821	7,305,821

Cash Equivalents 1.5%
Central Cash Management Fund, 0.15% (c) (Cost $974,112)	974,112	974,112

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $58,700,863)†	110.6	74,070,776
Other Assets and Liabilities, Net	(10.6)	(7,083,974)
Net Assets	100.0	66,986,802

* Non-income producing security.

† The cost for federal income tax purposes was $58,987,622. At December 31, 2012, net unrealized appreciation for all securities based on tax cost was $15,083,154. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,485,933 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,402,779.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2012 amounted to $7,002,615, which is 10.5% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen (Certificate of Stock)

MSCI: Morgan Stanley Capital International

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SDR: Swedish Depositary Receipt

At December 31, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
ASX SPI 200 Index	AUD	3/21/2013	1	119,837	153
Euro Stoxx 50 Index	EUR	3/15/2013	24	828,401	(10,201)
FTSE 100 Index	GBP	3/15/2013	1	94,998	(1,091)
Nikkei 225 Index	USD	3/7/2013	3	158,550	15,219
Total net unrealized appreciation					4,080

Currency Abbreviations
AUD Australian Dollar EUR Euro GBP British Pound USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks, Preferred Stocks and Rights (e)
Australia	$—	$2,586,122	$—	$2,586,122
Austria	—	376,730	—	376,730
Belgium	—	1,130,563	—	1,130,563
Bermuda	—	89,777	—	89,777
Canada	4,840,689	33,651	—	4,874,340
Denmark	—	1,391,285	—	1,391,285
Finland	—	2,865,006	—	2,865,006
France	—	4,646,524	—	4,646,524
Germany	—	3,715,434	—	3,715,434
Hong Kong	—	1,673,265	—	1,673,265
Ireland	5,547	2,073,672	—	2,079,219
Italy	—	2,631,836	—	2,631,836
Japan	—	7,545,411	—	7,545,411
Luxembourg	—	211,502	—	211,502
Macau	—	97,130	—	97,130
Netherlands	—	4,404,643	—	4,404,643
Norway	—	1,341,651	—	1,341,651
Singapore	—	2,178,556	—	2,178,556
Spain	—	3,334,932	—	3,334,932
Sweden	—	2,363,105	—	2,363,105
Switzerland	—	4,944,094	—	4,944,094
United Kingdom	—	4,718,718	—	4,718,718
United States	174,008	—	—	174,008
Exchange-Traded Funds	6,416,992	—	—	6,416,992
Short-Term Investments (e)	8,279,933	—	—	8,279,933
Derivatives (f) Futures Contracts	15,372	—	—	15,372
Total	$19,732,541	$54,353,607	$—	$74,086,148
Liabilities
Derivatives (f) Futures Contracts	$(11,292)	$—	$—	$(11,292)
Total	$(11,292)	$—	$—	$(11,292)

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $50,420,930) — including $7,002,615 of securities loaned	$65,790,843
Investment in Daily Assets Fund Institutional (cost $7,305,821)*	7,305,821
Investment in Central Cash Management Fund (cost $974,112)	974,112
Total investments in securities, at value (cost $58,700,863)	74,070,776
Foreign currency, at value (cost $158,198)	158,158
Deposits with broker for futures contracts	221,790
Receivable for investments sold	240
Receivable for Fund shares sold	20
Dividends receivable	74,146
Interest receivable	7,344
Receivable for variation margin on futures contracts	4,080
Foreign taxes recoverable	51,326
Other assets	1,246
Total assets	74,589,126
Liabilities
Payable upon return of securities loaned	7,305,821
Payable for investments purchased	12,677
Payable for Fund shares redeemed	158,852
Accrued management fee	36,531
Accrued Trustees' fees	1,060
Other accrued expenses and payables	87,383
Total liabilities	7,602,324
Net assets, at value	$66,986,802
Net Assets Consist of
Undistributed net investment income	1,530,737
Net unrealized appreciation (depreciation) on: Investments	15,369,913
Futures	4,080
Foreign currency	28
Accumulated net realized gain (loss)	(64,680,792)
Paid-in capital	114,762,836
Net assets, at value	$66,986,802
Class A Net Asset Value, offering and redemption price per share ($66,986,802 ÷ 8,411,945 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$7.96

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $217,778)	$2,168,480
Interest	603
Income distributions — Central Cash Management Fund	1,029
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	100,996
Total income	2,271,108
Expenses: Management fee	423,516
Administration fee	65,156
Services to shareholders	1,028
Custodian fee	48,037
Legal fees	7,477
Audit and tax fees	58,274
Reports to shareholders	28,134
Trustees' fees and expenses	4,729
Other	29,168
Total expenses	665,519
Net investment income	1,605,589
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (including foreign taxes of $392)	8,663
Futures	346,650
Foreign currency	(17,620)
337,693
Change in net unrealized appreciation (depreciation) on: Investments	8,575,838
Futures	(14,183)
Foreign currency	914
8,562,569
Net gain (loss)	8,900,262
Net increase (decrease) in net assets resulting from operations	$10,505,851

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$1,605,589	$1,861,273
Net realized gain (loss)	337,693	4,665,824
Change in net unrealized appreciation (depreciation)	8,562,569	(15,377,629)
Net increase (decrease) in net assets resulting from operations	10,505,851	(8,850,532)
Distributions to shareholders from: Net investment income: Class A	(1,885,705)	(1,512,225)
Total distributions	(1,885,705)	(1,512,225)
Fund share transactions: Class A Proceeds from shares sold	2,442,886	5,120,530
Reinvestment of distributions	1,885,705	1,512,225
Payments for shares redeemed	(10,767,707)	(14,636,659)
Net increase (decrease) in net assets from Class A share transactions	(6,439,116)	(8,003,904)
Increase (decrease) in net assets	2,181,030	(18,366,661)
Net assets at beginning of period	64,805,772	83,172,433
Net assets at end of period (including undistributed net investment income of $1,530,737 and $1,799,337, respectively)	$66,986,802	$64,805,772
Other Information
Class A Shares outstanding at beginning of period	9,288,789	10,297,508
Shares sold	334,743	689,406
Shares issued to shareholders in reinvestment of distributions	258,316	175,432
Shares redeemed	(1,469,903)	(1,873,557)
Net increase (decrease) in Class A shares	(876,844)	(1,008,719)
Shares outstanding at end of period	8,411,945	9,288,789

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$6.98	$8.08	$7.45	$6.22	$16.76
Income (loss) from investment operations: Net investment incomea	.18	.19	.14	.12	.33	c
Net realized and unrealized gain (loss)	1.01	(1.14)	.66	1.51	(6.67)
Total from investment operations	1.19	(.95)	.80	1.63	(6.34)
Less distributions from: Net investment income	(.21)	(.15)	(.17)	(.40)	(.13)
Net realized gains	—	—	—	—	(4.07)
Total distributions	(.21)	(.15)	(.17)	(.40)	(4.20)
Net asset value, end of period	$7.96	$6.98	$8.08	$7.45	$6.22
Total Return (%)	17.34	(12.07)	10.93	29.36	(48.81	)b,d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	67	65	83	86	91
Ratio of expenses before expense reductions (%)	1.02	1.03	.99	.94	1.02
Ratio of expenses after expense reductions (%)	1.02	1.03	.99	.94	1.01
Ratio of net investment income (%)	2.46	2.44	1.90	1.89	3.04	c
Portfolio turnover rate (%)	18	26	14	139	132
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reimbursed.
c Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.16 per share and 1.49% of average daily net assets, respectively.
d Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.14% lower.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Diversified International Equity VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $64,369,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($25,205,000) and December 31, 2017 ($39,164,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2012 through December 31, 2012, the Fund elects to defer qualified late year losses of approximately $108,000 of net long-term realized capital losses and treat them as arising in the fiscal year ending December 31, 2013.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in futures contracts, income received from passive foreign investment companies and and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2012, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$1,627,000
Capital loss carryforwards	$(64,369,000)
Unrealized appreciation (depreciation) on investments	$15,083,154

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2012	2011
Distributions from ordinary income*	$1,885,705	$1,512,225

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2012, the Fund entered into futures contracts as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $750,000 to $1,265,000.

The following table summarizes the value of the Fund's derivative instruments held as of December 31, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$15,372

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
Liability Derivative	Futures Contracts
Equity Contracts (a)	$(11,292)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$346,650

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(14,183)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended December 31, 2012, purchases and sales of investment transactions (excluding short-term investments) aggregated $11,645,399 and $18,497,325, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1.5 billion	.650%
Next $1.75 billion	.635%
Next $1.75 billion	.620%
Over $5 billion	.605%

Accordingly, for the year ended December 31, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.65% of the Fund's average daily net assets.

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.99%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $65,156, of which $5,620 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2012, the amounts charged to the Fund by DISC aggregated $111, of which $28 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $15,247, of which $5,263 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Securities Lending Fees. Effective February 7, 2013, Deutsche Bank AG serves as lending agent for the Fund,

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Ownership of the Fund

At December 31, 2012, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 46%, 29% and 24%.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2012.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Diversified International Equity VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of DWS Diversified International Equity VIP (the "Fund"), one of the funds constituting DWS Variable Series II (the "Trust"), as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Diversified International Equity VIP (one of funds constituting DWS Variable Series II) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2013

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012
Actual Fund Return	Class A
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,140.40
Expenses Paid per $1,000*	$5.33
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,020.16
Expenses Paid per $1,000*	$5.03

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Diversified International Equity VIP	.99%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Diversified International Equity VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2012.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003-present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012-present); Director, CardioNet, Inc.2 (health care) (2009-present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2DIE-2 (R-025828-2 2/13)

DECEMBER 31, 2012

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Dreman Small Mid Cap Value VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
9 Statement of Assets and Liabilities
10 Statement of Operations
10 Statement of Changes in Net Assets
12 Financial Highlights
13 Notes to Financial Statements
17 Report of Independent Registered Public Accounting Firm
18 Information About Your Fund's Expenses
19 Tax Information
19 Proxy Voting
20 Investment Management Agreement Approval
23 Summary of Management Fee Evaluation by Independent Fee Consultant
25 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Smaller and medium company stocks tend to be more volatile than large company stocks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 are 0.90% and 1.24% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in DWS Dreman Small Mid Cap Value VIP

The Russell 2500™ Value Index is an unmanaged Index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Dreman Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,377	$13,150	$11,356	$28,907
	Average annual total return	13.77%	9.56%	2.58%	11.20%
Russell 2500 Value Index	Growth of $10,000	$11,921	$14,380	$12,487	$26,417
	Average annual total return	19.21%	12.87%	4.54%	10.20%
DWS Dreman Small Mid Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,338	$13,027	$11,170	$27,890
	Average annual total return	13.38%	9.22%	2.24%	10.80%
Russell 2500 Value Index	Growth of $10,000	$11,921	$14,380	$12,487	$26,417
	Average annual total return	19.21%	12.87%	4.54%	10.20%

The growth of $10,000 is cumulative.

Management Summary December 31, 2012 (Unaudited)

Class A shares of DWS Dreman Small Mid Cap Value VIP returned 13.77% (unadjusted for contract charges) in 2012, underperforming the 19.21% return of its benchmark, the Russell 2500™ Value Index.1

The largest detractors from performance were our positions in two deep-value stocks that we thought would emerge as turnaround stories: Pitney Bowes, Inc. and R.R. Donnelley & Sons Co. Both stocks weighed heavily on the Fund's return. Other notable detractors from performance were Arch Coal, Inc. and Ultra Petroleum Corp., which were pressured by the falling prices for coal and natural gas, respectively. On the plus side, we added value through an underweight in the utilities sector and favorable stock selection in technology and industrials. Our most significant individual contributors were the chemical producer Huntsman Corporation and Hanesbrands, Inc.2

Over the course of the year, we gradually moved to overweight positions in the technology, industrials, materials and banking sectors, as we found the most compelling individual stock opportunities in areas with above-average sensitivity to economic growth. In the materials sector, for instance, we believed many stocks offered favorable prospects at a time of positive global growth and the possibility of revived investor concerns about inflation. We also found a number of undervalued companies in the banking sector, where improving home sales and rising loan growth boosted the earnings outlook. We are beginning to look more closely at the energy sector, where the Fund is underweight, as the depressed prices of oil and natural gas have pushed valuations down to what we believe are very interesting levels.

As we head into the new year, we believe the Fund is well positioned. At the end of the period, the price-to-earnings (P/E) ratio of the stocks in the Fund was 11.4 times 12-month earnings estimates, compared with 14.3 for the stocks in the Russell 2500® Value Index.3 At the same time, the return on equity of our holdings exceeded that of the index, at 11.6% versus 8.1%.4

The Fund's subadvisor is Dreman Value Management, L.L.C., a renowned investment firm with a 35-year history of style-pure value investing.

Mark Roach

Managing Director of Dreman Value Management, L.L.C. and Lead Portfolio Manager of the Fund. Joined the Fund in 2006.

David N. Dreman

Chairman of Dreman Value Management, L.L.C. and Portfolio Manager of the Fund. Joined the Fund in 2002.

E. Clifton Hoover, Jr.

Chief Investment Officer and Managing Director of Dreman Value Management, L.L.C. and Portfolio Manager of the Fund.

Joined the Fund in 2006.

Mario Tufano

Associate Portfolio Manager of the Fund. Joined the Fund in 2010.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 2500 Value Index is an unmanaged index of those securities in the Russell 3000® Index with lower price-to-book ratios and lower forecasted growth values. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the Fund holds a higher weighting.

3 Price-to-earnings (P/E) ratio compares a company's current share price to its per-share earnings.

4 Return on equity measures a corporation's profitability. It is the amount of net income returned as a percentage of the money shareholders have invested (shareholder equity).

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/12	12/31/11

Common Stocks	98%	99%
Cash Equivalents	2%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/12	12/31/11

Financials	27%	26%
Industrials	22%	17%
Information Technology	17%	16%
Consumer Discretionary	8%	12%
Materials	7%	8%
Health Care	7%	8%
Energy	5%	6%
Utilities	4%	4%
Consumer Staples	3%	3%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2012
	Shares	Value ($)

Common Stocks 98.2%
Consumer Discretionary 7.4%
Auto Components 1.7%
Cooper Tire & Rubber Co. (a)	159,050	4,033,508
Hotels, Restaurants & Leisure 1.2%
Brinker International, Inc.	95,280	2,952,727
Media 1.6%
Meredith Corp. (a)	108,375	3,733,519
Textiles, Apparel & Luxury Goods 2.9%
Hanesbrands, Inc.* (a)	114,025	4,084,375
The Jones Group, Inc. (a)	247,215	2,734,198
		6,818,573
Consumer Staples 2.7%
Beverages 1.4%
Constellation Brands, Inc. "A"*	91,600	3,241,724
Household Products 1.3%
Energizer Holdings, Inc.	39,775	3,181,205
Energy 5.4%
Energy Equipment & Services 3.5%
Atwood Oceanics, Inc.* (a)	70,565	3,231,172
Nabors Industries Ltd.*	201,925	2,917,816
Superior Energy Services, Inc.*	96,400	1,997,408
		8,146,396
Oil, Gas & Consumable Fuels 1.9%
Rosetta Resources, Inc.* (a)	62,100	2,816,856
Ultra Petroleum Corp.* (a)	93,372	1,692,834
		4,509,690
Financials 27.0%
Capital Markets 1.5%
Raymond James Financial, Inc. (a)	93,375	3,597,739
Commercial Banks 10.3%
Associated Banc-Corp. (a)	227,100	2,979,552
Bank of Hawaii Corp. (a)	69,225	3,049,361
BOK Financial Corp.	52,250	2,845,535
East West Bancorp., Inc.	136,475	2,932,847
FirstMerit Corp. (a)	206,325	2,927,752
Fulton Financial Corp. (a)	297,275	2,856,813
Webster Financial Corp.	161,400	3,316,770
Zions Bancorp. (a)	154,125	3,298,275
		24,206,905
Insurance 8.2%
Allied World Assurance Co. Holdings AG	35,700	2,813,160
Argo Group International Holdings Ltd. (a)	108,063	3,629,836
Axis Capital Holdings Ltd.	96,700	3,349,688
Everest Re Group Ltd.	26,625	2,927,419
Hartford Financial Services Group, Inc. (a)	173,775	3,899,511
Unum Group (a)	129,900	2,704,518
		19,324,132
Real Estate Investment Trusts 7.0%
CBL & Associates Properties, Inc. (REIT)	189,825	4,026,189
CommonWealth REIT (REIT)	130,681	2,069,987
	Shares	Value ($)

EPR Properties (REIT) (a)	73,775	3,401,765
Hospitality Properties Trust (REIT) (a)	151,300	3,543,446
Weingarten Realty Investors (REIT) (a)	127,825	3,421,875
		16,463,262
Health Care 8.2%
Biotechnology 1.3%
United Therapeutics Corp.*	55,500	2,964,810
Health Care Equipment & Supplies 1.8%
Teleflex, Inc. (a)	58,825	4,194,811
Health Care Providers & Services 2.7%
LifePoint Hospitals, Inc.*	91,575	3,456,956
Owens & Minor, Inc. (a)	106,000	3,022,060
		6,479,016
Life Sciences Tools & Services 1.4%
Charles River Laboratories International, Inc.*	87,775	3,288,929
Pharmaceuticals 1.0%
Endo Health Solutions, Inc.*	90,400	2,374,808
Industrials 19.7%
Aerospace & Defense 2.3%
Alliant Techsystems, Inc. (a)	46,650	2,890,434
Spirit AeroSystems Holdings, Inc. "A"*	141,400	2,399,558
		5,289,992
Commercial Services & Supplies 1.9%
Pitney Bowes, Inc. (a)	148,050	1,575,252
The Brink's Co. (a)	104,625	2,984,951
		4,560,203
Construction & Engineering 2.7%
Tutor Perini Corp.*	220,175	3,016,398
URS Corp. (a)	84,375	3,312,562
		6,328,960
Electrical Equipment 1.3%
General Cable Corp.*	101,937	3,099,904
Machinery 8.6%
Crane Co.	76,800	3,554,304
Harsco Corp.	141,800	3,332,300
Joy Global, Inc.	50,525	3,222,484
Oshkosh Corp.*	135,575	4,019,799
SPX Corp.	43,400	3,044,510
Trinity Industries, Inc.	88,600	3,173,652
		20,347,049
Road & Rail 1.5%
AMERCO (a)	28,050	3,557,021
Trading Companies & Distributors 1.4%
Textainer Group Holdings Ltd. (a)	102,575	3,227,010
Information Technology 16.6%
Communications Equipment 1.4%
Arris Group, Inc.*	226,750	3,387,645
Computers & Peripherals 1.5%
NCR Corp.*	133,775	3,408,587
	Shares	Value ($)

Electronic Equipment, Instruments & Components 2.5%
Arrow Electronics, Inc.*	78,015	2,970,811
Jabil Circuit, Inc.	154,650	2,983,199
		5,954,010
IT Services 4.0%
Amdocs Ltd.	90,250	3,067,597
DST Systems, Inc.	68,175	4,131,405
ManTech International Corp. "A" (a)	88,275	2,289,854
		9,488,856
Semiconductors & Semiconductor Equipment 5.3%
KLA-Tencor Corp. (a)	68,700	3,281,112
Microsemi Corp.* (a)	160,975	3,386,914
PMC-Sierra, Inc.*	466,650	2,431,246
Teradyne, Inc.* (a)	197,700	3,339,153
		12,438,425
Software 1.9%
Synopsys, Inc.*	142,850	4,548,344
Materials 7.3%
Chemicals 1.1%
Huntsman Corp.	155,993	2,480,289
Containers & Packaging 2.3%
Owens-Illinois, Inc.*	112,300	2,388,621
Rock-Tenn Co. "A"	45,050	3,149,445
		5,538,066
	Shares	Value ($)

Metals & Mining 3.9%
Coeur d'Alene Mines Corp.*	119,950	2,950,770
IAMGOLD Corp. (a)	163,375	1,873,911
Reliance Steel & Aluminum Co. (a)	70,925	4,404,443
		9,229,124
Utilities 3.9%
Electric Utilities 1.5%
Portland General Electric Co.	126,650	3,465,144
Gas Utilities 1.2%
AGL Resources, Inc. (a)	71,300	2,849,861
Multi-Utilities 1.2%
Ameren Corp.	90,975	2,794,752
Total Common Stocks (Cost $194,811,735)		231,504,996

Securities Lending Collateral 31.4%
Daily Assets Fund Institutional, 0.20% (b) (c) (Cost $73,900,185)	73,900,185	73,900,185

Cash Equivalents 1.9%
Central Cash Management Fund, 0.15% (b) (Cost $4,452,788)	4,452,788	4,452,788

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $273,164,708)†	131.5	309,857,969
Other Assets and Liabilities, Net	(31.5)	(74,176,184)
Net Assets	100.0	235,681,785

* Non-income producing security.

† The cost for federal income tax purposes was $273,504,314. At December 31, 2012, net unrealized appreciation for all securities based on tax cost was $36,353,655. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $53,206,896 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,853,241.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2012 amounted to $73,499,140, which is 31.2% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$231,504,996	$—	$—	$231,504,996
Short-Term Investments (d)	78,352,973	—	—	78,352,973
Total	$309,857,969	$—	$—	$309,857,969

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $194,811,735) — including $73,499,140 of securities loaned	$231,504,996
Investment in Daily Assets Fund Institutional (cost $73,900,185)*	73,900,185
Investment in Central Cash Management Fund (cost $4,452,788)	4,452,788
Total investments in securities, at value (cost $273,164,708)	309,857,969
Receivable for Fund shares sold	12,840
Dividends receivable	231,880
Interest receivable	15,007
Other assets	3,662
Total assets	310,121,358
Liabilities
Payable upon return of securities loaned	73,900,185
Payable for Fund shares redeemed	292,005
Accrued management fee	128,569
Acrued Trustees' fees	3,431
Accrued expenses and payables	115,383
Total liabilities	74,439,573
Net assets, at value	$235,681,785
Net Assets Consist of:
Undistributed net investment income	2,783,776
Net unrealized appreciation (depreciation) on investments	36,693,261
Accumulated net realized gain (loss)	(71,774,637)
Paid-in capital	267,979,385
Net assets, at value	$235,681,785
Class A Net Asset Value, offering and redemption price per share ($218,792,998 ÷ 17,113,875 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.78
Class B Net Asset Value, offering and redemption price per share ($16,888,787 ÷ 1,321,925 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.78

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,373)	$4,458,384
Interest	15,785
Income distributions — Central Cash Management Fund	4,855
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	322,636
Total income	4,801,660
Expenses: Management fee	1,560,949
Administration fee	240,220
Services to shareholders	8,805
Distribution service fee (Class B)	48,286
Record keeping fees (Class B)	18,563
Custodian fee	8,428
Professional fees	62,546
Reports to shareholders	58,554
Trustees' fees and expenses	11,435
Other	10,238
Total expenses	2,028,024
Net investment income (loss)	2,773,636
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	13,712,216
Change in net unrealized appreciation (depreciation) on investments	14,140,156
Net gain (loss)	27,852,372
Net increase (decrease) in net assets resulting from operations	$30,626,008

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$2,773,636	$2,755,641
Net realized gain (loss)	13,712,216	18,942,284
Change in net unrealized appreciation (depreciation)	14,140,156	(38,142,173)
Net increase (decrease) in net assets resulting from operations	30,626,008	(16,444,248)
Distributions to shareholders from: Net investment income: Class A	(2,544,018)	(2,506,080)
Class B	(170,068)	(161,946)
Total distributions	(2,714,086)	(2,668,026)
Fund share transactions: Class A Proceeds from shares sold	15,242,621	34,090,411
Reinvestment of distributions	2,544,018	2,506,080
Payments for shares redeemed	(40,361,547)	(51,431,426)
Net increase (decrease) in net assets from Class A share transactions	(22,574,908)	(14,834,935)
Class B Proceeds from shares sold	2,417,600	3,518,495
Reinvestment of distributions	170,068	161,946
Payments for shares redeemed	(8,165,016)	(7,516,325)
Net increase (decrease) in net assets from Class B share transactions	(5,577,348)	(3,835,884)
Increase (decrease) in net assets	(240,334)	(37,783,093)
Net assets at beginning of period	235,922,119	273,705,212
Net assets at end of period (including undistributed net investment income of $2,783,776 and $2,724,226, respectively)	$235,681,785	$235,922,119
Other Information
Class A Shares outstanding at beginning of period	18,969,648	20,271,172
Shares sold	1,248,625	2,809,599
Shares issued to shareholders in reinvestment of distributions	207,168	187,020
Shares redeemed	(3,311,566)	(4,298,143)
Net increase (decrease) in Class A shares	(1,855,773)	(1,301,524)
Shares outstanding at end of period	17,113,875	18,969,648
Class B Shares outstanding at beginning of period	1,796,701	2,147,844
Shares sold	195,502	291,322
Shares issued to shareholders in reinvestment of distributions	13,827	12,068
Shares redeemed	(684,105)	(654,533)
Net increase (decrease) in Class B shares	(474,776)	(351,143)
Shares outstanding at end of period	1,321,925	1,796,701

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$11.36	$12.21	$10.04	$7.93	$20.12
Income (loss) from investment operations: Net investment incomea	.14	.13	.12	.16	.13
Net realized and unrealized gain (loss)	1.42	(.85)	2.19	2.11	(4.92)
Total from investment operations	1.56	(.72)	2.31	2.27	(4.79)
Less distributions from: Net investment income	(.14)	(.13)	(.14)	(.16)	(.29)
Net realized gains	—	—	—	—	(7.11)
Total distributions	(.14)	(.13)	(.14)	(.16)	(7.40)
Net asset value, end of period	$12.78	$11.36	$12.21	$10.04	$7.93
Total Return (%)	13.77	(6.08)	23.07	29.70	(33.42	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	219	216	247	235	223
Ratio of expenses before expense reductions (%)	.82	.81	.82	.79	.83
Ratio of expenses after expense reductions (%)	.82	.81	.82	.79	.82
Ratio of net investment income (%)	1.18	1.08	1.14	1.92	1.13
Portfolio turnover rate (%)	11	36	38	72	49
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class B	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$11.36	$12.20	$10.03	$7.92	$20.08
Income (loss) from investment operations: Net investment incomea	.10	.09	.08	.13	.09
Net realized and unrealized gain (loss)	1.42	(.85)	2.19	2.12	(4.92)
Total from investment operations	1.52	(.76)	2.27	2.25	(4.83)
Less distributions from: Net investment income	(.10)	(.08)	(.10)	(.14)	(.22)
Net realized gains	—	—	—	—	(7.11)
Total distributions	(.10)	(.08)	(.10)	(.14)	(7.33)
Net asset value, end of period	$12.78	$11.36	$12.20	$10.03	$7.92
Total Return (%)	13.38	(6.33)	22.66	29.28	(33.67	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	20	26	23	24
Ratio of expenses before expense reductions (%)	1.16	1.15	1.17	1.14	1.18
Ratio of expenses after expense reductions (%)	1.16	1.15	1.17	1.14	1.17
Ratio of net investment income (%)	.81	.74	.79	1.57	.78
Portfolio turnover rate (%)	11	36	38	72	49
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Dreman Small Mid Cap Value VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $(71,435,000) of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to income received from Real Estate Investment Trusts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2012, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$2,728,445
Capital loss carryforwards	$(71,435,000)
Unrealized appreciation (depreciation) on investments	$36,353,655

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2012	2011
Distributions from ordinary income*	$2,714,086	$2,668,026

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends received on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended December 31, 2012, purchases and sales of investment transactions (excluding short-term investments) aggregated $26,213,087 and $56,657,497, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Dreman Value Management, L.L.C. ("DVM") serves as subadvisor. As a subadvisor to the Fund, DVM makes investment decisions and buys and sells securities for the Fund. DVM is paid by the Advisor for the services DVM provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.650%
Next $750 million	.620%
Next $1.5 billion	.600%
Next $2.5 billion	.580%
Next $2.5 billion	.550%
Next $2.5 billion	.540%
Next $2.5 billion	.530%
Over $12.5 billion	.520%

Accordingly, for the year ended December 31, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.65% of the Fund's average daily net assets.

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.84%
Class B	1.20%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $240,220, of which $19,780 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2012, the amounts charged to the Fund by DISC were as follows:
Service to Shareholders	Total Aggregated	Unpaid at December 31, 2012
Class A	$563	$139
Class B	460	121
	$1,023	$260

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2012, the Distribution Service Fee aggregated $48,286, of which $3,540 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,239, of which $5,356 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Ownership of the Fund

At December 31, 2012, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 37%, 23% and 13%. Three participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 46%, 14% and 10%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2012.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Dreman Small Mid Cap Value VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of DWS Dreman Small Mid Cap Value VIP (the "Fund"), one of the funds constituting DWS Variable Series II, as of December 31, 2012, and the statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Dreman Small Mid Cap Value VIP (one of the funds constituting DWS Variable Series II) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2013

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/12	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,085.80	$1,084.00
Expenses Paid per $1,000*	$4.25	$6.08
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/12	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,021.06	$1,019.30
Expenses Paid per $1,000*	$4.12	$5.89

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Dreman Small Mid Cap Value VIP	.81%	1.16%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

For corporate shareholders, 100% of income dividends paid during the Fund's fiscal year ended December 31, 2012 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Dreman Small Mid Cap Value VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Dreman Value Management, L.L.C. ("DVM") in September 2012.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and DVM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and DVM provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including DVM. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the five-year period and has underperformed its benchmark in the one- and three-year periods ended December 31, 2011. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS and DVM the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2012. The Board recognized that DVM has made changes in its investment personnel in recent years in an effort to improve long-term performance.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). With respect to the sub-advisory fee paid to DVM, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and DVM.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of DVM with respect to the Fund. The Board noted that DWS pays DVM's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and DVM and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and DVM and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and DVM related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003-present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012-present); Director, CardioNet, Inc.2 (health care) (2009-present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2DSMC-2 (R-025829-2 2/13)

DECEMBER 31, 2012

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Global Income Builder VIP

(formerly DWS Balanced VIP)

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
22 Statement of Assets and Liabilities
22 Statement of Operations
23 Statement of Changes in Net Assets
25 Financial Highlights
26 Notes to Financial Statements
34 Report of Independent Registered Public Accounting Firm
35 Information About Your Fund's Expenses
36 Tax Information
36 Proxy Voting
37 Investment Management Agreement Approval
40 Summary of Management Fee Evaluation by Independent Fee Consultant
42 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund's ability to generate income may be adversely affected. Because ETFs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 is 0.62% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in DWS Global Income Builder VIP

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index.
The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
The S&P® Target Risk Moderate Index is designed to measure the performance of S&P's proprietary moderate target risk allocation model. The S&P® Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Global Income Builder VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,298	$12,387	$11,111	$16,869
	Average annual total return	12.98%	7.40%	2.13%	5.37%
Russell 1000® Index	Growth of $10,000	$11,642	$13,719	$10,995	$20,649
	Average annual total return	16.42%	11.12%	1.92%	7.52%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,422	$11,974	$13,349	$16,575
	Average annual total return	4.22%	6.19%	5.95%	5.18%
S&P® Target Risk Moderate Index	Growth of $10,000	$10,859	$12,017	$11,272	$17,704
	Average annual total return	8.59%	6.32%	2.42%	5.88%

The growth of $10,000 is cumulative.

Effective May 1, 2012, the Fund's name, investment objective and certain investment strategies changed. The Fund's past performance may have been different if the Fund was managed using the current objective and investment strategies.

Management Summary December 31, 2012 (Unaudited)

During the 12 months ended December 31, 2012, Class A shares of the Fund (unadjusted for contract charges) returned 12.98% and lagged the 16.42% return of its benchmark, the Russell 1000® Index.1

The current management team assumed the Fund's management duties on May 1, 2012. Since we took over the Fund, the portfolio has held a target weighting of 55% stocks and 45% bonds. We will adjust these weightings as opportunities warrant, but we didn't think either asset class exhibited enough value, relative to the other, to prompt such a shift during 2012.

The fixed-income portion of the Fund has performed very well since the May 1 changeover. Our ability to invest across the full breadth of the global fixed-income market enabled us to capitalize on the favorable market environment via overweights in corporate, high-yield and emerging-markets bonds.2

In the equity portion of the Fund, our holdings slightly underperformed the broader universe of dividend-paying stocks since May 1. The largest detractors from performance were an underweight in financials and our tilt toward capital-intensive companies, which lagged, rather than stocks with growing dividends, which outperformed. We continue to emphasize companies that offer the most compelling combination of strong fundamentals, attractive valuations and rising dividends.

We held a positive view on the outlook for global equities, based on our view that the stimulative policies of the world's central banks would help fuel continued demand for stocks. In our view, the longer-term case for dividend-paying stocks remained particularly compelling given that dividends make up such an important part of equities' total return over time. We believe our opportunistic approach — rather than one that passively seeks out the highest-yielding stocks in the market regardless of their underlying fundamentals — will enable the Fund to capitalize on the full long-term benefits of dividend stocks.

While the U.S. Federal Reserve Board's (the Fed's) low-rate policy provided support for the bond market, we expect higher volatility and, in all likelihood, more muted returns for bonds in 2013. However, we welcome volatility, as it provides us with greater latitude to take advantage of market dislocations through our relative-value style. In addition, we believe our "go anywhere" approach is useful at a time of ultra-low short-term interest rates.

We will continue to employ both top-down and bottom-up investment strategies to construct a broadly diversified portfolio of income-producing securities.3

William Chepolis, CFA, Managing Director

Thomas Schuessler, PhD., Managing Director

John D. Ryan, Director Fabian Degen, Assistant Vice President

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

2 "Underweight" means the Fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the Fund holds a higher weighting.

3 Diversification neither assures a profit nor guarantees against a loss.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/12	12/31/11

Equity	55%	58%
Common Stocks	55%	53%
Exchange-Traded Funds — Equity	—	5%

Fixed Income	44%	38%
Corporate Bonds	28%	7%
Government & Agency Obligations	6%	10%
Mortgage-Backed Securities Pass-Throughs	3%	7%
Loan Participations and Assignments	3%	—
Collateralized Mortgage Obligations	2%	—
Commercial Mortgage-Backed Securities	1%	1%
Asset-Backed	1%	1%
Municipal Bonds and Notes	0%	1%
Exchange-Traded Funds — Fixed Income	—	11%

Cash Equivalents	1%	4%
	100%	100%

Sector Diversification (As a % of Equities, Corporate Bonds, Loan Participations and Assignments, Preferred Securities, Preferred Stocks, Convertible Bonds and Other Investments)	12/31/12	12/31/11

Financials	19%	15%
Energy	13%	12%
Consumer Staples	13%	10%
Health Care	11%	12%
Materials	8%	6%
Consumer Discretionary	8%	10%
Information Technology	8%	15%
Telecommunication Services	7%	4%
Utilities	7%	6%
Industrials	6%	10%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2012
	Shares	Value ($)

Common Stocks 56.0%
Consumer Discretionary 4.0%
Distributors 0.6%
Genuine Parts Co.	23,436	1,490,061
Hotels, Restaurants & Leisure 0.0%
Trump Entertainment Resorts, Inc.*	2	0
Media 2.3%
Pearson PLC	146,342	2,860,890
Vertis Holdings, Inc.*	111	0
Wolters Kluwer NV	157,221	3,251,008
		6,111,898
Specialty Retail 0.6%
Staples, Inc. (a)	127,563	1,454,218
Textiles, Apparel & Luxury Goods 0.5%
VF Corp. (a)	9,370	1,414,589
Consumer Staples 10.7%
Beverages 2.5%
PepsiCo, Inc.	96,586	6,609,380
Food Products 2.0%
Nestle SA (Registered)	38,522	2,510,637
Unilever NV (CVA)	70,398	2,656,381
		5,167,018
Household Products 3.3%
Procter & Gamble Co.	125,620	8,528,342
Tobacco 2.9%
Altria Group, Inc.	43,800	1,376,196
British American Tobacco PLC	75,001	3,800,303
Imperial Tobacco Group PLC	57,375	2,215,527
		7,392,026
Energy 7.1%
Energy Equipment & Services 1.8%
Transocean Ltd.	62,481	2,789,776
WorleyParsons Ltd.	76,902	1,897,112
		4,686,888
Oil, Gas & Consumable Fuels 5.3%
Canadian Natural Resources Ltd. (b)	60,600	1,744,832
Canadian Natural Resources Ltd. (b)	19,470	562,099
ConocoPhillips	57,138	3,313,433
Enbridge, Inc. (a)	62,767	2,714,624
Phillips 66	48,501	2,575,403
TransCanada Corp. (a)	62,966	2,976,436
		13,886,827
Financials 6.1%
Commercial Banks 1.8%
Bank of Nova Scotia (a)	42,153	2,435,017
Toronto-Dominion Bank (a)	26,057	2,193,901
		4,628,918
Insurance 4.3%
PartnerRe Ltd.	64,143	5,162,870
Powszechny Zaklad Ubezpieczen SA	19,922	2,828,900
Sampo Oyj "A"	97,659	3,157,940
		11,149,710
	Shares	Value ($)

Real Estate Investment Trusts 0.0%
Corio NV (REIT)	81	3,685
Health Care 7.8%
Health Care Equipment & Supplies 1.1%
Stryker Corp.	53,814	2,950,083
Health Care Providers & Services 1.7%
Rhoen-Klinikum AG	217,864	4,409,847
Pharmaceuticals 5.0%
Novartis AG (Registered)	70,713	4,476,947
Roche Holding AG (Genusschein)	22,895	4,664,282
Sanofi	40,368	3,828,308
		12,969,537
Industrials 3.7%
Aerospace & Defense 0.7%
BAE Systems PLC	333,558	1,832,560
Air Freight & Logistics 0.6%
Singapore Post Ltd.	1,691,000	1,591,818
Building Products 0.0%
Congoleum Corp.*	3,800	0
Industrial Conglomerates 2.4%
Koninklijke Philips Electronics NV	132,940	3,566,555
Smiths Group PLC	132,457	2,607,175
		6,173,730
Information Technology 5.1%
Computers & Peripherals 1.8%
Diebold, Inc.	73,183	2,240,131
Wincor Nixdorf AG	53,134	2,488,704
		4,728,835
IT Services 0.7%
Automatic Data Processing, Inc.	29,631	1,689,263
Semiconductors & Semiconductor Equipment 1.5%
Intel Corp. (a)	190,770	3,935,585
Software 1.1%
Microsoft Corp.	111,117	2,970,158
Materials 4.8%
Chemicals 2.1%
Air Liquide SA	20,107	2,519,740
Air Products & Chemicals, Inc.	34,215	2,874,744
		5,394,484
Construction Materials 0.0%
Wolverine Tube, Inc.*	366	6,632
Containers & Packaging 1.2%
Sealed Air Corp.	104,279	1,825,925
Sonoco Products Co.	44,783	1,331,399
		3,157,324
Metals & Mining 1.5%
Franco-Nevada Corp. (a)	69,992	3,995,321
Telecommunication Services 2.4%
Diversified Telecommunication Services 0.8%
Belgacom SA	69,989	2,063,032
	Shares	Value ($)

Wireless Telecommunication Services 1.6%
NTT DoCoMo, Inc.	1,761	2,529,058
Vodafone Group PLC	647,520	1,628,426
		4,157,484
Utilities 4.3%
Electric Utilities 1.1%
Exelon Corp.	39,193	1,165,600
FirstEnergy Corp.	38,422	1,604,503
		2,770,103
Gas Utilities 2.3%
UGI Corp.	185,851	6,079,186
Multi-Utilities 0.9%
National Grid PLC	206,794	2,368,707
Total Common Stocks (Cost $136,482,576)		145,767,249

Preferred Stock 0.0%
Financials
Ally Financial, Inc. 144A, 7.0% (Cost $46,906)	50	49,111

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	80	14
Materials 0.0%
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	19,324	8,618
Hercules Trust II, Expiration Date 3/31/2029*	170	1,485
		10,103
Total Warrants (Cost $30,283)		10,117

		Principal Amount ($)(c)	Value ($)

Corporate Bonds 28.7%
Consumer Discretionary 3.0%
313 Group, Inc., 144A, 6.375%, 12/1/2019		50,000	49,563
AMC Entertainment, Inc., 8.75%, 6/1/2019		405,000	448,537
Asbury Automotive Group, Inc., 7.625%, 3/15/2017		35,000	36,138
Avis Budget Car Rental LLC, 8.25%, 1/15/2019		15,000	16,575
Block Communications, Inc., 144A, 7.25%, 2/1/2020		20,000	21,250
British Sky Broadcasting Group PLC, 144A, 3.125%, 11/26/2022		90,000	89,687
Caesar's Entertainment Operating Co., Inc.:
8.5%, 2/15/2020		610,000	605,425
11.25%, 6/1/2017		80,000	85,700
CCO Holdings LLC:
5.25%, 9/30/2022		345,000	349,312
6.5%, 4/30/2021		740,000	798,275
6.625%, 1/31/2022		705,000	770,212
7.375%, 6/1/2020		10,000	11,100
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		55,000	54,862
		Principal Amount ($)(c)	Value ($)

Cequel Communications Holdings I LLC, 144A, 6.375%, 9/15/2020		285,000	296,756
Clear Channel Worldwide Holdings, Inc.:
Series A, 144A, 6.5%, 11/15/2022		35,000	35,963
Series B, 144A, 6.5%, 11/15/2022		90,000	93,375
Series A, 7.625%, 3/15/2020		10,000	9,975
Series B, 7.625%, 3/15/2020		255,000	256,912
Cox Communications, Inc., 144A, 3.25%, 12/15/2022		80,000	82,501
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019		20,000	19,650
DISH DBS Corp.:
6.625%, 10/1/2014		40,000	43,000
7.125%, 2/1/2016		35,000	39,200
7.875%, 9/1/2019		270,000	319,950
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		25,000	16
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020		95,000	97,137
Harron Communications LP, 144A, 9.125%, 4/1/2020		10,000	10,950
Hertz Corp.:
144A, 6.75%, 4/15/2019		10,000	10,913
6.75%, 4/15/2019		270,000	294,637
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		55,000	55,481
Libbey Glass, Inc., 6.875%, 5/15/2020		30,000	32,250
Mediacom Broadband LLC, 144A, 6.375%, 4/1/2023		35,000	35,613
Mediacom LLC, 9.125%, 8/15/2019		580,000	642,350
MGM Resorts International:
6.625%, 12/15/2021		150,000	150,000
144A, 6.75%, 10/1/2020		40,000	40,850
144A, 8.625%, 2/1/2019 (a)		400,000	446,000
National CineMedia LLC, 6.0%, 4/15/2022		10,000	10,600
Penske Automotive Group, Inc., 144A, 5.75%, 10/1/2022		70,000	72,100
Petco Holdings, Inc., 144A, 8.5%, 10/15/2017 (PIK)		30,000	30,825
Quebecor Media, Inc., 144A, 5.75%, 1/15/2023		50,000	52,688
Royal Caribbean Cruises Ltd., 5.25%, 11/15/2022		35,000	37,013
Servicios Corporativos Javer SAPI de CV, 144A, 9.875%, 4/6/2021		100,000	107,000
Sonic Automotive, Inc., 144A, 7.0%, 7/15/2022		25,000	27,375
Sotheby's, 144A, 5.25%, 10/1/2022		45,000	45,450
Travelport LLC, 4.936%**, 9/1/2014		20,000	15,650
Unitymedia Hessen GmbH & Co., KG:
144A, 5.5%, 1/15/2023		200,000	206,500
144A, 7.5%, 3/15/2019	EUR	400,000	576,818
		Principal Amount ($)(c)	Value ($)

Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	110,000	162,545
Univision Communications, Inc., 144A, 6.875%, 5/15/2019		25,000	26,000
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		50,000	54,000
Whirlpool Corp., 4.7%, 6/1/2022		90,000	95,653
			7,870,332
Consumer Staples 0.7%
Anadolu Efes Biracilik Ve Malt Sanayii AS, 144A, 3.375%, 11/1/2022		250,000	246,250
ConAgra Foods, Inc., 3.25%, 9/15/2022		235,000	236,044
Constellation Brands, Inc., 6.0%, 5/1/2022		5,000	5,725
Del Monte Corp., 7.625%, 2/15/2019		95,000	99,037
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020		370,000	392,200
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		250,000	299,375
Pilgrim's Pride Corp., 7.875%, 12/15/2018		430,000	435,912
Smithfield Foods, Inc., 6.625%, 8/15/2022		105,000	116,025
Tops Holding Corp., 144A, 8.875%, 12/15/2017		25,000	25,938
TreeHouse Foods, Inc., 7.75%, 3/1/2018		10,000	10,850
			1,867,356
Energy 2.6%
Access Midstream Partners LP:
4.875%, 5/15/2023		60,000	60,900
6.125%, 7/15/2022		15,000	16,163
BreitBurn Energy Partners LP, 144A, 7.875%, 4/15/2022		50,000	51,875
Cenovus Energy, Inc., 3.0%, 8/15/2022		280,000	285,970
Chaparral Energy, Inc., 144A, 7.625%, 11/15/2022		55,000	57,200
Continental Resources, Inc., 5.0%, 9/15/2022		40,000	43,100
Crosstex Energy LP, 144A, 7.125%, 6/1/2022		25,000	26,063
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		200,000	264,565
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019		125,000	127,500
Enterprise Products Operating LLC, 6.125%, 10/15/2039		230,000	277,861
EP Energy LLC:
6.875%, 5/1/2019		15,000	16,275
7.75%, 9/1/2022		80,000	84,800
EPE Holdings LLC, 144A, 8.125%, 12/15/2017 (PIK)		110,000	109,038
EV Energy Partners LP, 8.0%, 4/15/2019		35,000	37,144
FMC Technologies, Inc., 3.45%, 10/1/2022		200,000	204,129
Halcon Resources Corp., 144A, 9.75%, 7/15/2020		65,000	70,200
		Principal Amount ($)(c)	Value ($)

Holly Energy Partners LP, 144A, 6.5%, 3/1/2020		10,000	10,700
IPIC GMTN Ltd., 144A, 5.5%, 3/1/2022		250,000	294,687
Linn Energy LLC:
144A, 6.25%, 11/1/2019		540,000	542,700
6.5%, 5/15/2019		25,000	25,250
MarkWest Energy Partners LP, 5.5%, 2/15/2023		65,000	70,525
MEG Energy Corp., 144A, 6.375%, 1/30/2023		155,000	161,587
Midstates Petroleum Co., Inc., 144A, 10.75%, 10/1/2020		55,000	58,438
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		125,000	127,500
Oasis Petroleum, Inc.:
6.5%, 11/1/2021 (a)		225,000	239,062
7.25%, 2/1/2019		60,000	64,500
Offshore Group Investment Ltd., 144A, 7.5%, 11/1/2019 (a)		140,000	141,400
OGX Austria GmbH, 144A, 8.375%, 4/1/2022		250,000	208,750
ONEOK Partners LP, 6.15%, 10/1/2016		201,000	233,977
Petroleos de Venezuela SA, 144A, 8.5%, 11/2/2017		250,000	246,875
Petroleos Mexicanos, 144A, 5.5%, 6/27/2044		1,000,000	1,100,000
Plains Exploration & Production Co.:
6.125%, 6/15/2019		10,000	10,900
6.75%, 2/1/2022		50,000	56,125
6.875%, 2/15/2023		125,000	142,813
Quicksilver Resources, Inc., 11.75%, 1/1/2016		275,000	271,562
Reliance Holdings U.S.A., Inc., 144A, 5.4%, 2/14/2022		250,000	279,619
SandRidge Energy, Inc., 7.5%, 3/15/2021		110,000	117,700
SESI LLC, 7.125%, 12/15/2021		30,000	33,375
Shelf Drilling Holdings Ltd., 144A, 8.625%, 11/1/2018		70,000	71,750
Swift Energy Co.:
7.875%, 3/1/2022		20,000	20,900
144A, 7.875%, 3/1/2022		60,000	62,700
Tesoro Corp.:
4.25%, 10/1/2017		50,000	51,750
5.375%, 10/1/2022		35,000	37,275
Transocean, Inc., 3.8%, 10/15/2022		370,000	379,225
			6,794,428
Financials 9.4%
Akbank TAS, 144A, 5.0%, 10/24/2022 (a)		250,000	263,973
Ally Financial, Inc.:
5.5%, 2/15/2017		15,000	16,046
6.25%, 12/1/2017		560,000	620,042
Alphabet Holding Co., Inc., 144A, 7.75%, 11/1/2017 (PIK)		50,000	51,500
American International Group, Inc., 4.875%, 6/1/2022		200,000	228,324
		Principal Amount ($)(c)	Value ($)

AmeriGas Finance LLC:
6.75%, 5/20/2020		10,000	10,975
7.0%, 5/20/2022		10,000	11,125
Anglo American Capital PLC, 144A, 4.125%, 9/27/2022 (a)		500,000	522,374
Banco Bradesco SA, 144A, 5.9%, 1/16/2021		250,000	272,500
Banco do Brasil SA, 144A, 5.875%, 1/26/2022		250,000	275,625
Banco Latinoamericano de Comercio Exterior SA, 144A, 3.75%, 4/4/2017		250,000	255,875
Bancolombia SA, 5.125%, 9/11/2022		750,000	780,000
Bangkok Bank PCL, 144A, 3.875%, 9/27/2022		250,000	257,750
Barclays Bank PLC, 7.625%, 11/21/2022 (a)		490,000	489,387
BBVA Bancomer SA, 144A, 6.75%, 9/30/2022		500,000	562,500
BNP Paribas SA, 2.375%, 9/14/2017		490,000	497,030
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK)		100,000	100,000
Braskem America Finance Co., 144A, 7.125%, 7/22/2041		250,000	263,125
Caesar's Operating Escrow LLC, 144A, 9.0%, 2/15/2020		65,000	65,000
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		30,000	31,875
Cemex Finance LLC, 144A, 9.375%, 10/12/2022		200,000	225,000
CIT Group, Inc.:
4.25%, 8/15/2017		495,000	509,722
5.0%, 5/15/2017		935,000	991,100
5.25%, 3/15/2018		10,000	10,700
CNA Financial Corp., 5.75%, 8/15/2021		265,000	310,820
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/9/2022		260,000	266,249
Development Bank of Kazakhstan JSC, 6.5%, 6/3/2020		500,000	562,500
E*TRADE Financial Corp.:
6.375%, 11/15/2019		140,000	143,500
6.75%, 6/1/2016		745,000	784,112
European Investment Bank, 6.125%, 1/23/2017	AUD	500,000	564,837
Fibria Overseas Finance Ltd., 144A, 6.75%, 3/3/2021 (a)		400,000	443,000
Ford Motor Credit Co., LLC:
3.0%, 6/12/2017		200,000	205,485
4.25%, 9/20/2022		205,000	216,764
5.875%, 8/2/2021		260,000	302,780
Fresenius Medical Care U.S. Finance II, Inc.:
144A, 5.625%, 7/31/2019		10,000	10,738
144A, 5.875%, 1/31/2022		15,000	16,275
Fresenius Medical Care U.S. Finance, Inc., 144A, 6.5%, 9/15/2018		10,000	11,175
		Principal Amount ($)(c)	Value ($)

General Electric Capital Corp., 2.9%, 1/9/2017		250,000	264,336
Hartford Financial Services Group, Inc., 6.0%, 1/15/2019		250,000	291,167
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		280,000	284,900
8.875%, 2/1/2018		510,000	524,025
ING Bank NV, 144A, 2.0%, 9/25/2015		375,000	377,775
International Lease Finance Corp.:
6.25%, 5/15/2019		410,000	436,650
8.625%, 1/15/2022		10,000	12,350
8.75%, 3/15/2017		75,000	86,625
Itau Unibanco Holding SA, 144A, 5.65%, 3/19/2022		250,000	262,813
Kazakhstan Temir Zholy Finance BV, 144A, 6.95%, 7/10/2042		250,000	314,375
Level 3 Financing, Inc.:
144A, 7.0%, 6/1/2020		185,000	193,325
8.625%, 7/15/2020 (a)		450,000	499,500
Lukoil International Finance BV:
144A, 6.125%, 11/9/2020		250,000	289,062
144A, 7.25%, 11/5/2019		250,000	305,625
Macquarie Bank Ltd., 144A, 3.45%, 7/27/2015		130,000	135,186
MPT Operating Partnership LP, (REIT), 6.375%, 2/15/2022		10,000	10,500
Nationwide Financial Services, Inc., 144A, 5.375%, 3/25/2021		119,000	126,962
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020		10,000	10,475
144A, 5.875%, 3/15/2022		550,000	583,000
Nielsen Finance LLC, 144A, 4.5%, 10/1/2020		35,000	34,825
Nordea Bank AB, 144A, 4.25%, 9/21/2022 (a)		375,000	386,247
Odebrecht Finance Ltd.:
144A, 5.125%, 6/26/2022		250,000	271,250
144A, 7.125%, 6/26/2042		250,000	290,000
Petrobras International Finance Co., 5.75%, 1/20/2020		250,000	284,589
PNC Bank NA, 6.875%, 4/1/2018		300,000	374,731
PPL Capital Funding, Inc., 3.5%, 12/1/2022		280,000	285,011
Principal Financial Group, Inc., 3.3%, 9/15/2022		305,000	309,401
Qtel International Finance Ltd., 144A, 3.25%, 2/21/2023		1,000,000	999,000
RBS Citizens Financial Group, Inc., 144A, 4.15%, 9/28/2022		355,000	362,259
Reynolds Group Issuer, Inc.:
144A, 5.75%, 10/15/2020		95,000	98,088
7.125%, 4/15/2019		1,015,000	1,091,125
Santander U.S. Debt SA, 144A, 2.991%, 10/7/2013		500,000	500,845
Schaeffler Finance BV, 144A, 7.75%, 2/15/2017		845,000	937,950
		Principal Amount ($)(c)	Value ($)

Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020		55,000	55,000
Sky Growth Acquisition Corp., 144A, 7.375%, 10/15/2020		40,000	39,800
Tronox Finance LLC, 144A, 6.375%, 8/15/2020		55,000	55,550
Turkiye Garanti Bankasi AS, 144A, 5.25%, 9/13/2022		500,000	537,500
Turkiye Vakiflar Bankasi Tao, 144A, 6.0%, 11/1/2022		500,000	515,253
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		370,000	396,362
Vale Overseas Ltd., 8.25%, 1/17/2034		250,000	341,901
WMG Acquisition Corp., 144A, 6.0%, 1/15/2021		25,000	26,375
Xstrata Finance Canada Ltd., 144A, 4.0%, 10/25/2022		180,000	181,946
			24,533,442
Health Care 1.4%
Agilent Technologies, Inc., 3.2%, 10/1/2022		200,000	202,354
Amgen, Inc., 5.15%, 11/15/2041		150,000	168,805
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		10,000	10,600
Biomet, Inc.:
144A, 6.5%, 8/1/2020		85,000	90,312
144A, 6.5%, 10/1/2020		25,000	24,844
Community Health Systems, Inc.:
5.125%, 8/15/2018		290,000	302,325
7.125%, 7/15/2020		170,000	181,475
Gilead Sciences, Inc., 4.4%, 12/1/2021 (a)		100,000	113,996
HCA, Inc.:
6.5%, 2/15/2020		880,000	990,000
7.5%, 2/15/2022		725,000	830,125
8.5%, 4/15/2019		10,000	11,150
Hologic, Inc., 144A, 6.25%, 8/1/2020		40,000	43,100
IMS Health, Inc., 144A, 6.0%, 11/1/2020		60,000	62,850
Laboratory Corp. of America Holdings, 3.75%, 8/23/2022		140,000	148,465
McKesson Corp., 4.75%, 3/1/2021		200,000	232,292
Mylan, Inc., 144A, 7.875%, 7/15/2020		20,000	23,635
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		15,000	16,463
Tenet Healthcare Corp., 6.25%, 11/1/2018		230,000	252,425
			3,705,216
Industrials 1.9%
Accuride Corp., 9.5%, 8/1/2018		10,000	9,650
ADT Corp., 144A, 3.5%, 7/15/2022		90,000	87,533
BE Aerospace, Inc., 6.875%, 10/1/2020		185,000	205,812
Belden, Inc., 144A, 5.5%, 9/1/2022		85,000	87,338
		Principal Amount ($)(c)	Value ($)

Bombardier, Inc., 144A, 5.75%, 3/15/2022 (a)		628,000	645,270
Clean Harbors, Inc., 144A, 5.125%, 6/1/2021		65,000	67,275
CSX Corp., 6.15%, 5/1/2037		370,000	467,771
FTI Consulting, Inc., 144A, 6.0%, 11/15/2022		50,000	51,750
Huntington Ingalls Industries, Inc., 6.875%, 3/15/2018		560,000	609,000
Iron Mountain, Inc., 5.75%, 8/15/2024		90,000	91,125
JSC Georgian Railway, 144A, 7.75%, 7/11/2022		250,000	284,375
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		100,000	102,000
Meritor, Inc., 8.125%, 9/15/2015		100,000	105,250
Navios Maritime Holdings, Inc., 8.875%, 11/1/2017		60,000	59,850
Nortek, Inc., 8.5%, 4/15/2021		155,000	172,050
Owens Corning, Inc., 4.2%, 12/15/2022		60,000	61,019
Ply Gem Industries, Inc., 144A, 9.375%, 4/15/2017		40,000	42,600
TransDigm, Inc., 7.75%, 12/15/2018		80,000	88,500
Transnet SOC Ltd., 144A, 4.0%, 7/26/2022		500,000	503,125
United Rentals North America, Inc.:
144A, 5.75%, 7/15/2018		90,000	96,975
6.125%, 6/15/2023		10,000	10,550
144A, 7.375%, 5/15/2020		25,000	27,438
144A, 7.625%, 4/15/2022		270,000	301,725
Urbi, Desarrollos Urbanos SAB de CV, 144A, 9.75%, 2/3/2022 (a)		250,000	236,875
Voto-Votorantim Ltd., 144A, 6.75%, 4/5/2021		250,000	293,125
Votorantim Cimentos SA, 144A, 7.25%, 4/5/2041		250,000	280,000
			4,987,981
Information Technology 1.5%
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		60,000	60,900
CDW LLC, 8.5%, 4/1/2019		610,000	660,325
CyrusOne LP, 144A, 6.375%, 11/15/2022		25,000	26,063
Equinix, Inc., 7.0%, 7/15/2021		470,000	521,700
First Data Corp.:
144A, 6.75%, 11/1/2020		365,000	368,650
144A, 7.375%, 6/15/2019		725,000	750,375
Fiserv, Inc., 3.5%, 10/1/2022		475,000	483,615
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		475,000	518,937
Hewlett-Packard Co., 3.3%, 12/9/2016		200,000	203,578
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		60,000	66,150
7.625%, 6/15/2021		190,000	216,125
IAC/InterActiveCorp., 144A, 4.75%, 12/15/2022		50,000	49,750
SunGard Data Systems, Inc., 144A, 6.625%, 11/1/2019		60,000	61,350
			3,987,518
		Principal Amount ($)(c)	Value ($)

Materials 2.4%
Alpek SA de CV, 144A, 4.5%, 11/20/2022 (a)		250,000	260,625
China Oriental Group Co., Ltd., 144A, 7.0%, 11/17/2017		250,000	248,750
Corporacion Nacional del Cobre de Chile, 144A, 3.0%, 7/17/2022		500,000	505,553
Crown Americas LLC, 7.625%, 5/15/2017		10,000	10,563
Evraz Group SA, 144A, 7.4%, 4/24/2017		250,000	263,750
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017		195,000	198,900
144A, 6.375%, 2/1/2016		250,000	258,750
144A, 6.875%, 4/1/2022		990,000	1,012,275
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022		220,000	218,191
Huntsman International LLC:
144A, 4.875%, 11/15/2020		55,000	55,619
8.625%, 3/15/2021 (a)		250,000	285,625
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		75,000	73,125
Inmet Mining Corp.:
144A, 7.5%, 6/1/2021		145,000	150,437
144A, 8.75%, 6/1/2020		45,000	49,162
Kaiser Aluminum Corp., 8.25%, 6/1/2020		40,000	43,600
Molycorp, Inc., 144A, 10.0%, 6/1/2020		95,000	88,350
Momentive Performance Materials, Inc., 144A, 8.875%, 10/15/2020		70,000	70,700
Novelis, Inc., 8.75%, 12/15/2020		955,000	1,064,825
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		10,000	11,400
Polymer Group, Inc., 7.75%, 2/1/2019		255,000	273,487
Samarco Mineracao SA, 144A, 4.125%, 11/1/2022		200,000	203,500
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		10,000	11,250
144A, 8.375%, 9/15/2021		10,000	11,425
Southern Copper Corp.:
5.25%, 11/8/2042		500,000	500,414
6.75%, 4/16/2040		250,000	300,969
Wolverine Tube, Inc., 6.0%, 6/28/2014 (PIK)		8,255	8,082
			6,179,327
Telecommunication Services 4.0%
America Movil SAB de CV, Series 12, 6.45%, 12/5/2022	MXN	2,000,000	158,816
CC Holdings GS V LLC, 144A, 3.849%, 4/15/2023		120,000	122,077
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		100,000	107,750
8.375%, 10/15/2020		695,000	752,337
8.75%, 3/15/2018		350,000	361,375
Cricket Communications, Inc., 7.75%, 10/15/2020		685,000	698,700
		Principal Amount ($)(c)	Value ($)

Crown Castle International Corp., 144A, 5.25%, 1/15/2023		30,000	32,100
Digicel Group Ltd.:
144A, 8.25%, 9/30/2020		200,000	220,000
144A, 10.5%, 4/15/2018		200,000	220,000
Digicel Ltd., 144A, 8.25%, 9/1/2017		850,000	909,500
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	120,439	48
Frontier Communications Corp.:
6.625%, 3/15/2015		250,000	271,250
7.125%, 1/15/2023 (a)		150,000	159,000
8.5%, 4/15/2020 (a)		810,000	931,500
Intelsat Jackson Holdings SA:
144A, 7.25%, 10/15/2020		690,000	748,650
7.5%, 4/1/2021		240,000	264,600
Intelsat Luxembourg SA, 11.25%, 2/4/2017		567,000	599,602
Level 3 Communications, Inc., 144A, 8.875%, 6/1/2019 (a)		205,000	218,325
MetroPCS Wireless, Inc., 6.625%, 11/15/2020		655,000	695,937
SBA Communications Corp., 144A, 5.625%, 10/1/2019		50,000	52,500
Sprint Nextel Corp.:
6.0%, 12/1/2016		820,000	891,750
8.375%, 8/15/2017		210,000	244,125
9.125%, 3/1/2017		15,000	17,663
tw telecom holdings, Inc., 144A, 5.375%, 10/1/2022		75,000	78,563
Windstream Corp.:
7.0%, 3/15/2019		25,000	25,563
7.5%, 6/1/2022		40,000	42,400
7.5%, 4/1/2023		20,000	21,050
7.75%, 10/15/2020 (a)		1,100,000	1,188,000
7.75%, 10/1/2021		80,000	86,400
7.875%, 11/1/2017		130,000	146,250
			10,265,831
Utilities 1.8%
Abu Dhabi National Energy Co., 144A, 3.625%, 1/12/2023		500,000	515,000
AES Corp.:
8.0%, 10/15/2017		45,000	51,975
8.0%, 6/1/2020		30,000	34,500
American Electric Power Co., Inc., Series F, 2.95%, 12/15/2022		290,000	290,093
Calpine Corp., 144A, 7.5%, 2/15/2021		761,000	840,905
Comision Federal de Electricidad, 144A, 5.75%, 2/14/2042		200,000	226,500
DTE Energy Co., 7.625%, 5/15/2014		81,000	88,438
Dubai Electricity & Water Authority, 144A, 8.5%, 4/22/2015		250,000	282,500
FirstEnergy Solutions Corp., 6.8%, 8/15/2039		234,000	262,967
GDF Suez, 144A, 2.875%, 10/10/2022		600,000	593,875
		Principal Amount ($)(c)	Value ($)

Korea Gas Corp., 144A, 2.25%, 7/25/2017		500,000	505,071
NRG Energy, Inc., 8.25%, 9/1/2020		485,000	543,200
Oncor Electric Delivery Co., LLC, 4.1%, 6/1/2022 (a)		120,000	130,792
Perusahaan Listrik Negara PT, 144A, 5.5%, 11/22/2021 (a)		250,000	282,500
			4,648,316
Total Corporate Bonds (Cost $72,305,131)			74,839,747

Asset-Backed 0.6%
Credit Card Receivables 0.2%
Citibank Omni Master Trust, "A14", Series 2009-A14A, 144A, 2.959%**, 8/15/2018		550,000	572,157
Miscellaneous 0.4%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.856%**, 1/17/2024		250,000	240,500
CIFC Funding Ltd., "B1L", Series 2012-2A, 144A, 4.61%, 12/5/2024		700,000	662,991
			903,491
Total Asset-Backed (Cost $1,472,040)			1,475,648

Mortgage-Backed Securities Pass-Throughs 3.4%
Federal Home Loan Mortgage Corp., 6.0%, 3/1/2038		18,437	20,046
Federal National Mortgage Association:
4.5%, 9/1/2035		32,735	35,322
6.0%, 1/1/2024		45,478	50,739
6.5%, with various maturities from 5/1/2017 until 1/1/2038		20,857	22,754
8.0%, 9/1/2015		21,860	23,088
Government National Mortgage Association:
3.0%, 6/1/2042 (d)		3,000,000	3,188,672
3.5%, 10/20/2042		3,182,977	3,377,079
4.0%, 7/1/2040 (d)		2,000,000	2,193,125
Total Mortgage-Backed Securities Pass-Throughs (Cost $8,879,209)			8,910,825

Commercial Mortgage-Backed Securities 0.7%
Banc of America Large Loan, Inc., "HLTN", Series 2010-HLTN, 144A, 2.509%**, 11/15/2015		457,741	456,798
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007- PW16, 5.715%**, 6/11/2040		66,000	78,179
		Principal Amount ($)(c)	Value ($)

JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		380,000	398,815
"A4", Series 2007-C1, 5.716%, 2/15/2051		225,000	266,622
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040		260,000	310,385
PNC Mortgage Acceptance Corp., "J", Series 2000-C2, 144A, 6.22%, 10/12/2033		250,000	240,262
Total Commercial Mortgage-Backed Securities (Cost $1,680,950)			1,751,061

Collateralized Mortgage Obligations 1.8%
Federal Home Loan Mortgage Corp.:
"HI", Series 3979, Interest Only, 3.0%, 12/15/2026		960,239	94,906
"NI", Series 4020, Interest Only, 3.0%, 3/15/2027		1,134,971	104,550
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		931,150	86,287
"P", Series 3808, 4.0%, 11/15/2038		1,000,000	1,085,753
"LI", Series 3720, Interest Only, 4.5%, 9/15/2025		2,006,807	289,372
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		871,281	131,017
"H", Series 2278, 6.5%, 1/15/2031		148	166
Federal National Mortgage Association:
"I", Series 2003-84, Interest Only, 6.0%, 9/25/2033		380,305	83,901
"PI", Series 2006-20, Interest Only, 6.47%**, 11/25/2030		567,326	117,730
Government National Mortgage Association:
"QI", Series 2011-112, Interest Only, 4.0%, 5/16/2026		1,308,550	123,438
"NI", Series 2011-80, Interest Only, 4.5%, 5/16/2038		1,767,422	222,680
"GP", Series 2010-67, 4.5%, 3/20/2039		250,000	285,553
"BI", Series 2010-30, Interest Only, 4.5%, 7/20/2039		189,289	30,314
"ND", Series 2010-130, 4.5%, 8/16/2039		600,000	686,271
"MI", Series 2009-76, Interest Only, 5.0%, 3/20/2035		555,854	16,211
"IQ", Series 2011-18, Interest Only, 5.5%, 1/16/2039		631,082	46,362
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,132,497	158,782
		Principal Amount ($)(c)	Value ($)

"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,140,032	158,085
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		758,094	119,759
Residential Funding Mortgage Securities I, Inc., "M1", Series 2003-S17, 5.5%, 9/25/2033		753,027	724,091
Total Collateralized Mortgage Obligations (Cost $4,278,992)			4,565,228

Government & Agency Obligations 6.4%
Sovereign Bonds 2.0%
Government of Canada, 0.75%, 5/1/2014	CAD	1,000,000	1,000,392
Government of Ukraine, 144A, 6.58%, 11/21/2016		500,000	499,400
Republic of Croatia, 144A, 6.25%, 4/27/2017		250,000	274,125
Republic of Hungary, 4.75%, 2/3/2015		250,000	257,500
Republic of Indonesia, 144A, 4.875%, 5/5/2021		500,000	575,000
Republic of Poland, 3.0%, 3/17/2023		250,000	249,375
Republic of Serbia, REG S, 6.75%, 11/1/2024		200,000	202,000
Republic of South Africa, 5.5%, 3/9/2020		250,000	296,250
Russian Federation, 144A, 5.625%, 4/4/2042		400,000	497,000
United Mexican States, 4.75%, 3/8/2044		1,000,000	1,130,000
Vnesheconombank, 144A, 6.025%, 7/5/2022		250,000	290,625
			5,271,667
U.S. Government Sponsored Agency 0.4%
Federal National Mortgage Association, 3.0%, 11/15/2027		1,000,000	1,005,324
U.S. Treasury Obligations 4.0%
U.S. Treasury Bills:
0.12%***, 3/7/2013 (e)		14,000	13,999
0.13%***, 3/7/2013 (e)		153,000	152,991
0.13%***, 3/7/2013 (e)		251,000	250,985
U.S. Treasury Bond, 5.375%, 2/15/2031		500,000	713,750
U.S. Treasury Notes:
0.75%, 6/15/2014		5,000,000	5,038,865
1.0%, 1/15/2014		605,000	610,057
1.5%, 7/31/2016		3,300,000	3,421,688
1.625%, 11/15/2022		300,000	296,719
			10,499,054
Total Government & Agency Obligations (Cost $16,371,988)			16,776,045

Loan Participations and Assignments 3.0%
Senior Loan** 1.5%
Chesapeake Energy Corp., Term Loan, 5.75%, 12/1/2017		3,775,000	3,786,099
		Principal Amount ($)(c)	Value ($)

Sovereign Loans 1.5%
Bank of Moscow, 144A, 6.699%, 3/11/2015		250,000	265,000
Gazprom Neft OAO, 144A, 4.375%, 9/19/2022		500,000	511,250
Gazprom OAO, 144A, 4.95%, 7/19/2022 (a)		500,000	537,750
OAO Novatek:
144A, 4.422%, 12/13/2022		500,000	503,125
144A, 5.326%, 2/3/2016		250,000	267,812
Rosneft Oil Co., 144A, 4.199%, 3/6/2022		250,000	254,375
RZD Capital Ltd., 5.739%, 4/3/2017		250,000	280,000
Sberbank of Russia, 144A, 6.125%, 2/7/2022		250,000	285,625
Vimpel Communications, 144A, 7.748%, 2/2/2021		250,000	288,750
VTB Bank OJSC:
144A, 6.0%, 4/12/2017		250,000	270,250
144A, 6.95%, 10/17/2022		400,000	430,000
Total Loan Participations and Assignments (Cost $7,437,198)			7,680,036

Municipal Bonds and Notes 0.4%
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045		125,000	153,814
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Build America Bonds, Series B, 6.2%, 12/1/2040		185,000	207,912
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018		500,000	522,980
Louisville & Jefferson County, KY, Metropolitan Sewer District & Drain System, Build America Bonds, 6.25%, 5/15/2043		150,000	196,333
Total Municipal Bonds and Notes (Cost $960,260)			1,081,039

Convertible Bond 0.1%
Materials
GEO Specialty Chemicals, Inc., 7.5%, 3/31/2015 (PIK) (Cost $204,624)		209,283	248,021

Preferred Securities 0.1%
Financials 0.1%
Citigroup, Inc., Series A, 5.95%, 1/30/2023 (f)		120,000	121,500
Farm Credit Bank of Texas, Series 1, 7.561%, 12/15/2013 (f)		218,000	220,199
			341,699
Materials 0.0%
Hercules, Inc., 6.5%, 6/30/2029		40,000	35,721
Total Preferred Securities (Cost $360,442)			377,420

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (g) (Cost $2,000)	2	6,955

	Contract Amount	Value ($)

Call Options Purchased 0.0%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.583% - Receive Floating — LIBOR, Swap Expiration Date 5/11/2026, Option Expiration Date 5/9/2016 (Cost $108,330)	2,300,000	71,535

	Shares	Value ($)

Put Options Purchased 0.0%
Options on Exchange-Traded Futures Contracts
10 Year U.S. Treasury Note Future, Expiration Date 2/22/2013, Strike Price $132.0 (Cost $12,232)	20	11,563
	Shares	Value ($)

Securities Lending Collateral 10.9%
Daily Assets Fund Institutional, 0.20% (h) (i) (Cost $28,394,483)	28,394,483	28,394,483

Cash Equivalents 1.2%
Central Cash Management Fund, 0.15% (h) (Cost $3,107,194)	3,107,194	3,107,194

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $282,134,838)†	113.3	295,123,277
Other Assets and Liabilities, Net	(13.3)	(34,725,018)
Net Assets	100.0	260,398,259

The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)		Cost ($)	Value ($)
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	120,439	EUR	165,016	48
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	25,000	USD	25,000	16
					190,016	64

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2012.

***Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $282,697,956. At December 31, 2012, net unrealized appreciation for all securities based on tax cost was $12,425,321. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $17,125,812 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,700,491.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2012 amounted to $27,528,870, which is 10.6% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Principal amount stated in U.S. dollars unless otherwise noted.

(d) When-issued or delayed delivery security included.

(e) At December 31, 2012, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Date shown is call date; not a maturity date for the perpetual preferred securities.

(g) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
AOT Bedding Super Holdings LLC*	June 2010	2,000	6,955	0.00

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CVA: Certificaten Van Aandelen (Certificate of Stock)

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year Canadian Government Bond	CAD	3/20/2013	10	1,362,622	(9,593)
Ultra Long U.S. Treasury Bond	USD	3/19/2013	6	975,563	(20,309)
United Kingdom Long Gilt Bond	GBP	3/26/2013	11	2,124,975	(2,262)
Total unrealized depreciation					(32,164)

At December 31, 2012, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year U.S. Treasury Note	USD	3/19/2013	15	1,991,719	10,320
5 Year U.S. Treasury Note	USD	3/28/2013	20	2,488,281	(430)
Total net unrealized appreciation					9,890

At December 31, 2012, open written options contracts were as follows:
Options on Exchange-Traded Futures Contracts	Contracts	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (j)
Put Options 10 Year U.S. Treasury Note Future	20	2/22/2013	131.0	7,769	(6,563)

(j) Unrealized appreciation on written options on exchange-traded futures contracts at December 31, 2012 was $1,206.

Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (k)
Call Options Receive Fixed — 4.083% - Pay Floating — LIBOR	5/11/2016 5/11/2026	2,300,000	5/9/2016	78,200	(49,434)
Receive Fixed — 1.828% - Pay Floating — LIBOR	11/15/2013 11/15/2043	1,800,000	11/13/2013	30,510	(6,794)
Receive Fixed — 1.871% - Pay Floating — LIBOR	11/14/2013 11/14/2043	1,800,000	11/12/2013	28,440	(7,965)
Total Call Options				137,150	(64,193)
Put Options Pay Fixed — 2.07% - Receive Floating — LIBOR	5/10/2013 5/10/2043	2,300,000	5/8/2013	36,800	(3,722)
Total				173,950	(67,915)

(k) Unrealized appreciation on written options on interest rate swap contracts at December 31, 2012 was $106,035.

As of December 31, 2012, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (l)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (m)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
9/20/2012 12/20/2017	1,200,000	1	1.0%	Kingdom of Spain, 5.5%, 7/30/2017, BBB-	(102,770)	(149,051)	46,281
9/20/2012 12/20/2017	600,000	2	1.0%	Kingdom of Spain, 5.5%, 7/30/2017, BBB-	(51,385)	(67,440)	16,055
9/20/2012 12/20/2017	125,000	3	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	11,422	9,232	2,190
Total unrealized appreciation							64,526

(l) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(m) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings.

At December 31, 2012, open interest rate swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation (Depreciation) ($)
7/16/2013 7/16/2023	700,000	2	Fixed — 1.858%	Floating — LIBOR	7,431	—	7,431
7/16/2013 7/16/2018	6,400,000	2	Floating — LIBOR	Fixed — 1.148%	39,729	—	39,729
9/17/2013 9/17/2022	2,000,000	4	Fixed — 2.0%	Floating — LIBOR	(20,225)	388	(20,613)
7/16/2013 7/16/2033	400,000	2	Fixed — 2.322%	Floating — LIBOR	22,267	—	22,267
7/16/2013 7/16/2014	12,100,000	2	Floating — LIBOR	Fixed — 0.515%	16,952	—	16,952
7/16/2013 7/16/2043	1,200,000	2	Floating — LIBOR	Fixed — 2.424%	(102,783)	—	(102,783)
Total net unrealized depreciation							(37,017)

Counterparties:

1 BNP Paribas

2 Citigroup, Inc.

3 UBS AG

4 Morgan Stanley

LIBOR: London Interbank Offered Rate

As of December 31, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
JPY	80,000,000	USD	961,677	1/4/2013	38,263	BNP Paribas
USD	1,748,747	EUR	1,350,000	1/7/2013	33,247	BNP Paribas
AUD	1,100,000	USD	1,150,919	1/10/2013	9,217	Barclays Bank PLC
USD	1,698,229	EUR	1,300,000	1/14/2013	17,868	Barclays Bank PLC
MXN	2,002,288	USD	155,768	1/14/2013	1,017	JPMorgan Chase Securities, Inc.
EUR	563,200	USD	746,184	1/30/2013	2,617	Citigroup, Inc.
USD	278,252	MXN	3,625,000	2/5/2013	1,373	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					103,602

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	975,679	JPY	80,000,000	1/4/2013	(52,264)	BNP Paribas
EUR	900,000	USD	1,176,413	1/7/2013	(11,584)	Nomura International PLC
EUR	450,000	USD	584,300	1/7/2013	(9,698)	BNP Paribas
AUD	550,000	USD	556,474	1/9/2013	(14,420)	Barclays Bank PLC
USD	1,153,713	AUD	1,100,000	1/10/2013	(12,011)	Barclays Bank PLC
USD	155,205	MXN	2,002,288	1/14/2013	(454)	JPMorgan Chase Securities, Inc.
EUR	1,300,000	USD	1,689,173	1/14/2013	(26,924)	BNP Paribas
Total unrealized depreciation					(127,355)

Currency Abbreviations
AUD Australian Dollar CAD Canadian Dollar EUR Euro GBP British Pound JPY Japanese Yen MXN Mexican Peso USD United States Dollar

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, forward foreign currency exchange contracts and written options contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks and/or Other Equity Investments (n)
Consumer Discretionary	$4,358,868	$6,161,009	$0	$10,519,877
Consumer Staples	16,513,918	11,182,848	—	27,696,766
Energy	16,676,603	1,897,112	—	18,573,715
Financials	9,791,788	5,990,525	—	15,782,313
Health Care	2,950,083	17,379,384	—	20,329,467
Industrials	—	9,598,108	0	9,598,108
Information Technology	10,835,137	2,488,704	—	13,323,841
Materials	10,027,389	2,519,740	6,632	12,553,761
Telecommunication Services	—	6,220,516	—	6,220,516
Utilities	8,849,289	2,368,707	—	11,217,996
Warrants (n)	—	—	10,117	10,117
Fixed Income Investments (n)
Corporate Bonds	—	74,831,665	8,082	74,839,747
Asset Backed	—	1,235,148	240,500	1,475,648
Mortgage-Backed Securities Pass-Throughs	—	8,910,825	—	8,910,825
Commercial Mortgage-Backed Securities	—	1,751,061	—	1,751,061
Collateralized Mortgage Obligations	—	4,565,228	—	4,565,228
Government & Agency Obligations	—	16,776,045	—	16,776,045
Loan Participations and Assignments	—	7,680,036	—	7,680,036
Municipal Bonds and Notes	—	1,081,039	—	1,081,039
Convertible Bond	—	—	248,021	248,021
Preferred Securities	—	377,420	—	377,420
Other Investments	—	—	6,955	6,955
Short-Term Investments (n)	31,501,677	—	—	31,501,677
Derivatives (o)
Futures Contracts	10,320	—	—	10,320
Purchased Options	11,563	71,535	—	83,098
Credit Default Swap Contracts	—	64,526	—	64,526
Interest Rate Swap Contracts	—	86,379	—	86,379
Forward Foreign Currency Exchange Contracts	—	103,602	—	103,602
Total	$111,526,635	$183,341,162	$520,307	$295,388,104
Liabilities
Derivatives (o)
Futures Contracts	$(32,594)	$—	$—	$(32,594)
Written Options	(6,563)	(67,915)	—	(74,478)
Interest Rate Swap Contracts	—	(123,396)	—	(123,396)
Forward Foreign Currency Exchange Contracts	—	(127,355)	—	(127,355)
Total	$(39,157)	$(318,666)	$—	$(357,823)

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

(n) See Investment Portfolio for additional detailed categorizations.

(o) Derivatives include value of options purchased, unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $250,633,161) — including $27,528,870 of securities loaned	$263,621,600
Investment in Daily Assets Fund Institutional (cost $28,394,483)	28,394,483
Investment in Central Cash Management Fund (cost $3,107,194)	3,107,194
Total investments in securities, at value (cost $282,134,838)	295,123,277
Cash	61,772
Foreign currency, at value (cost $349,109)	347,659
Deposit with broker for futures contracts	6,076
Receivable for investments sold	1,413,983
Receivable for Fund shares sold	136,523
Dividends receivable	313,226
Interest receivable	1,412,672
Receivable for variation margin on futures contracts	5,092
Unrealized appreciation on swap contracts	150,905
Unrealized appreciation on forward foreign currency exchange contracts	103,602
Upfront payments paid on swap contracts	9,620
Foreign taxes recoverable	14,055
Other assets	4,562
Total assets	299,103,024
Liabilities
Payable upon return of securities loaned	28,394,483
Payable for investments purchased	3,940,815
Payable for investments purchased — when-issued/delayed delivery securities	5,392,886
Payable for Fund shares redeemed	197,647
Options written, at value (premium received $181,719)	74,478
Unrealized depreciation on swap contracts	123,396
Unrealized depreciation on forward foreign currency exchange contracts	127,355
Upfront payments received on swap contracts	216,491
Accrued management fee	81,770
Accrued Trustees' fees	2,685
Other accrued expenses and payables	152,759
Total liabilities	38,704,765
Net assets, at value	$260,398,259
Net Assets Consist of
Undistributed net investment income	5,395,441
Net unrealized appreciation (depreciation) on: Investments	12,988,439
Swap contracts	27,509
Futures	(22,274)
Foreign currency	(24,245)
Written options	107,241
Accumulated net realized gain (loss)	(5,682,699)
Paid-in capital	247,608,847
Net assets, at value	$260,398,259
Class A Net Asset Value, offering and redemption price per share ($260,398,259 ÷ 10,896,924 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$23.90

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $267,528)	$4,446,940
Interest	3,545,647
Income distributions — Central Cash Management Fund	28,170
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	133,590
Total income	8,154,347
Expenses: Management fee	978,432
Administration fee	265,488
Services to shareholders	1,462
Custodian fee	101,214
Professional fees	92,895
Reports to shareholders	58,148
Trustees' fees and expenses	11,764
Other	67,807
Total expenses	1,577,210
Net investment income	6,577,137
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	37,751,892
Swap contracts	(18,096)
Futures	775,582
Written options	22,571
Foreign currency	(1,313,251)
Payment by affiliate (see Note G)	1,094
37,219,792
Change in net unrealized appreciation (depreciation) on: Investments	(11,193,819)
Swap contracts	27,509
Futures	(311,560)
Written options	107,241
Foreign currency	14,935
(11,355,694)
Net gain (loss)	25,864,098
Net increase (decrease) in net assets resulting from operations	$32,441,235

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$6,577,137	$6,031,493
Net realized gain (loss)	37,219,792	8,487,703
Change in net unrealized appreciation (depreciation)	(11,355,694)	(18,126,212)
Net increase (decrease) in net assets resulting from operations	32,441,235	(3,607,016)
Distributions to shareholders from: Net investment income: Class A	(4,191,340)	(4,612,028)
Total distributions	(4,191,340)	(4,612,028)
Fund share transactions: Class A Proceeds from shares sold	5,666,347	6,208,413
Shares issued to shareholders in reinvestment of distributions	4,191,340	4,612,028
Payments for shares redeemed	(41,768,743)	(46,814,172)
Net increase (decrease) in net assets from Class A share transactions	(31,911,056)	(35,993,731)
Increase (decrease) in net assets	(3,661,161)	(44,212,775)
Net assets at beginning of period	264,059,420	308,272,195
Net assets at end of period (including undistributed net investment income of $5,395,441 and $4,179,961, respectively)	$260,398,259	$264,059,420
Other Information
Class A Shares outstanding at beginning of period	12,288,136	13,930,205
Shares sold	246,623	285,391
Shares issued to shareholders in reinvestment of distributions	186,116	200,698
Shares redeemed	(1,823,951)	(2,128,158)
Net increase (decrease) in Class A shares	(1,391,212)	(1,642,069)
Shares outstanding at end of period	10,896,924	12,288,136

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$21.49	$22.13	$20.52	$17.35	$24.81
Income (loss) from investment operations: Net investment incomea	.57	.46	.39	.44	.61
Net realized and unrealized gain (loss)	2.20	(.75)	1.88	3.43	(7.20)
Total from investment operations	2.77	(.29)	2.27	3.87	(6.59)
Less distributions from: Net investment income	(.36)	(.35)	(.66)	(.70)	(.87)
Net asset value, end of period	$23.90	$21.49	$22.13	$20.52	$17.35
Total Return (%)	12.98	(1.42)	11.22	23.43	(27.33	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	260	264	308	319	307
Ratio of expenses before expense reductions (%)	.59	.58	.65	.60	.64
Ratio of expenses after expense reductions (%)	.59	.58	.65	.60	.62
Ratio of net investment income (%)	2.48	2.09	1.89	2.40	2.83
Portfolio turnover rate (%)	188	109	203	207	263
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Income Builder VIP (formerly DWS Balanced VIP) (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities and Loan Participations and Assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed and floating rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participants. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $5,132,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017, the expiration date, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2012, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$5,436,390
Capital loss carryforwards	$(5,132,000)
Unrealized appreciation (depreciation) on investments	$12,425,321

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2012	2011
Distributions from ordinary income*	$4,191,340	$4,612,028

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended December 31, 2012, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration and to enhance potential gains. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of December 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2012, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to approximately $22,800,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may enter into credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the year ended December 31, 2012, the Fund entered into credit default swap contracts to gain exposure to the underlying issuer's credit quality characteristics.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2012, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $5,200,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $1,925,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2012, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration, and to gain exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, prior to May 1, 2012, the Fund sought to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on fixed-income securities, including on financial indices. As part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $4,463,000 to $44,167,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $50,425,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended December 31, 2012, the Fund entered into options on interest rate futures and on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of December 31, 2012 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2012, the investment in written option contracts had a total value generally indicative of a range from $0 to approximately $137,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $114,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2012, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance total returns. Prior to May 1, 2012, the Fund also entered into forward currency contracts as part of its global tactical asset allocation overlay strategy.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2012, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $7,021,000 to $47,248,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $6,010,000 to $47,692,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$83,098	$—	$86,379	$10,320	$179,797
Credit Contracts (a)	—	—	64,526	—	64,526
Foreign Exchange Contracts (c)	—	103,602	—	—	103,602
	$83,098	$103,602	$150,905	$10,320	$347,925

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investment in securities, at value (includes purchased options) and unrealized appreciation on swap contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(74,478)	$—	$(123,396)	$(32,594)	$(230,468)
Foreign Exchange Contracts (c)	—	(127,355)	—	—	(127,355)
	$(74,478)	$(127,355)	$(123,396)	$(32,594)	$(357,823)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value and unrealized depreciation on swap contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(2,007)	$22,571	$—	$—	$634,773	$655,337
Equity Contracts (a)	—	—	—	—	140,809	140,809
Credit Contracts (a)	—	—	—	(18,096)	—	(18,096)
Foreign Exchange Contracts (b)	—	—	(1,284,835)	—	—	(1,284,835)
	$(2,007)	$22,571	$(1,284,835)	$(18,096)	$775,582	$(506,785)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(37,464)	$107,241	$—	$(37,017)	$(288,310)	$(255,550)
Equity Contracts (a)	—	—	—	—	(23,250)	(23,250)
Credit Contracts (a)	—	—	—	64,526	—	64,526
Foreign Exchange Contracts (b)	—	—	14,202	—	—	14,202
	$(37,464)	$107,241	$14,202	$27,509	$(311,560)	$(200,072)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended December 31, 2012, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $423,527,103 and $440,921,629, respectively. Purchases and sales of U.S. Treasury obligations aggregated $43,095,128 and $46,455,386, respectively.

For the year ended December 31, 2012, transactions for written options on interest rate swap contracts and futures contracts were as follows:
	Contract Amount	Premium
Outstanding, beginning of period	—	$—
Options written	8,200,095	208,429
Options closed	(70)	(24,768)
Options expired	(5)	(1,942)
Outstanding, end of period	8,200,020	$181,719

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to May 1, 2012, pursuant to an investment subadvisory agreement with the Advisor, QS Investors, LLC ("QS Investors") acted as an investment subadvisor to the Fund. QS Investors rendered strategic asset allocation services and managed the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors was paid by the Advisor for the services QS Investors provided to the Fund. The Fund's board approved the termination of QS Investors as the Fund's subadvisor and effective May 1, 2012, the Advisor assumed all day-to-day advisory responsibilities for the Fund that were previously delegated to QS Investors.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.370%
Next $750 million	.345%
Over $1 billion	.310%

Accordingly, for the year ended December 31, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.37% of the Fund's average daily net assets.

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A shares at 0.68%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $265,488, of which $22,167 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2012, the amounts charged to the Fund by DISC aggregated $399, of which $99 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,745, of which $6,131 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2012, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $14,804.

E. Ownership of the Fund

At December 31, 2012, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Fund, each owning 45%, 21% and 15%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2012.

G. Payment by Affiliate

During the year ended December 31, 2012, the Advisor fully reimbursed the Fund $1,094 for a loss incurred on a trade executed incorrectly. The amount reimbursed was less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

H. Changes to Investment Strategies, Policies and Fund Name

Effective May 1, 2012, the Fund's investment objective changed from seeking the highest total return, a combination of income and capital appreciation, consistent with reasonable risk, to seeking to maximize income while maintaining prospects for capital appreciation. In connection with the implementation of the new objective, the Fund's name changed to DWS Global Income Builder VIP. For more information, please see the Fund's current prospectus.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Global Income Builder VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Global Income Builder VIP (formerly DWS Balanced VIP) (the "Fund"), one of the funds constituting DWS Variable Series II, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Global Income Builder VIP (one of the funds constituting DWS Variable Series II) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2013

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.
Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012
Actual Fund Return	Class A
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,067.00
Expenses Paid per $1,000*	$2.96
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,022.27
Expenses Paid per $1,000*	$2.90

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.
Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Global Income Builder VIP	.57%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

For corporate shareholders, 84% of income dividends paid during the Fund's fiscal year ended December 31, 2012 qualified for the dividends received deduction:

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Global Income Builder VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 4th quartile, 3rd quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2011. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2012. The Board recognized that DWS has made changes in an effort to improve Fund performance, including changes in the Fund's investment process and the introduction of new portfolio management team members in May 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003-present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012-present); Director, CardioNet, Inc.2 (health care) (2009-present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2GIB-2 (R-025825-2 2/13)

DECEMBER 31, 2012

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Global Thematic VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
10 Statement of Assets and Liabilities
11 Statement of Operations
12 Statement of Changes in Net Assets
14 Financial Highlights
15 Notes to Financial Statements
20 Report of Independent Registered Public Accounting Firm
21 Information About Your Fund's Expenses
22 Tax Information
22 Proxy Voting
23 Investment Management Agreement Approval
26 Summary of Management Fee Evaluation by Independent Fee Consultant
28 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Smaller company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 are 1.37% and 1.72% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in DWS Global Thematic VIP

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Global Thematic VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,860	$11,540	$8,672	$21,857
	Average annual total return	18.60%	4.89%	-2.81%	8.13%
MSCI World Index	Growth of $10,000	$11,583	$12,228	$9,424	$20,626
	Average annual total return	15.83%	6.93%	-1.18%	7.51%
DWS Global Thematic VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,816	$11,418	$8,525	$21,130
	Average annual total return	18.16%	4.52%	-3.14%	7.77%
MSCI World Index	Growth of $10,000	$11,583	$12,228	$9,424	$20,626
	Average annual total return	15.83%	6.93%	-1.18%	7.51%

The growth of $10,000 is cumulative.

Management Summary December 31, 2012 (Unaudited)

Class A shares of the Fund returned 18.60% (unadjusted for contract charges) during 2012, outperforming the 15.83% return of the MSCI World Index.1 In managing the Fund during the fiscal year, we employed a combination of three analytical disciplines: bottom-up fundamental company research; growth orientation (companies that portfolio management believes have above-average potential for sustainable growth of revenue and earnings and whose market value appears reasonable in light of their business prospects); and top-down analysis of global themes. As of year-end, the Fund was diversified among 14 themes.

During 2012, the largest contribution to performance came from our Supply Chain Dominance theme, which holds companies that are gaining leverage over their suppliers, customers and competitors through economies of scale and/or cost savings.2 Our leading individual contributors within this theme were Samsung Electronics Co., Ltd. and NCR Corp. Two themes that tend to concentrate in the emerging markets — Indian Ocean (which seeks to capitalize on the region's emergence as an epicenter for competition among China, India and other nations for hegemony) and Large Units/Bottom Billion (which invests in companies that are benefiting from the growing population in the emerging-markets countries) — also made strong contributions during the year, reflecting the broader outperformance of the emerging markets.

The most notable underperformers among the Fund's themes were Market Hedge, which holds defensive companies that can provide a cushion against downside risk in the broader market, and Asymmetric Negotiators, which invests in companies whose access to resources in limited supply provides them with pricing power. Both themes are tilted toward commodity-oriented companies, which underperformed during 2012.

We expect that the improving outlook for Europe, together with the stabilization of the U.S. consumer, could be a positive combination for equities, especially at a time when the most important alternative — government bonds — largely offers yields that are less than the rate of inflation. We believe this is a favorable backdrop for our portfolio, as we have maintained our thematic positioning and abstained from "hiding" in popular consumer staples stocks or in other assets perceived to offer safety.

We also believe that the current economic and politically induced stress in the global markets will not derail the fundamental trends that should drive the long-term performance of individual stocks. Overall, we have remained focused on owning shares of businesses that we believe will prove resilient and adaptable to adverse economic and policy environments. This approach reflects our long-standing belief that company fundamentals — and not economic trends — are ultimately the most important driver of individual stock returns.

Effective on or about May 1, 2013, DWS Global Thematic VIP will change its name to DWS Global Growth VIP, and Global Thematic Partners, LLC will no longer serve as subadvisor to the fund. In addition, effective on or about May 1, 2013, the fund's portfolio management team will change and certain changes will be made to the fund's investment strategies and portfolio management process. More details regarding these changes are set forth in a supplement to the fund's prospectus dated January 14, 2013.

Oliver Kratz, PhD

Portfolio Manager, Global Thematic Partners, LLC

Subadvisor to the Fund

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the U.S., Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 Contribution incorporates both a stock's total return and its weighting in the Fund.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/12	12/31/11

Common Stocks	97%	98%
Preferred Stock	2%	2%
Cash Equivalents	1%	—
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/12	12/31/11

Information Technology	15%	16%
Financials	14%	16%
Materials	13%	9%
Industrials	13%	10%
Health Care	12%	15%
Consumer Discretionary	10%	8%
Consumer Staples	8%	8%
Energy	8%	13%
Telecommunication Services	4%	3%
Utilities	3%	2%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/12	12/31/11

United States	37%	42%
Continental Europe	31%	28%
Asia (excluding Japan)	10%	11%
Latin America	6%	6%
Canada	6%	1%
Japan	3%	6%
Africa	2%	2%
United Kingdom	2%	1%
Middle East	2%	2%
Bermuda	1%	1%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2012
	Shares	Value ($)

Common Stocks 98.1%
Austria 1.2%
Erste Group Bank AG* (Cost $373,072)	21,131	675,675
Bahrain 0.2%
Aluminium Bahrain (GDR) 144A (Cost $265,218)	21,937	125,687
Belgium 0.8%
Belgacom SA (Cost $445,038)	14,523	428,087
Bermuda 1.1%
Lazard Ltd. "A" (a)	15,309	456,821
Teekay Corp.	5,032	161,527
(Cost $578,124)		618,348
Brazil 4.4%
All America Latina Logistica	49,152	201,429
Braskem SA (ADR) (a)	26,712	356,605
Diagnosticos da America SA	28,031	182,161
Embraer SA (ADR)	10,526	300,096
Gol Linhas Aereas Inteligentes SA (ADR)* (a)	39,590	259,710
Itau Unibanco Holding SA (ADR) (Preferred) (a)	22,641	372,671
OGX Petroleo e Gas Participacoes SA*	87,104	190,973
SLC Agricola SA	61,890	600,691
(Cost $2,651,819)		2,464,336
Canada 5.5%
Barrick Gold Corp.	15,908	556,939
Detour Gold Corp.*	6,280	157,142
Goldcorp, Inc.	13,760	504,992
Potash Corp. of Saskatchewan, Inc.	34,482	1,403,072
TransAlta Corp.	33,000	501,619
(Cost $3,395,879)		3,123,764
China 4.5%
China Life Insurance Co., Ltd. "H"	269,113	889,330
China Life Insurance Co., Ltd. (ADR)	1,207	59,976
Home Inns & Hotels Management, Inc. (ADR)* (a)	11,088	320,443
Industrial & Commercial Bank of China Ltd. "H"	490,783	353,937
Li Ning Co., Ltd.* (a)	184,438	122,199
Mindray Medical International Ltd. (ADR) (a)	6,857	224,224
Ping An Insurance (Group) Co. of China Ltd. "H"	44,833	381,507
Yanzhou Coal Mining Co., Ltd. "H"	105,012	177,348
(Cost $2,529,110)		2,528,964
Denmark 0.6%
A P Moller-Maersk AS "B" (Cost $317,389)	44	336,795
Egypt 0.5%
Orascom Telecom Holding SAE (GDR) REG S* (Cost $129,696)	97,029	304,394
	Shares	Value ($)

France 1.3%
LVMH Moet Hennessy Louis Vuitton SA	2,577	480,217
Renault SA	4,345	239,722
(Cost $555,571)		719,939
Germany 10.4%
Adidas AG	5,201	463,504
Axel Springer AG	12,503	533,604
Deutsche Lufthansa AG (Registered)	21,258	399,575
Deutsche Post AG (Registered)	59,653	1,308,031
Fraport AG	16,048	934,524
Infineon Technologies AG	201,155	1,632,327
TAG Immobilien AG	4,797	60,284
Telefonica Deutschland Holding AG*	71,303	543,885
(Cost $4,971,986)		5,875,734
Hungary 0.5%
OTP Bank Nyrt. (Cost $265,684)	14,735	280,068
India 1.4%
ICICI Bank Ltd. (ADR) (a) (Cost $506,960)	18,087	788,774
Ireland 0.5%
Shire PLC (Cost $280,781)	9,398	288,641
Israel 1.4%
Teva Pharmaceutical Industries Ltd. (ADR) (Cost $905,553)	20,639	770,660
Japan 2.6%
FANUC Corp.	4,700	874,030
INPEX Corp.	115	613,738
(Cost $1,266,141)		1,487,768
Korea 2.0%
Hyundai Engineering & Construction Co., Ltd.*	3,033	199,794
Samsung Electronics Co., Ltd.	662	947,471
(Cost $614,394)		1,147,265
Luxembourg 0.7%
Millicom International Cellular SA (SDR) (Cost $387,126)	4,385	381,128
Malaysia 0.5%
CIMB Group Holdings Bhd. (Cost $296,915)	123,300	307,981
Mexico 1.3%
Wal-Mart de Mexico SAB de CV "V" (Cost $662,538)	224,964	734,083
Netherlands 3.8%
Koninklijke (Royal) KPN NV	75,608	373,897
QIAGEN NV*	30,806	558,717
Unilever NV (CVA) (a)	32,179	1,222,838
(Cost $2,324,565)		2,155,452
Panama 0.4%
Copa Holdings SA "A" (Cost $67,412)	2,032	202,082
	Shares	Value ($)

Russia 2.9%
Gazprom OAO (ADR)	39,281	376,661
LUKOIL OAO (ADR)	14,101	942,739
X5 Retail Group NV (GDR) REG S*	17,066	306,224
(Cost $1,541,827)		1,625,624
South Africa 2.5%
MTN Group Ltd.	14,872	312,587
Murray & Roberts Holdings Ltd.*	43,138	126,377
Shoprite Holdings Ltd.	10,929	265,623
Standard Bank Group Ltd.	34,945	494,466
Tiger Brands Ltd.	5,825	224,295
(Cost $1,265,287)		1,423,348
Sweden 2.8%
Telefonaktiebolaget LM Ericsson "B" (Cost $1,473,693)	155,330	1,562,350
Switzerland 5.0%
Julius Baer Group Ltd.*	38,575	1,387,876
Novartis AG (Registered)	11,304	715,674
Roche Holding AG (Genusschein)	3,664	746,448
(Cost $2,568,488)		2,849,998
Thailand 1.5%
Bangkok Bank PCL (Foreign Registered)	36,300	248,719
Kasikornbank PCL (Foreign Registered)	36,100	229,205
Seamico Securities PCL (Foreign Registered)	1,748,260	78,297
Siam Cement Public Co., Ltd.	20,249	292,253
(Cost $701,050)		848,474
United Kingdom 1.3%
Rio Tinto PLC	5,824	339,379
SABMiller PLC	7,564	356,023
Vodafone Group PLC	15,763	39,642
(Cost $620,004)		735,044
United States 36.5%
Abbott Laboratories	4,409	288,790
Adobe Systems, Inc.*	13,513	509,170
AGCO Corp.*	17,961	882,244
Apple, Inc.	642	342,205
Bank of America Corp.	71,477	829,133
Buffalo Wild Wings, Inc.* (a)	1,601	116,585
Bunge Ltd.	7,179	521,842
Calpine Corp.*	65,921	1,195,148
CSX Corp.	57,963	1,143,610
Dow Chemical Co.	48,934	1,581,547
Energy Transfer Equity LP	7,115	323,590
Energy Transfer Partners LP	11,617	498,718
Frontier Communications Corp. (a)	17,542	75,080
Harley-Davidson, Inc. (a)	4,554	222,417
Hasbro, Inc.	17	610
Hewlett-Packard Co.	37,513	534,560
iRobot Corp.* (a)	6,251	117,144
Laboratory Corp. of America Holdings* (a)	18,597	1,610,872
Life Technologies Corp.*	11,598	569,230
McDonald's Corp.	3,064	270,275
	Shares	Value ($)

Microsoft Corp.	14,229	380,341
Monsanto Co.	3,720	352,098
NCR Corp.*	38,672	985,363
NetApp, Inc.*	16,537	554,816
New York Times Co. "A"*	21,236	181,143
NIKE, Inc. "B"	6,206	320,230
Oracle Corp.	13,207	440,057
Plains All American Pipeline LP	4,374	197,880
Quest Diagnostics, Inc.	6,541	381,144
Ryder System, Inc.	3,695	184,491
Schlumberger Ltd.	9,757	676,063
Starwood Hotels & Resorts Worldwide, Inc.	14,651	840,381
Symantec Corp.*	22,548	424,128
The Mosaic Co.	31,933	1,808,366
Tumi Holdings, Inc.* (a)	8,898	185,523
UnitedHealth Group, Inc.	9,550	517,992
Valero Energy Corp.	582	19,858
VF Corp. (a)	2,033	306,922
Weight Watchers International, Inc. (a)	3,931	205,827
(Cost $18,484,134)		20,595,393
Total Common Stocks (Cost $50,445,454)		55,385,856

Preferred Stock 0.7%
Germany
Volkswagen AG (Cost $260,266)	1,824	414,971

Participatory Note 0.1%
Nigeria
Guaranty Trust Bank PLC (issuer HSBC Bank PLC), Expiration Date 9/15/2014 (Cost $20,453)	228,273	33,623

Warrant 0.3%
United Kingdom
HSBC Bank PLC, Expiration Date 9/28/2015* (Cost $127,114)	1,383,174	139,247

Securities Lending Collateral 6.0%
Daily Assets Fund Institutional, 0.20% (b) (c) (Cost $3,399,626)	3,399,626	3,399,626

Cash Equivalents 1.4%
Central Cash Management Fund, 0.15% (b) (Cost $775,406)	775,406	775,406

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $55,028,319)†	106.6	60,148,729
Other Assets and Liabilities, Net	(6.6)	(3,709,824)
Net Assets	100.0	56,438,905

* Non-income producing security.

† The cost for federal income tax purposes was $55,634,268. At December 31, 2012, net unrealized appreciation for all securities based on tax cost was $4,514,461. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,449,472 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,935,011.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2012 amounted to $3,362,461, which is 6.0% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen (Certificate of Stock)

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SDR: Swedish Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks & Preferred Stock (d)
Austria	$—	$675,675	$—	$675,675
Bahrain	—	125,687	—	125,687
Belgium	—	428,087	—	428,087
Bermuda	618,348	—	—	618,348
Brazil	2,464,336	—	—	2,464,336
Canada	3,123,764	—	—	3,123,764
China	604,643	1,924,321	—	2,528,964
Denmark	—	336,795	—	336,795
Egypt	—	304,394	—	304,394
France	—	719,939	—	719,939
Germany	—	6,290,705	—	6,290,705
Hungary	—	280,068	—	280,068
India	788,774	—	—	788,774
Ireland	—	288,641	—	288,641
Israel	770,660	—	—	770,660
Japan	—	1,487,768	—	1,487,768
Korea	—	1,147,265	—	1,147,265
Luxembourg	—	381,128	—	381,128
Malaysia	—	307,981	—	307,981
Mexico	734,083	—	—	734,083
Netherlands	—	2,155,452	—	2,155,452
Panama	202,082	—	—	202,082
Russia	—	1,625,624	—	1,625,624
South Africa	—	1,423,348	—	1,423,348
Sweden	—	1,562,350	—	1,562,350
Switzerland	—	2,849,998	—	2,849,998
Thailand	—	848,474	—	848,474
United Kingdom	—	735,044	—	735,044
United States	20,595,393	—	—	20,595,393
Warrant (d)	—	139,247	—	139,247
Participatory Note (d)	—	33,623	—	33,623
Short-Term Investments (d)	4,175,032	—	—	4,175,032
Total	$34,077,115	$26,071,614	$—	$60,148,729

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $50,853,287) — including $3,362,461 of securities loaned	$55,973,697
Investment in Daily Assets Fund Institutional (cost $3,399,626)*	3,399,626
Investment in Central Cash Management Fund (cost $775,406)	775,406
Total investments in securities, at value (cost $55,028,319)	60,148,729
Foreign currency, at value (cost $17,981)	17,980
Receivable for investments sold	256,639
Receivable for Fund shares sold	7,052
Dividends receivable	36,602
Interest receivable	3,301
Foreign taxes recoverable	19,351
Other assets	1,115
Total assets	60,490,769
Liabilities
Cash overdraft	15,947
Payable upon return of securities loaned	3,399,626
Payable for investments purchased	454,489
Payable for Fund shares redeemed	80,994
Accrued management fee	6,797
Accrued Trustees' fees	1,034
Other accrued expenses and payables	92,977
Total liabilities	4,051,864
Net assets, at value	$56,438,905
Net Assets Consist of
Undistributed net investment income	696,736
Net unrealized appreciation (depreciation) on: Investments	5,120,410
Foreign currency	(417)
Accumulated net realized gain (loss)	(53,284,462)
Paid-in capital	103,906,638
Net assets, at value	$56,438,905
Class A Net Asset Value, offering and redemption price per share ($53,558,234 ÷ 5,793,732 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.24
Class B Net Asset Value, offering and redemption price per share ($2,880,671 ÷ 311,300 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$9.25

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $88,296)	$1,249,257
Income distributions — Central Cash Management Fund	1,574
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	62,980
Total income	1,313,811
Expenses: Management fee	503,957
Administration fee	55,077
Services to shareholders	795
Distribution service fee (Class B)	7,356
Record keeping fees (Class B)	2,826
Custodian fee	98,447
Audit and tax fees	63,294
Legal fees	7,454
Reports to shareholders	25,623
Trustees' fees and expenses	4,108
Other	21,543
Total expenses before expense reductions	790,480
Expense reductions	(234,728)
Total expenses after expense reductions	555,752
Net investment income (loss)	758,059
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	132,526
Foreign currency	(34,618)
97,908
Change in net unrealized appreciation (depreciation) on: Investments	8,392,620
Foreign currency	2,186
8,394,806
Net gain (loss)	8,492,714
Net increase (decrease) in net assets resulting from operations	$9,250,773

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$758,059	$781,153
Net realized gain (loss)	97,908	41,917
Change in net unrealized appreciation (depreciation)	8,394,806	(9,895,185)
Net increase (decrease) in net assets resulting from operations	9,250,773	(9,072,115)
Distributions to shareholders from: Net investment income: Class A	(741,039)	(391,766)
Class B	(31,068)	(9,700)
Total distributions	(772,107)	(401,466)
Fund share transactions: Class A Proceeds from shares sold	7,619,915	3,929,750
Reinvestment of distributions	741,039	391,766
Payments for shares redeemed	(12,066,736)	(13,903,803)
Net increase (decrease) in net assets from Class A share transactions	(3,705,782)	(9,582,287)
Class B Proceeds from shares sold	80,402	106,041
Reinvestment of distributions	31,068	9,700
Payments for shares redeemed	(823,480)	(1,299,469)
Net increase (decrease) in net assets from Class B share transactions	(712,010)	(1,183,728)
Increase (decrease) in net assets	4,060,874	(20,239,596)
Net assets at beginning of period	52,378,031	72,617,627
Net assets at end of period (including undistributed net investment income of $696,736 and $740,653, respectively)	$56,438,905	$52,378,031
Other Information
Class A Shares outstanding at beginning of period	6,234,878	7,301,949
Shares sold	882,663	458,129
Shares issued to shareholders in reinvestment of distributions	85,967	39,334
Shares redeemed	(1,409,776)	(1,564,534)
Net increase (decrease) in Class A shares	(441,146)	(1,067,071)
Shares outstanding at end of period	5,793,732	6,234,878
Class B Shares outstanding at beginning of period	393,322	519,624
Shares sold	9,525	12,482
Shares issued to shareholders in reinvestment of distributions	3,592	971
Shares redeemed	(95,139)	(139,755)
Net increase (decrease) in Class B shares	(82,022)	(126,302)
Shares outstanding at end of period	311,300	393,322

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$7.90	$9.28	$8.24	$5.84	$15.66
Income (loss) from investment operations: Net investment incomea	.12	.11	.06	.08	.11
Net realized and unrealized gain (loss)	1.34	(1.43)	1.06	2.42	(5.83)
Total from investment operations	1.46	(1.32)	1.12	2.50	(5.72)
Less distributions from: Net investment income	(.12)	(.06)	(.08)	(.10)	(.19)
Net realized gains	—	—	—	—	(3.91)
Total distributions	(.12)	(.06)	(.08)	(.10)	(4.10)
Net asset value, end of period	$9.24	$7.90	$9.28	$8.24	$5.84
Total Return (%)b	18.60	(14.39)	13.65	43.82	(47.75)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	49	68	66	59
Ratio of expenses before expense reductions (%)	1.42	1.37	1.41	1.38	1.47
Ratio of expenses after expense reductions (%)	.99	1.03	1.05	1.04	1.09
Ratio of net investment income (%)	1.40	1.24	.77	1.23	1.09
Portfolio turnover rate (%)	107	127	165	190	229
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class B	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$7.91	$9.29	$8.25	$5.85	$15.66
Income (loss) from investment operations: Net investment incomea	.09	.08	.04	.06	.07
Net realized and unrealized gain (loss)	1.34	(1.44)	1.05	2.42	(5.83)
Total from investment operations	1.43	(1.36)	1.09	2.48	(5.76)
Less distributions from: Net investment income	(.09)	(.02)	(.05)	(.08)	(.14)
Net realized gains	—	—	—	—	(3.91)
Total distributions	(.09)	(.02)	(.05)	(.08)	(4.05)
Net asset value, end of period	$9.25	$7.91	$9.29	$8.25	$5.85
Total Return (%)b	18.16	(14.67)	13.24	43.23	(47.87)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	5	5	4
Ratio of expenses before expense reductions (%)	1.76	1.72	1.76	1.73	1.82
Ratio of expenses after expense reductions (%)	1.34	1.38	1.40	1.39	1.45
Ratio of net investment income (%)	1.04	.88	.42	.88	.73
Portfolio turnover rate (%)	107	127	165	190	229
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Thematic VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets for Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Participatory Notes. The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $52,710,000, including $51,528,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($33,717,000) and December 31, 2017 ($17,811,000), the respective expiration dates, whichever occurs first; and approximately $1,182,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($775,000) and long-term losses ($407,000).

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, income received from Passive Foreign Investment Companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2012, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$727,458
Capital loss carryforwards	$(52,710,000)
Unrealized appreciation (depreciation) on investments	$4,514,461

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2012	2011
Distributions from ordinary income*	$772,107	$401,466

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended December 31, 2012, purchases and sales of investment transactions (excluding short-term investments) aggregated $57,532,783 and $62,626,153, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

Global Thematic Partners, LLC ("GTP") serves as subadvisor. As a subadvisor to the Fund, GTP makes investment decisions and buys and sells securities for the Fund. GTP is paid by the Advisor for the services GTP provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.915%
Next $500 million	.865%
Next $750 million	.815%
Next $1.5 billion	.765%
Over $3 billion	.715%

For the period from January 1, 2012 through September 30, 2012, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.02%
Class B	1.37%

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	.90%
Class B	1.25%

Accordingly, for the year ended December 31, 2012, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $234,475, and the amount charged aggregated $269,482, which was equivalent to an annual effective rate of 0.49% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $55,077, of which $4,709 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2012
Class A	$253	$253	$—
Class B	61	—	15
	$314	$253	$15

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2012, the Distribution Service Fee aggregated $7,356, of which $602 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $16,713, of which $4,533 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

E. Ownership of the Fund

At December 31, 2012, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 61% and 28%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 96%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2012.

G. Subsequent Event

Effective on or about May 1, 2013, DWS Global Thematic VIP will change its name to DWS Global Growth VIP, and Global Thematic Partners, LLC will no longer serve as subadvisor to the fund. In addition, effective on or about May 1, 2013, the fund's portfolio management team will change and certain changes will be made to the fund's investment strategies and portfolio management process. More details regarding these changes are set forth in a supplement to the fund's prospectus dated January 14, 2013.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Global Thematic VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Global Thematic VIP (the "Fund"), one of the funds constituting DWS Variable Series II, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Global Thematic VIP (one of the funds constituting DWS Variable Series II) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2013

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/12	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,128.20	$1,126.70
Expenses Paid per $1,000*	$5.14	$7.00
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/12	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,020.31	$1,018.55
Expenses Paid per $1,000*	$4.88	$6.65

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Global Thematic VIP	.96%	1.31%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

For corporate shareholders, 38% of income dividends paid during the Fund's fiscal year ended December 31, 2012 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Global Thematic VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and Global Thematic Partners, LLC ("Global Thematic") in September 2012.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and Global Thematic's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and Global Thematic provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including Global Thematic. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 4th quartile, 3rd quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2011. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS and Global Thematic the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that Global Thematic has made changes in its investment processes in recent years in an effort to improve long-term performance.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). With respect to the sub-advisory fee paid to Global Thematic, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and Global Thematic.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of Global Thematic with respect to the Fund. The Board noted that DWS pays Global Thematic's fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Global Thematic and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and Global Thematic and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and Global Thematic related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and Global Thematic related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003-present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012-present); Director, CardioNet, Inc.2 (health care) (2009-present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2GT-2 (R-025830-3 2/13)

DECEMBER 31, 2012

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Government & Agency Securities VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
6 Investment Portfolio
10 Statement of Assets and Liabilities
11 Statement of Operations
12 Statement of Changes in Net Assets
14 Financial Highlights
15 Notes to Financial Statements
22 Report of Independent Registered Public Accounting Firm
23 Information About Your Fund's Expenses
24 Tax Information
24 Proxy Voting
25 Investment Management Agreement Approval
28 Summary of Management Fee Evaluation by Independent Fee Consultant
30 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. The "full faith and credit" guarantee of the U.S. government applies to the timely repayment of interest, and does not eliminate market risk. Because of the rising U.S. government debt burden, it is possible that the U.S. government may not be able to meet its financial obligations or that securities issued by the U.S. government may experience credit downgrades. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 are 0.67% and 1.01% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in DWS Government & Agency Securities VIP

The Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,293	$11,792	$13,374	$16,062
	Average annual total return	2.93%	5.65%	5.99%	4.85%
Barclays GNMA Index	Growth of $10,000	$10,242	$11,789	$13,400	$16,610
	Average annual total return	2.42%	5.64%	6.03%	5.21%
DWS Government & Agency Securities VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,248	$11,666	$13,142	$15,468
	Average annual total return	2.48%	5.27%	5.62%	4.46%
Barclays GNMA Index	Growth of $10,000	$10,242	$11,789	$13,400	$16,610
	Average annual total return	2.42%	5.64%	6.03%	5.21%

The growth of $10,000 is cumulative.

Management Summary December 31, 2012 (Unaudited)

During the 12-month period ended December 31, 2012, Class A shares of the Fund provided a total return of 2.93% (unadjusted for contract charges), compared with the 2.42% return of its benchmark, the Barclays GNMA Index.1

The U.S. Federal Reserve Board (the Fed) continued to maintain its benchmark short-term rate at near-zero levels during the same period and engage in bond purchases designed to lower longer-term interest rates as it sought to stimulate economic growth. Longer-term U.S. Treasury yields bounced around for most of the period in response to mixed growth signals and sputtering progress on dealing with Europe's debt crisis. Late in the period, fixed-income markets were focused primarily on the run-up to and aftermath of the presidential election, against a backdrop of wrangling over solutions to the country's budgetary dilemma. The net result was that yields finished the period in the same historically low range in which they started. Government National Mortgage Association securities (GNMAs or "Ginnie Maes") provided reasonable returns over most of the period as high-quality bonds that traded at a yield advantage vs. U.S. Treasuries were sought by investors, although prices eased late in the period as prepayment rates on underlying mortgages began to rise.

The Fund continued to have significant exposure to higher-coupon mortgage pools and interest-only securities in the belief that voluntary prepayments will remain manageable despite historically low rates, given tighter credit standards and reduced home equity levels.2 This allocation worked well for much of the period but was a modest negative late in the period as government efforts to ease refinancing contributed to an uptick in prepayments on some of these pools. Overall, our focus on seasoned and low-balance mortgage pools with characteristics that defend against increasing prepayments has proven pivotal in protecting the Fund's income stream. More recently, the Fund's relative performance was aided by maintaining an above-benchmark position in recently issued, low-coupon mortgage pools that have been the principal beneficiary of the Fed's most recent round of quantitative easing. We intend to maintain exposure to this segment while also keeping enough liquidity to reposition fairly quickly should higher current mortgage rates be in prospect. We will continue to closely monitor the refinancing environment and various policy proposals with the potential to increase prepayments.

William Chepolis, CFA

Ohn Choe, CFA

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Barclays GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 Interest-Only Securities represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages. Interest-only securities are particularly vulnerable to rising prepayments as the investor is threatened with the loss of an income stream without receiving any return of principal.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio)	12/31/12	12/31/11

Mortgage-Backed Securities Pass-Throughs*	67%	64%
Government & Agency Obligations	17%	22%
Collateralized Mortgage Obligations	15%	14%
Cash Equivalents	1%	—
	100%	100%

Coupons**	12/31/12	12/31/11

Less than 4.5%	35%	43%
4.5%-5.49%	37%	39%
5.5%-6.49%	24%	13%
6.5%-7.49%	3%	4%
7.5% and Greater	1%	1%
	100%	100%

Interest Rate Sensitivity	12/31/12	12/31/11

Effective Maturity	7.0 years	5.0 years
Effective Duration	5.5 years	4.4 years

* Includes securities sold short.

** Excludes Cash Equivalents, U.S. Treasury Bills and Options Purchased.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 6.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2012
	Principal Amount ($)	Value ($)

Mortgage-Backed Securities Pass-Throughs 87.5%
Federal Home Loan Mortgage Corp.:
3.0%, 7/1/2042 (a)	16,000,000	16,725,000
7.0%, 6/1/2032	717	819
Federal National Mortgage Association:
3.5%, 12/1/2041 (a)	14,000,000	14,925,313
5.0%, 10/1/2033	262,049	284,201
Government National Mortgage Association:
4.5%, with various maturities from 6/20/2033 until 12/20/2041 (a)	15,068,691	16,709,915
4.55%, 1/15/2041	576,613	645,417
4.625%, 5/15/2041	199,303	222,528
5.0%, with various maturities from 11/20/2032 until 4/15/2042	22,155,994	24,369,269
5.5%, with various maturities from 10/15/2032 until 7/20/2040	17,428,244	19,324,028
6.0%, with various maturities from 7/15/2014 until 5/15/2040	12,152,991	13,610,320
6.5%, with various maturities from 4/15/2031 until 2/15/2039	2,614,180	2,938,946
7.0%, with various maturities from 2/20/2027 until 11/15/2038	491,396	566,600
7.5%, 10/20/2031	8,758	10,279
Total Mortgage-Backed Securities Pass-Throughs (Cost $107,378,175)		110,332,635

Collateralized Mortgage Obligations 18.0%
Fannie Mae Benchmark Remic, "ZA", Series 2007-B2, 5.5%, 6/25/2037	1,901,901	2,219,148
Federal Home Loan Mortgage Corp.:
"OA", Series 3179, Principal Only, Zero Coupon, 7/15/2036	460,319	424,341
"YI", Series 3936, Interest Only, 3.0%, 6/15/2025	177,623	15,237
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025	1,710,159	134,505
"WI", Series 3939, Interest Only, 3.0%, 10/15/2025	731,804	28,780
"EI", Series 3953, Interest Only, 3.0%, 11/15/2025	1,006,206	90,377
"IO", Series 3974, Interest Only, 3.0%, 12/15/2025	272,648	18,376
"DI", Series 4010, Interest Only, 3.0%, 2/15/2027	251,081	18,911
"IP", Series 4046, Interest Only, 3.0%, 5/15/2027	528,170	81,355
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027	1,862,299	172,574
"IA", Series 3800, Interest Only, 3.5%, 12/15/2022	1,314,001	45,043
"IK", Series 3754, Interest Only, 3.5%, 6/15/2025	1,587,385	128,558
"NI", Series 3657, Interest Only, 4.5%, 8/15/2027	1,012,991	72,902
	Principal Amount ($)	Value ($)

"22", Series 243, Interest Only, 4.847%*, 6/15/2021	1,065,069	91,843
"ZK", Series 3382, 5.0%, 7/15/2037	1,288,706	1,466,274
"PI", Series 2535, Interest Only, 6.0%, 9/15/2032	429,673	20,325
"MI", Series 3871, Interest Only, 6.0%, 4/15/2040	253,216	35,438
"A", Series 172, Interest Only, 6.5%, 1/1/2024	30,785	4,559
"S", Series 2416, Interest Only, 7.891%*, 2/15/2032	410,916	88,859
"ST", Series 2411, Interest Only, 8.541%*, 6/15/2021	1,358,872	182,260
"KS", Series 2064, Interest Only, 9.9%*, 5/15/2022	394,124	82,831
Federal National Mortgage Association:
"DI", Series 2011-136, Interest Only, 3.0%, 1/25/2026	269,879	29,645
"HI", Series 2010-123, Interest Only, 3.5%, 3/25/2024	618,146	55,182
"KI", Series 2011-72, Interest Only, 3.5%, 3/25/2025	1,966,818	126,946
"25", Series 351, Interest Only, 4.5%, 5/1/2019	263,797	25,098
"HI", Series 2009-77, Interest Only, 4.5%, 9/25/2027	571,160	56,285
"IN", Series 2003-49, Interest Only, 4.75%, 3/25/2018	1,939,256	133,415
"21", Series 334, Interest Only, 5.0%, 3/1/2018	124,338	9,765
"20", Series 334, Interest Only, 5.0%, 3/1/2018	186,155	16,821
''23", Series 339, Interest Only, 5.0%, 7/1/2018	267,736	21,962
"26", Series 381, Interest Only, 5.0%, 12/25/2020	84,976	7,131
"ZA", Series 2008-24, 5.0%, 4/25/2038	665,417	771,398
"30", Series 381, Interest Only, 5.5%, 11/25/2019	439,531	46,854
"PI", Series 2009-14, Interest Only, 5.5%, 3/25/2024	825,310	101,193
"WI", Series 2011-59, Interest Only, 6.0%, 5/25/2040	586,769	58,825
"PI", Series 2007-75, Interest Only, 6.33%*, 8/25/2037	1,668,429	342,518
"101", Series 383, Interest Only, 6.5%, 9/1/2022	1,494,238	252,585
"SJ", Series 2007-36, Interest Only, 6.56%*, 4/25/2037	355,991	53,319
"SA", Series 2005-42, Interest Only, 6.59%*, 5/25/2035	737,689	87,417
"ES", Series 2003-17, Interest Only, 6.84%*, 9/25/2022	2,201,578	136,558
"SA", Series G92-57, IOette, 82.85%*, 10/25/2022	48,568	117,296
Government National Mortgage Association:
"IE", Series 2011-128, Interest Only, 3.5%, 9/20/2026	1,331,944	156,959
"JY", Series 2010-20, 4.0%, 12/20/2033	1,935,004	2,132,730
"LI", Series 2009-104, Interest Only, 4.5%, 12/16/2018	331,029	24,468
	Principal Amount ($)	Value ($)

"NI", Series 2010-44, Interest Only, 4.5%, 10/20/2037	746,336	111,256
"CI", Series 2010-87, Interest Only, 4.5%, 11/20/2038	1,251,588	367,109
"MI", Series 2010-169, Interest Only, 4.5%, 8/20/2040	983,305	159,981
"AI", Series 2012-15, Interest Only, 4.5%, 9/20/2040	741,413	140,600
"VB", Series 2010-26, 5.0%, 1/20/2024	600,000	707,106
"ZM", Series 2004-24, 5.0%, 4/20/2034	2,311,503	2,666,306
"Z", Series 2004-61, 5.0%, 8/16/2034	1,136,688	1,316,838
"ZB", Series 2005-15, 5.0%, 2/16/2035	1,626,065	1,862,275
"GZ", Series 2005-24, 5.0%, 3/20/2035	493,156	601,331
"MI", Series 2009-76, Interest Only, 5.0%, 3/20/2035	1,389,634	40,528
"ZA", Series 2005-75, 5.0%, 10/16/2035	554,793	671,821
"MZ", Series 2009-98, 5.0%, 10/16/2039	995,496	1,252,081
"Z", Series 2009-112, 5.0%, 11/20/2039	1,166,312	1,356,475
"AI", Series 2008-51, Interest Only, 5.5%, 5/16/2023	656,540	61,749
"AI", Series 2008-46, Interest Only, 5.5%, 5/16/2023	336,048	33,284
"GI", Series 2003-19, Interest Only, 5.5%, 3/16/2033	1,090,909	268,095
"IB", Series 2010-130, Interest Only, 5.5%, 2/20/2038	309,091	23,552
"BS", Series 2011-93, Interest Only, 5.891%*, 7/16/2041	1,657,343	241,793
"DI", Series 2009-10, Interest Only, 6.0%, 4/16/2038	421,031	70,775
"QA", Series 2007-57, Interest Only, 6.289%*, 10/20/2037	483,994	64,752
"IP", Series 2009-118, Interest Only, 6.5%, 12/16/2039	150,272	26,880
"SA", Series 2006-69, Interest Only, 6.589%*, 12/20/2036	917,567	114,903
"SK", Series 2003-11, Interest Only, 7.491%*, 2/16/2033	623,196	138,536
"IC", Series 1997-4, Interest Only, 7.5%, 3/16/2027	701,727	165,142
Total Collateralized Mortgage Obligations (Cost $19,380,512)		22,650,034

Government & Agency Obligations 20.7%
U.S. Government Sponsored Agency 12.7%
Federal Home Loan Bank, 0.5%, 11/20/2015	16,000,000	16,049,040
U.S. Treasury Obligations 8.0%
U.S. Treasury Bill, 0.13%**, 3/7/2013 (b)	1,045,000	1,044,940
U.S. Treasury Notes:
0.75%, 6/15/2014 (c)	1,000,000	1,007,773
0.75%, 12/31/2017	8,000,000	8,013,128
		10,065,841
Total Government & Agency Obligations (Cost $26,104,866)		26,114,881

	Contract Amount	Value ($)

Call Options Purchased 0.3%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.583% - Receive Floating — LIBOR, Swap Expiration Date 5/11/2026, Option Expiration Date 5/9/2016	2,700,000	83,976
Pay Fixed Rate — 3.635% - Receive Floating — LIBOR, Swap Expiration Date 4/27/2026, Option Expiration Date 4/25/2016	2,600,000	76,406
Pay Fixed Rate — 3.72% - Receive Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/2016	2,600,000	71,283
Pay Fixed Rate — 4.32% - Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	6,000,000	151,832
Total Call Options Purchased (Cost $646,056)		383,497

	Contracts	Value ($)

Put Options Purchased 0.2%
Options on Exchange-Traded Futures Contracts 0.0%
10 Year U.S. Treasury Note Future, Option Expiration Date 2/22/2013, Strike Price $132.0	30	17,344

	Contract Amount	Value ($)

Options on Interest Rate Swap Contracts 0.2%
Receive Fixed Rate — 2.32% - Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	6,000,000	174,390
Total Put Options Purchased (Cost $222,231)		191,734

	Shares	Value ($)

Cash Equivalents 0.8%
Central Cash Management Fund, 0.15% (d) (Cost $1,052,662)	1,052,662	1,052,662

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $154,784,502)†	127.5	160,725,443
Other Assets and Liabilities, Net	(22.3)	(28,071,691)
Securities Sold Short	(5.2)	(6,558,035)
Net Assets	100.0	126,095,717

	Principal Amount ($)	Value ($)

Securities Sold Short (5.2%)
Mortgage-Backed Securities Pass-Throughs
Government National Mortgage Association:
3.0%, with various maturities from 7/1/2042 until 8/1/2042 (a)	1,000,000	1,062,110
3.5%, with various maturities from 11/1/2041 until 10/20/2042 (a)	2,841,847	2,971,653
4.0%, with various maturities from 7/15/2040 until 6/15/2042 (a)	2,394,829	2,524,272
(Proceeds $6,687,742)		6,558,035

* These securities are shown at their current rate as of December 31, 2012.

** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $154,784,524. At December 31, 2012, net unrealized appreciation for all securities based on tax cost was $5,940,919. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,965,032 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,024,113.

(a) When-issued or delayed delivery securities included.

(b) At December 31, 2012, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) At December 31, 2012, this security has been pledged, in whole or in part, as collateral for open swap contracts.

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

IOettes: These securities represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's, a nominal amount of principal is assigned to an IOette which is small in relation to the interest flow that constitutes almost all of the IOette cash flow. The effective yield of this security is lower than the stated interest rate.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At December 31, 2012, open futures contracts bought were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
Ultra Long U.S. Treasury Bond	USD	3/19/2013	28	4,552,625	(32,794)

At December 31, 2012, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
5 Year U.S. Treasury Note	USD	3/28/2013	30	3,732,422	10,956

Currency Abbreviation
USD United States Dollar

At December 31, 2012, open written options contracts were as follows:
Options on Exchange-Traded Futures Contracts	Contracts	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (e)
Put Options 10 Year U.S. Treasury Note Future	30	2/22/2013	131.0	11,653	(9,844)

(e) Unrealized appreciation on written options on exchange-traded futures contracts at December 31, 2012 was $1,809.

Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (f)
Call Options Receive Fixed — 3.32% - Pay Floating — LIBOR	2/3/2017 2/3/2027	3,000,000	2/1/2017	216,990	(146,344)
Receive Fixed — 4.083% - Pay Floating — LIBOR	5/11/2016 5/11/2026	2,700,000	5/9/2016	91,800	(58,031)
Receive Fixed — 4.135% - Pay Floating — LIBOR	4/27/2016 4/27/2026	2,600,000	4/25/2016	96,200	(52,673)
Receive Fixed — 4.22% - Pay Floating — LIBOR	4/22/2016 4/22/2026	2,600,000	4/20/2016	92,690	(49,152)
Receive Fixed — 1.828% - Pay Floating — LIBOR	11/15/2013 11/15/2043	1,900,000	11/13/2013	32,205	(7,172)
Receive Fixed — 1.871% - Pay Floating — LIBOR	11/14/2013 11/14/2043	1,900,000	11/12/2013	30,020	(8,407)
Total Call Options				559,905	(321,779)
Put Options Pay Fixed — 1.9% - Receive Floating — LIBOR	4/24/2013 4/24/2023	2,600,000	4/22/2013	35,620	(37,362)
Pay Fixed — 2.07% - Receive Floating — LIBOR	5/10/2013 5/10/2043	2,700,000	5/8/2013	43,200	(4,369)
Pay Fixed — 2.09% - Receive Floating — LIBOR	4/25/2013 4/25/2043	2,600,000	4/23/2013	48,880	(3,351)
Pay Fixed — 3.32% - Receive Floating — LIBOR	2/3/2017 2/3/2027	3,000,000	2/1/2017	216,990	(213,281)
Total Put Options				344,690	(258,363)
Total				904,595	(580,142)

(f) Unrealized appreciation on written options on interest rate swap contracts at December 31, 2012 was $324,453.

At December 31, 2012, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Value ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation/ (Depreciation) ($)
7/16/2013 7/16/2014	4,900,000	1	Fixed — 0.515%	Floating — LIBOR	(6,865)	195	(7,060)
7/16/2013 7/16/2018	1,900,000	1	Fixed — 1.148%	Floating — LIBOR	(11,794)	397	(12,191)
7/16/2013 7/16/2023	7,500,000	1	Fixed — 1.858%	Floating — LIBOR	79,620	3,408	76,212
7/16/2013 7/16/2033	1,600,000	1	Floating — LIBOR	Fixed — 2.322%	(89,067)	640	(89,707)
7/16/2013 7/16/2043	3,200,000	1	Floating — LIBOR	Fixed — 2.424%	(274,086)	4,491	(278,577)
12/27/2013 12/27/2020	21,600,000	1	Fixed — 1.656%	Floating — LIBOR	(31,592)	—	(31,592)
Total net unrealized depreciation							(342,915)

Counterparty:

1 Nomura International PLC

LIBOR: London Interbank Offered Rate

For information on the Fund's policy and additional disclosures regarding futures contracts, purchased and written options contracts, interest rate swap contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed-Income Investments (g)
Mortgage-Backed Securities Pass-Throughs	$—	$110,332,635	$—	$110,332,635
Collateralized Mortgage Obligations	—	22,650,034	—	22,650,034
Government & Agency Obligations	—	26,114,881	—	26,114,881
Short-Term Investments	1,052,662	—	—	1,052,662
Derivatives (h)
Futures Contracts	10,956	—	—	10,956
Purchased Options	17,344	557,887	—	575,231
Interest Rate Swap Contracts	—	76,212	—	76,212
Total	$1,080,962	$159,731,649	$—	$160,812,611
Liabilities

Investments Sold Short, at value (g)	$—	$(6,558,035)	$—	$(6,558,035)
Derivatives (h)
Futures Contracts	(32,794)	—	—	(32,794)
Written Options	(9,844)	(580,142)	—	(589,986)
Interest Rate Swap Contracts	—	(419,127)	—	(419,127)
Total	$(42,638)	$(7,557,304)	$—	$(7,599,942)

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include value of purchased options, unrealized appreciation (depreciation) on open futures contracts, interest rate swap contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investments Investments in non-affiliated securities, at value (cost $153,731,840)	$159,672,781
Investment in Central Cash Management Fund (cost $1,052,662)	1,052,662
Total investments in securities, at value (cost $154,784,502)	160,725,443
Receivable for investments sold	9,110,043
Receivable for investments sold — when-issued/delayed delivery securities	53,253,389
Receivable for Fund shares sold	7,139
Interest receivable	577,733
Unrealized appreciation on swap contracts	76,212
Upfront payments paid on swap contracts	9,131
Due from Advisor	5,821
Other assets	4,007
Total assets	223,768,918
Liabilities
Cash overdraft	1,510
Payable for investments purchased	29,792,640
Payable for investments purchased — when-issued/delayed delivery securities	59,880,064
Payable for securities sold short, at value (proceeds of $6,687,742)	6,558,035
Payable for Fund shares redeemed	245,535
Payable for variation margin on futures contracts	36,356
Options written, at value (premium received $916,248)	589,986
Unrealized depreciation on swap contracts	419,127
Accrued management fee	43,036
Accrued Trustees' fees	2,493
Other accrued expenses and payables	104,419
Total liabilities	97,673,201
Net assets, at value	$126,095,717
Net Assets Consist of
Undistributed net investment income	3,422,413
Net unrealized appreciation (depreciation) on: Investments	5,940,941
Swap contracts	(342,915)
Securities sold short	129,707
Futures	(21,838)
Written options	326,262
Accumulated net realized gain (loss)	4,638,858
Paid-in capital	112,002,289
Net assets, at value	$126,095,717
Class A Net Asset Value, offering and redemption price per share ($120,662,900 ÷ 9,511,241 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.69
Class B Net Asset Value, offering and redemption price per share ($5,432,817 ÷ 428,962 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.67

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Income: Interest	$4,504,666
Income distributions — Central Cash Management Fund	3,822
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	772
Total income	4,509,260
Expenses: Management fee	612,900
Administration fee	136,200
Services to shareholders	1,592
Distribution service fee (Class B)	14,711
Record keeping fees (Class B)	5,866
Custodian fee	41,054
Audit and tax fees	64,682
Legal fees	9,724
Reports to shareholders	35,144
Trustees' fees and expenses	7,729
Other	19,827
Total expenses before expense reductions	949,429
Expense reductions	(26,578)
Total expenses after expense reductions	922,851
Net investment income	3,586,409
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	5,205,452
Swap contracts	(1,010,173)
Futures	283,245
Written options	43,073
Payments made by affiliates (See Note G)	5,821
4,527,418
Change in net unrealized appreciation (depreciation) on: Investments	(4,401,764)
Swap contracts	(186,231)
Securities sold short	129,707
Futures	(39,588)
Written options	317,597
(4,180,279)
Net gain (loss)	347,139
Net increase (decrease) in net assets resulting from operations	$3,933,548

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$3,586,409	$5,666,902
Net realized gain (loss)	4,527,418	2,942,171
Change in net unrealized appreciation (depreciation)	(4,180,279)	2,382,498
Net increase (decrease) in net assets resulting from operations	3,933,548	10,991,571
Distributions to shareholders from: Net investment income: Class A	(5,435,920)	(6,311,902)
Class B	(209,154)	(230,895)
Net realized gain: Class A	(2,952,755)	(2,391,762)
Class B	(124,749)	(95,528)
Total distributions	(8,722,578)	(9,030,087)
Fund share transactions: Class A Proceeds from shares sold	18,065,811	31,578,112
Reinvestment of distributions	8,388,675	8,703,664
Payments for shares redeemed	(47,401,824)	(53,221,292)
Net increase (decrease) in net assets from Class A share transactions	(20,947,338)	(12,939,516)
Class B Proceeds from shares sold	919,743	1,566,129
Reinvestment of distributions	333,903	326,423
Payments for shares redeemed	(2,329,903)	(1,133,228)
Net increase (decrease) in net assets from Class B share transactions	(1,076,257)	759,324
Increase (decrease) in net assets	(26,812,625)	(10,218,708)
Net assets at beginning of period	152,908,342	163,127,050
Net assets at end of period (including undistributed net investment income of $3,422,413 and $5,641,251, respectively)	$126,095,717	$152,908,342
Other Information
Class A Shares outstanding at beginning of period	11,145,622	12,120,178
Shares sold	1,389,466	2,446,836
Shares issued to shareholders in reinvestment of distributions	672,169	700,214
Shares redeemed	(3,696,016)	(4,121,606)
Net increase (decrease) in Class A shares	(1,634,381)	(974,556)
Shares outstanding at end of period	9,511,241	11,145,622
Class B Shares outstanding at beginning of period	511,071	452,192
Shares sold	72,277	120,662
Shares issued to shareholders in reinvestment of distributions	26,755	26,240
Shares redeemed	(181,141)	(88,023)
Net increase (decrease) in Class B shares	(82,109)	58,879
Shares outstanding at end of period	428,962	511,071

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2012		2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$13.12		$12.98	$12.78	$12.40	$12.38
Income (loss) from investment operations: Net investment incomea	.34		.48	.50	.52	.56
Net realized and unrealized gain (loss)	.03		.45	.32	.45	.04
Total from investment operations	.37		.93	.82	.97	.60
Less distributions from: Net investment income	(.52)		(.57)	(.62)	(.59)	(.58)
Net realized gains	(.28)		(.22)	—	—	—
Total distributions	(.80)		(.79)	(.62)	(.59)	(.58)
Net asset value, end of period	$12.69		$13.12	$12.98	$12.78	$12.40
Total Return (%)	2.93	b	7.46	6.61	8.08	4.93	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	121		146	157	169	211
Ratio of expenses before expense reductions (%)	.68		.67	.64	.58	.66
Ratio of expenses after expense reductions (%)	.66		.67	.64	.58	.65
Ratio of net investment income (%)	2.65		3.68	3.86	4.16	4.58
Portfolio turnover rate (%)	796		673	423	390	543
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class B	2012		2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$13.10		$12.95	$12.75	$12.37	$12.35
Income (loss) from investment operations: Net investment incomea	.29		.43	.46	.48	.52
Net realized and unrealized gain (loss)	.03		.46	.31	.45	.03
Total from investment operations	.32		.89	.77	.93	.55
Less distributions from: Net investment income	(.47)		(.52)	(.57)	(.55)	(.53)
Net realized gains	(.28)		(.22)	—	—	—
Total distributions	(.75)		(.74)	(.57)	(.55)	(.53)
Net asset value, end of period	$12.67		$13.10	$12.95	$12.75	$12.37
Total Return (%)	2.48	b	7.15	6.24	7.70	4.60	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5		7	6	7	8
Ratio of expenses before expense reductions (%)	1.03		1.01	.99	.92	1.00
Ratio of expenses after expense reductions (%)	1.01		1.01	.99	.92	1.00
Ratio of net investment income (%)	2.29		3.34	3.51	3.81	4.24
Portfolio turnover rate (%)	796		673	423	390	543
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Government & Agency Securities VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments. The Fund had no securities on loan at December 31, 2012.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts, investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2012, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$5,048,906
Undistributed net long-term capital gains	$2,959,762
Unrealized appreciation (depreciation) on investments	$5,940,919

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2012	2011
Distributions from ordinary income*	$6,020,886	$7,717,287
Distributions from long-term capital gains	$2,701,692	$1,312,800

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended December 31, 2012, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

For the year ended December 31, 2012, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $40,700,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended December 31, 2012, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

For the year ended December 31, 2012, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to $6,900,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended December 31, 2012, the Fund entered into options on interest rate futures and on interest rate swap contracts in order to hedge portfolio assets against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. For exchange-traded contracts, the counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of December 31, 2012 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2012, the investment in written option contracts had a total value generally indicative of a range from approximately $16,000 to $825,000, and purchased option contracts had a total value generally indicative of a range from $30,000 to approximately $723,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2012, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2012, is included in a table following the Fund's Investment Portfolio. For the period ended December 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $13,959,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $19,355,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$575,231	$76,212	$10,956	$662,399

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(589,986)	$(419,127)	$(32,794)	$(1,041,907)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value and unrealized depreciation on swap contracts

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(28,874)	$43,073	$(1,010,173)	$283,245	$(712,729)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(277,971)	$317,597	$(186,231)	$(39,588)	$(186,193)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) from investments (includes purchased options), written options, swap contracts and futures, respectively

C. Purchases and Sales of Securities

During the year ended December 31, 2012, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $1,267,339,916 and $1,256,964,308, respectively. Purchases and sales of U.S. Treasury securities aggregated $25,391,144 and $31,560,066, respectively.

For the year ended December 31, 2012, transactions for written options on futures and interest rate swap contracts were as follows:
	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	200	$24,915
Options written	25,600,200	954,155
Options closed	(170)	(37,907)
Options expired	(200)	(24,915)
Outstanding, end of period	25,600,030	$916,248

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.450%
Next $750 million	.430%
Next $1.5 billion	.410%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Next $2.5 billion	.340%
Over $12.5 billion	.320%

For the period from January 1, 2012 through April 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class A at 0.66%.

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of Class B at 0.99%.

Accordingly, for the year ended December 31, 2012, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $26,306, and the amount charged aggregated $586,594, which was equivalent to an annual effective rate of 0.43% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $136,200, of which $10,751 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2012, the amounts charged to the Fund by DISC were as follows:
	Total Aggregated	Amount Waived	Unpaid at December 31, 2012
Class A	$272	$272	$—
Class B	70	—	18
	$342	$272	$18

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2012, the Distribution Service Fee aggregated $14,711, of which $1,241 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,759, of which $5,485 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Ownership of the Fund

At December 31, 2012, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 42%, 34% and 17%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 94%.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2012.

G. Payment by Affiliate

The Advisor has agreed to fully reimburse the Fund $5,821 to compensate for a breach of the Fund's procedures. The amount of the loss to be reimbursed is less than 0.01% of the Fund's average net assets, thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Government & Agency Securities VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Government & Agency Securities VIP (the "Fund"), one of the funds constituting DWS Variable Series II, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Government & Agency Securities VIP (one of the funds constituting DWS Variable Series II) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2013

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/12	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,013.60	$1,011.20
Expenses Paid per $1,000*	$3.34	$5.16
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/12	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,021.82	$1,020.01
Expenses Paid per $1,000*	$3.35	$5.18

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Government & Agency Securities VIP	.66%	1.02%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

The Fund paid distributions of $0.25 per share from net long-term capital gains during its year ended December 31, 2012, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $3,269,000 as capital gain dividends for its year ended December 31, 2012, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Government & Agency Securities VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 1st quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003-present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012-present); Director, CardioNet, Inc.2 (health care) (2009-present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2GAS-2 (R-025831-2 2/13)

DECEMBER 31, 2012

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS High Income VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
7 Investment Portfolio
21 Statement of Assets and Liabilities
22 Statement of Operations
23 Statement of Changes in Net Assets
24 Financial Highlights
25 Notes to Financial Statements
31 Report of Independent Registered Public Accounting Firm
32 Information About Your Fund's Expenses
33 Tax Information
34 Proxy Voting
35 Investment Management Agreement Approval
38 Summary of Management Fee Evaluation by Independent Fee Consultant
40 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 are 0.72% and 0.99% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in DWS High Income VIP

The Credit Suisse High Yield Index tracks the performance of the global high-yield debt market.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,491	$13,603	$14,484	$23,510
	Average annual total return	14.91%	10.80%	7.69%	8.92%
Credit Suisse High Yield Index	Growth of $10,000	$11,471	$13,843	$15,761	$26,520
	Average annual total return	14.71%	11.45%	9.53%	10.24%
DWS High Income VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$11,470	$13,499	$14,302	$22,782
	Average annual total return	14.70%	10.52%	7.42%	8.58%
Credit Suisse High Yield Index	Growth of $10,000	$11,471	$13,843	$15,761	$26,520
	Average annual total return	14.71%	11.45%	9.53%	10.24%

The growth of $10,000 is cumulative.

Management Summary December 31, 2012 (Unaudited)

The Class A shares of the DWS High Income VIP rose 14.91% (unadjusted for contract charges) during 2012, outperforming the 14.71% of the benchmark, Credit Suisse High Yield Index.1

Despite the headwinds represented by slowing global growth, the Credit Suisse High Yield Index exceeded the 5.16% return of the investment-grade bond market, as measured by the Barclays U.S. Aggregate Bond Index.2 High-yield bonds continued to benefit from strong investor demand at a time of extremely depressed yields on government bonds and other low-risk investments. Investors were encouraged by the improving fundamentals of the high-yield asset class, as seen in a default rate that remains very low by historical measures. High-yield companies also exhibited rising cash balances, reduced leverage and the ability to refinance existing debt at more attractive rates.

Favorable security selection was the most important factor driving the Fund's relative performance during the past year, as we were helped by our positions in Energy Future Holdings Corp. and Cricket Communications, Inc. Performance detractors included our overweight in bonds issued by Essar Steel Algoma, Inc. and an underweight in the junior, higher-risk bonds of First Data Corp.3

We maintain a cautiously optimistic outlook on high-yield bonds. At the end of December, the yield advantage — or "spread" — of high-yield bonds relative to comparable Treasuries was 5.54 percentage points, 1.75 percentage points lower than it was one year ago. At this level, the yield spread is not meaningfully below its long-run average, and it continues to price in a higher default rate than we expect to materialize over the near term.4 We believe that yield spreads continue to look reasonably attractive relative to global growth risks and the risks of contagion out of Europe, especially in light of the broader environment of low bond yields.

Global central banks continue to provide liquidity, though not without some market volatility given the ongoing European debt problems, slow global growth and another U.S. debt ceiling debate. In this context, we remain true to our rigorous bottom-up credit research and security selection processes given that individual defaults are likely to have an amplified impact on performance.

Our investment process remains focused on total return analysis, broad diversification among countries, sectors, industries, individual issuers, and maturities as well as on using credit research to identify the most compelling investment opportunities for the portfolio.

Gary Russell, CFA

Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Credit Suisse High Yield Index tracks the performance of the global high-yield debt market.

2 The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

3 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means it holds a lower weighting.

4 "Spread" refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/12	12/31/11

Corporate Bonds	86%	90%
Cash Equivalents	11%	8%
Convertible Bonds	1%	—
Preferred Securities	1%	0%
Preferred Stocks	1%	—
Loan Participations and Assignments	0%	1%
Government & Agency Obligations	—	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Government & Agency Obligations, Cash Equivalents and Securities Lending Collateral)	12/31/12	12/31/11

Consumer Discretionary	23%	22%
Financials	16%	15%
Telecommunication Services	14%	14%
Energy	12%	12%
Materials	10%	12%
Industrials	9%	10%
Health Care	5%	3%
Information Technology	5%	5%
Consumer Staples	3%	4%
Utilities	3%	3%
	100%	100%

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/12	12/31/11

AAA	—	1%
BBB	2%	3%
BB	29%	32%
B	57%	52%
CCC	10%	11%
CC	1%	—
Not Rated	1%	1%
	100%	100%

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2012
		Principal Amount ($)(a)	Value ($)

Corporate Bonds 84.8%
Consumer Discretionary 19.5%
313 Group, Inc., 144A, 6.375%, 12/1/2019		205,000	203,206
AMC Entertainment, Inc., 8.75%, 6/1/2019		765,000	847,237
AMC Networks, Inc., 7.75%, 7/15/2021		80,000	91,600
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		590,000	609,175
8.375%, 11/15/2020		460,000	510,600
Avis Budget Car Rental LLC:
8.25%, 1/15/2019		535,000	591,175
9.625%, 3/15/2018		260,000	289,900
Block Communications, Inc., 144A, 7.25%, 2/1/2020		375,000	398,437
Cablevision Systems Corp.:
7.75%, 4/15/2018		35,000	38,938
8.0%, 4/15/2020		65,000	73,206
Caesar's Entertainment Operating Co., Inc.:
8.5%, 2/15/2020		760,000	754,300
10.0%, 12/15/2018		450,000	298,125
11.25%, 6/1/2017		715,000	765,944
Carlson Wagonlit BV, 144A, 6.875%, 6/15/2019		215,000	226,825
CCO Holdings LLC:
5.25%, 9/30/2022		1,405,000	1,422,562
6.5%, 4/30/2021		1,155,000	1,245,956
6.625%, 1/31/2022		450,000	491,625
7.0%, 1/15/2019		120,000	129,450
7.25%, 10/30/2017 (b)		520,000	566,800
7.375%, 6/1/2020		50,000	55,500
7.875%, 4/30/2018		225,000	242,156
8.125%, 4/30/2020 (b)		150,000	168,000
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		230,000	229,425
Cequel Communications Holdings I LLC, 144A, 6.375%, 9/15/2020		1,215,000	1,265,119
Chester Downs & Marina LLC, 144A, 9.25%, 2/1/2020		145,000	142,463
Clear Channel Worldwide Holdings, Inc.:
Series A, 144A, 6.5%, 11/15/2022		135,000	138,713
Series B, 144A, 6.5%, 11/15/2022		365,000	378,687
Series A, 7.625%, 3/15/2020		110,000	109,725
Series B, 7.625%, 3/15/2020		1,115,000	1,123,362
CSC Holdings LLC, 144A, 6.75%, 11/15/2021		1,400,000	1,552,250
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019 (b)		250,000	245,625
DineEquity, Inc., 9.5%, 10/30/2018 (b)		385,000	437,456
DISH DBS Corp.:
6.75%, 6/1/2021		50,000	57,000
7.125%, 2/1/2016		465,000	520,800
7.875%, 9/1/2019		270,000	319,950
		Principal Amount ($)(a)	Value ($)

Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		490,000	306
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020		405,000	414,112
Harron Communications LP, 144A, 9.125%, 4/1/2020		270,000	295,650
Hertz Corp.:
6.75%, 4/15/2019		90,000	98,213
144A, 6.75%, 4/15/2019		215,000	234,619
7.5%, 10/15/2018		905,000	1,000,025
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		230,000	232,013
Lear Corp., 8.125%, 3/15/2020		207,000	233,393
Libbey Glass, Inc., 6.875%, 5/15/2020		130,000	139,750
Lions Gate Entertainment, Inc., 144A, 10.25%, 11/1/2016		540,000	597,375
Mediacom Broadband LLC, 144A, 6.375%, 4/1/2023		425,000	432,437
Mediacom LLC:
7.25%, 2/15/2022		110,000	118,250
9.125%, 8/15/2019		560,000	620,200
MGM Resorts International:
6.625%, 12/15/2021		590,000	590,000
144A, 6.75%, 10/1/2020		170,000	173,613
7.5%, 6/1/2016		205,000	219,863
7.625%, 1/15/2017		560,000	599,200
144A, 8.625%, 2/1/2019 (b)		840,000	936,600
10.0%, 11/1/2016		225,000	260,438
National CineMedia LLC, 6.0%, 4/15/2022		200,000	212,000
Norcraft Companies LP, 10.5%, 12/15/2015		1,260,000	1,269,450
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		435,000	457,837
Penske Automotive Group, Inc., 144A, 5.75%, 10/1/2022		300,000	309,000
Petco Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		315,000	349,650
Petco Holdings, Inc., 144A, 8.5%, 10/15/2017 (PIK) (b)		115,000	118,163
Quebecor Media, Inc., 144A, 5.75%, 1/15/2023		205,000	216,019
Regal Entertainment Group, 9.125%, 8/15/2018 (b)		180,000	200,700
Royal Caribbean Cruises Ltd., 5.25%, 11/15/2022		155,000	163,913
Sabre Holdings Corp., 8.35%, 3/15/2016		305,000	324,825
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		200,000	216,250
144A, 7.804%, 10/1/2020		380,000	390,412
Sonic Automotive, Inc.:
144A, 7.0%, 7/15/2022		95,000	104,025
Series B, 9.0%, 3/15/2018		565,000	620,087
Sotheby's, 144A, 5.25%, 10/1/2022		200,000	202,000
		Principal Amount ($)(a)	Value ($)

Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016 (b)		200,000	204,500
Travelport LLC:
4.936%**, 9/1/2014		390,000	305,175
9.0%, 3/1/2016 (b)		75,000	58,125
UCI International, Inc., 8.625%, 2/15/2019		310,000	307,287
Unitymedia Hessen GmbH & Co., KG:
144A, 5.5%, 1/15/2023		745,000	769,212
144A, 7.5%, 3/15/2019		435,000	478,500
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	550,000	812,727
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		60,000	62,400
144A, 7.875%, 11/1/2020		140,000	151,550
UPC Holding BV:
144A, 8.375%, 8/15/2020	EUR	480,000	710,873
144A, 9.75%, 4/15/2018	EUR	425,000	599,687
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		205,000	221,400
Visant Corp., 10.0%, 10/1/2017		460,000	412,850
Visteon Corp., 6.75%, 4/15/2019 (b)		391,000	416,415
Yonkers Racing Corp., 144A, 11.375%, 7/15/2016		335,000	361,800
			34,764,181
Consumer Staples 2.6%
Del Monte Corp., 7.625%, 2/15/2019		410,000	427,425
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		130,000	135,200
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		810,000	860,625
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020		160,000	169,600
NBTY, Inc., 9.0%, 10/1/2018		190,000	214,700
Pilgrim's Pride Corp., 7.875%, 12/15/2018		290,000	293,987
Smithfield Foods, Inc.:
6.625%, 8/15/2022		240,000	265,200
7.75%, 7/1/2017		1,180,000	1,374,700
Tops Holding Corp.:
144A, 8.875%, 12/15/2017		100,000	103,750
10.125%, 10/15/2015		330,000	348,150
TreeHouse Foods, Inc., 7.75%, 3/1/2018		125,000	135,625
U.S. Foods, Inc., 144A, 8.5%, 6/30/2019		400,000	408,000
			4,736,962
Energy 10.9%
Access Midstream Partners LP:
4.875%, 5/15/2023		270,000	274,050
6.125%, 7/15/2022		325,000	350,187
Arch Coal, Inc., 7.25%, 10/1/2020 (b)		110,000	102,025
Berry Petroleum Co., 6.75%, 11/1/2020		335,000	360,125
BreitBurn Energy Partners LP:
144A, 7.875%, 4/15/2022		205,000	212,687
8.625%, 10/15/2020		225,000	245,250
Chaparral Energy, Inc., 144A, 7.625%, 11/15/2022		235,000	244,400
		Principal Amount ($)(a)	Value ($)

Chesapeake Oilfield Operating LLC, 144A, 6.625%, 11/15/2019		150,000	141,375
Cloud Peak Energy Resources LLC:
8.25%, 12/15/2017		145,000	155,150
8.5%, 12/15/2019		75,000	82,313
Continental Resources, Inc.:
5.0%, 9/15/2022		180,000	193,950
7.125%, 4/1/2021		175,000	197,750
7.375%, 10/1/2020		195,000	220,350
8.25%, 10/1/2019		105,000	117,600
Crestwood Midstream Partners LP, 7.75%, 4/1/2019		610,000	632,875
Crosstex Energy LP:
144A, 7.125%, 6/1/2022		105,000	109,463
8.875%, 2/15/2018		365,000	394,200
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		420,000	445,200
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019		535,000	545,700
EP Energy LLC:
6.875%, 5/1/2019		330,000	358,050
7.75%, 9/1/2022		175,000	185,500
9.375%, 5/1/2020		150,000	169,125
EPE Holdings LLC, 144A, 8.125%, 12/15/2017 (PIK)		475,000	470,844
EV Energy Partners LP, 8.0%, 4/15/2019		835,000	886,144
Frontier Oil Corp., 6.875%, 11/15/2018		315,000	338,625
Global Geophysical Services, Inc., 10.5%, 5/1/2017		775,000	689,750
Halcon Resources Corp., 144A, 9.75%, 7/15/2020		280,000	302,400
Holly Energy Partners LP:
144A, 6.5%, 3/1/2020		105,000	112,350
8.25%, 3/15/2018		330,000	358,875
Linn Energy LLC:
144A, 6.25%, 11/1/2019		595,000	597,975
6.5%, 5/15/2019		115,000	116,150
MarkWest Energy Partners LP, 5.5%, 2/15/2023		255,000	276,675
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		510,000	531,675
144A, 6.5%, 3/15/2021		235,000	247,337
Midstates Petroleum Co., Inc., 144A, 10.75%, 10/1/2020		230,000	244,375
Murray Energy Corp., 144A, 10.25%, 10/15/2015		170,000	164,900
Newfield Exploration Co., 7.125%, 5/15/2018		270,000	284,850
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		545,000	555,900
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		175,000	185,938
7.25%, 2/1/2019		665,000	714,875
Offshore Group Investment Ltd.:
144A, 7.5%, 11/1/2019 (b)		580,000	585,800
11.5%, 8/1/2015		158,000	172,220
Plains Exploration & Production Co.:
6.125%, 6/15/2019		215,000	234,350
6.75%, 2/1/2022		525,000	589,312
6.875%, 2/15/2023		510,000	582,675
7.625%, 6/1/2018		320,000	336,800
		Principal Amount ($)(a)	Value ($)

SandRidge Energy, Inc., 7.5%, 3/15/2021		125,000	133,750
SESI LLC, 6.375%, 5/1/2019		235,000	251,450
Shelf Drilling Holdings Ltd., 144A, 8.625%, 11/1/2018 (b)		290,000	297,250
Swift Energy Co.:
7.875%, 3/1/2022		435,000	454,575
144A, 7.875%, 3/1/2022		255,000	266,475
Tesoro Corp.:
4.25%, 10/1/2017		215,000	222,525
5.375%, 10/1/2022		150,000	159,750
Venoco, Inc., 8.875%, 2/15/2019		590,000	553,125
WPX Energy, Inc.:
5.25%, 1/15/2017		960,000	1,017,600
6.0%, 1/15/2022		705,000	759,637
			19,434,257
Financials 13.2%
Abengoa Finance SAU, 144A, 8.875%, 11/1/2017		470,000	441,800
AerCap Aviation Solutions BV, 6.375%, 5/30/2017 (b)		470,000	493,500
Ally Financial, Inc.:
5.5%, 2/15/2017		385,000	411,859
8.0%, 3/15/2020		340,000	416,500
8.0%, 11/1/2031		340,000	430,525
Alphabet Holding Co., Inc., 144A, 7.75%, 11/1/2017 (PIK)		205,000	211,150
Altice Financing SA, 144A, 7.875%, 12/15/2019		235,000	248,513
Altice Finco SA, 144A, 9.875%, 12/15/2020		235,000	253,213
AmeriGas Finance LLC:
6.75%, 5/20/2020		110,000	120,725
7.0%, 5/20/2022		110,000	122,375
Antero Resources Finance Corp.:
7.25%, 8/1/2019		285,000	310,650
9.375%, 12/1/2017		390,000	428,025
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/17/2016		484,800	511,464
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK)		410,000	410,000
Caesar's Operating Escrow LLC, 144A, 9.0%, 2/15/2020		245,000	245,000
CIT Group, Inc.:
5.0%, 5/15/2017		385,000	408,100
5.25%, 3/15/2018		540,000	577,800
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		435,000	475,237
E*TRADE Financial Corp.:
6.375%, 11/15/2019		585,000	599,625
6.75%, 6/1/2016		710,000	747,275
Fresenius Medical Care U.S. Finance II, Inc.:
144A, 5.625%, 7/31/2019		220,000	236,225
144A, 5.875%, 1/31/2022		195,000	211,575
Fresenius U.S. Finance II, Inc., 144A, 9.0%, 7/15/2015		420,000	484,050
Hellas Telecommunications Finance SCA, 144A, 8.21%**, 7/15/2015 (PIK)*	EUR	322,107	0
		Principal Amount ($)(a)	Value ($)

Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		95,000	96,663
8.875%, 2/1/2018		1,790,000	1,839,225
International Lease Finance Corp.:
Series R, 5.65%, 6/1/2014		340,000	353,811
5.75%, 5/15/2016		105,000	110,679
6.25%, 5/15/2019		320,000	340,800
8.625%, 9/15/2015		235,000	264,081
8.625%, 1/15/2022 (b)		310,000	382,850
8.75%, 3/15/2017		370,000	427,350
JBS Finance II Ltd., 144A, 8.25%, 1/29/2018		255,000	270,300
Level 3 Financing, Inc.:
144A, 7.0%, 6/1/2020		750,000	783,750
8.125%, 7/1/2019		670,000	730,300
8.625%, 7/15/2020 (b)		510,000	566,100
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		185,000	194,250
(REIT), 6.875%, 5/1/2021		295,000	320,075
National Money Mart Co., 10.375%, 12/15/2016		790,000	872,950
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020		160,000	167,600
144A, 5.875%, 3/15/2022		265,000	280,900
Nielsen Finance LLC, 144A, 4.5%, 10/1/2020		150,000	149,250
NII Capital Corp., 7.625%, 4/1/2021		395,000	299,213
Pinnacle Foods Finance LLC:
8.25%, 9/1/2017		425,000	452,625
9.25%, 4/1/2015		261,000	264,915
Reynolds Group Issuer, Inc.:
144A, 5.75%, 10/15/2020		405,000	418,162
6.875%, 2/15/2021		540,000	581,850
7.125%, 4/15/2019		415,000	446,125
8.25%, 2/15/2021		225,000	228,375
8.5%, 5/15/2018		455,000	466,375
9.875%, 8/15/2019		125,000	133,750
Schaeffler Finance BV:
144A, 7.75%, 2/15/2017		420,000	466,200
144A, 8.5%, 2/15/2019		200,000	226,000
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020		230,000	230,000
Sky Growth Acquisition Corp., 144A, 7.375%, 10/15/2020		175,000	174,125
Telenet Finance V Luxembourg SCA:
144A, 6.25%, 8/15/2022	EUR	235,000	331,281
144A, 6.75%, 8/15/2024	EUR	235,000	331,902
Tronox Finance LLC, 144A, 6.375%, 8/15/2020		255,000	257,550
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		185,000	198,181
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		230,000	253,000
Virgin Media Finance PLC, 4.875%, 2/15/2022		260,000	265,850
Wind Acquisition Finance SA, 144A, 7.25%, 2/15/2018		410,000	415,125
WMG Acquisition Corp., 144A, 6.0%, 1/15/2021		100,000	105,500
			23,492,224
		Principal Amount ($)(a)	Value ($)

Health Care 4.7%
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		500,000	530,000
Biomet, Inc.:
144A, 6.5%, 8/1/2020		355,000	377,187
144A, 6.5%, 10/1/2020		100,000	99,375
Community Health Systems, Inc.:
5.125%, 8/15/2018		1,155,000	1,204,087
7.125%, 7/15/2020		635,000	677,862
HCA, Inc.:
5.875%, 3/15/2022		275,000	299,063
6.5%, 2/15/2020		890,000	1,001,250
7.5%, 2/15/2022		605,000	692,725
Hologic, Inc., 144A, 6.25%, 8/1/2020		200,000	215,500
IMS Health, Inc., 144A, 6.0%, 11/1/2020		250,000	261,875
Mylan, Inc., 144A, 7.875%, 7/15/2020		185,000	218,626
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		315,000	345,713
STHI Holding Corp., 144A, 8.0%, 3/15/2018		345,000	373,463
Tenet Healthcare Corp., 6.25%, 11/1/2018		1,470,000	1,613,325
Warner Chilcott Co., LLC, 7.75%, 9/15/2018		420,000	447,300
			8,357,351
Industrials 7.6%
Accuride Corp., 9.5%, 8/1/2018		465,000	448,725
Aguila 3 SA, 144A, 7.875%, 1/31/2018		480,000	508,800
Air Lease Corp., 5.625%, 4/1/2017 (b)		445,000	471,700
Armored Autogroup, Inc., 9.25%, 11/1/2018		610,000	516,975
BakerCorp International, Inc., 8.25%, 6/1/2019		335,000	335,000
BE Aerospace, Inc., 6.875%, 10/1/2020		180,000	200,250
Belden, Inc., 144A, 5.5%, 9/1/2022		355,000	364,763
Bombardier, Inc., 144A, 5.75%, 3/15/2022 (b)		430,000	441,825
Briggs & Stratton Corp., 6.875%, 12/15/2020		160,000	181,000
Casella Waste Systems, Inc., 7.75%, 2/15/2019		415,000	394,250
CHC Helicopter SA, 9.25%, 10/15/2020		540,000	568,350
Clean Harbors, Inc., 144A, 5.125%, 6/1/2021		240,000	248,400
Ducommun, Inc., 9.75%, 7/15/2018		305,000	327,875
DynCorp International, Inc., 10.375%, 7/1/2017		490,000	448,350
Florida East Coast Railway Corp., 8.125%, 2/1/2017		225,000	238,500
FTI Consulting, Inc., 144A, 6.0%, 11/15/2022		205,000	212,175
Garda World Security Corp., 144A, 9.75%, 3/15/2017		375,000	392,813
		Principal Amount ($)(a)	Value ($)

Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018		280,000	304,500
7.125%, 3/15/2021 (b)		60,000	65,250
Interline Brands, Inc., 7.5%, 11/15/2018		295,000	318,600
Iron Mountain, Inc., 5.75%, 8/15/2024		355,000	359,438
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		410,000	418,200
Meritor, Inc., 8.125%, 9/15/2015 (b)		410,000	431,525
Navios Maritime Holdings, Inc.:
8.125%, 2/15/2019 (b)		760,000	661,200
8.875%, 11/1/2017		210,000	209,475
Navios South American Logistics, Inc., 9.25%, 4/15/2019		295,000	289,469
Nortek, Inc., 8.5%, 4/15/2021		440,000	488,400
Ply Gem Industries, Inc., 144A, 9.375%, 4/15/2017		170,000	181,050
Sitel LLC, 11.5%, 4/1/2018		565,000	398,325
Spirit AeroSystems, Inc.:
6.75%, 12/15/2020		205,000	219,350
7.5%, 10/1/2017		215,000	230,050
Titan International, Inc., 7.875%, 10/1/2017		525,000	557,812
United Rentals North America, Inc.:
144A, 5.75%, 7/15/2018		365,000	393,287
6.125%, 6/15/2023		25,000	26,375
144A, 7.375%, 5/15/2020		595,000	653,012
144A, 7.625%, 4/15/2022		595,000	664,912
Welltec AS, 144A, 8.0%, 2/1/2019		400,000	424,000
			13,593,981
Information Technology 4.2%
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		255,000	258,825
Avaya, Inc., 144A, 7.0%, 4/1/2019		830,000	776,050
CDW LLC, 8.5%, 4/1/2019		1,180,000	1,277,350
CommScope, Inc., 144A, 8.25%, 1/15/2019		485,000	531,075
CyrusOne LP, 144A, 6.375%, 11/15/2022		105,000	109,463
eAccess Ltd., 144A, 8.25%, 4/1/2018		335,000	375,200
Equinix, Inc.:
7.0%, 7/15/2021		215,000	238,650
8.125%, 3/1/2018		120,000	132,300
First Data Corp.:
144A, 6.75%, 11/1/2020		940,000	949,400
144A, 7.375%, 6/15/2019		250,000	258,750
144A, 8.875%, 8/15/2020		495,000	539,550
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		990,000	1,081,575
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		225,000	248,062
7.625%, 6/15/2021		230,000	261,625
IAC/InterActiveCorp., 144A, 4.75%, 12/15/2022		215,000	213,925
		Principal Amount ($)(a)	Value ($)

SunGard Data Systems, Inc., 144A, 6.625%, 11/1/2019		255,000	260,737
			7,512,537
Materials 7.2%
APERAM:
144A, 7.375%, 4/1/2016		215,000	200,488
144A, 7.75%, 4/1/2018		260,000	228,800
Berry Plastics Corp.:
9.5%, 5/15/2018		390,000	429,000
9.75%, 1/15/2021 (b)		460,000	530,150
Clearwater Paper Corp., 7.125%, 11/1/2018		390,000	425,100
Continental Rubber of America Corp., 144A, 4.5%, 9/15/2019		160,000	163,743
Crown Americas LLC, 6.25%, 2/1/2021		50,000	54,813
Essar Steel Algoma, Inc.:
144A, 9.375%, 3/15/2015		1,410,000	1,276,050
144A, 9.875%, 6/15/2015		195,000	133,575
Exopack Holding Corp., 10.0%, 6/1/2018		230,000	208,150
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017		315,000	321,300
144A, 6.875%, 4/1/2022		225,000	230,062
144A, 7.0%, 11/1/2015		360,000	378,000
144A, 8.25%, 11/1/2019		270,000	287,550
Huntsman International LLC:
144A, 4.875%, 11/15/2020		230,000	232,587
8.625%, 3/15/2020		330,000	373,725
8.625%, 3/15/2021		335,000	382,737
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		310,000	302,250
Ineos Finance PLC, 144A, 7.5%, 5/1/2020		155,000	162,363
Inmet Mining Corp.:
144A, 7.5%, 6/1/2021		610,000	632,875
144A, 8.75%, 6/1/2020		190,000	207,575
JMC Steel Group, 144A, 8.25%, 3/15/2018		350,000	365,750
Kaiser Aluminum Corp., 8.25%, 6/1/2020		260,000	283,400
Koppers, Inc., 7.875%, 12/1/2019		440,000	484,000
LyondellBasell Industries NV, 5.0%, 4/15/2019		320,000	353,600
Molycorp, Inc., 144A, 10.0%, 6/1/2020		410,000	381,300
Momentive Performance Materials, Inc.:
144A, 8.875%, 10/15/2020 (b)		285,000	287,850
9.5%, 1/15/2021	EUR	385,000	370,972
Novelis, Inc., 8.375%, 12/15/2017		85,000	93,713
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	130,000	194,759
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		535,000	559,075
Polymer Group, Inc., 7.75%, 2/1/2019		300,000	321,750
Rain CII Carbon LLC:
144A, 8.0%, 12/1/2018		270,000	274,725
144A, 8.25%, 1/15/2021		200,000	204,500
		Principal Amount ($)(a)	Value ($)

Sealed Air Corp.:
144A, 8.125%, 9/15/2019		150,000	168,750
144A, 8.375%, 9/15/2021		150,000	171,375
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		940,000	958,800
Wolverine Tube, Inc., 6.0%, 6/28/2014 (PIK)		158,940	155,602
			12,790,814
Telecommunication Services 12.5%
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		1,020,000	1,099,050
8.375%, 10/15/2020		1,030,000	1,114,975
8.75%, 3/15/2018		350,000	361,375
CPI International, Inc., 8.0%, 2/15/2018		260,000	253,825
Cricket Communications, Inc., 7.75%, 10/15/2020		1,595,000	1,626,900
Crown Castle International Corp., 144A, 5.25%, 1/15/2023		130,000	139,100
Digicel Group Ltd.:
144A, 8.25%, 9/30/2020		790,000	869,000
144A, 10.5%, 4/15/2018		495,000	544,500
Digicel Ltd.:
144A, 7.0%, 2/15/2020		200,000	214,000
144A, 8.25%, 9/1/2017		1,090,000	1,166,300
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	709,137	281
Frontier Communications Corp.:
7.125%, 1/15/2023 (b)		375,000	397,500
7.875%, 4/15/2015		43,000	48,053
8.25%, 4/15/2017		395,000	456,225
8.5%, 4/15/2020		490,000	563,500
8.75%, 4/15/2022		560,000	649,600
Intelsat Jackson Holdings SA:
7.25%, 10/15/2020		695,000	755,812
7.5%, 4/1/2021 (b)		855,000	942,637
8.5%, 11/1/2019 (b)		580,000	649,600
Intelsat Luxembourg SA:
11.25%, 2/4/2017		1,450,000	1,533,375
11.5%, 2/4/2017 (PIK)		1,785,625	1,897,227
Level 3 Communications, Inc., 144A, 8.875%, 6/1/2019 (b)		55,000	58,575
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		705,000	749,062
7.875%, 9/1/2018		420,000	454,650
Pacnet Ltd., 144A, 9.25%, 11/9/2015		225,000	230,063
SBA Communications Corp., 144A, 5.625%, 10/1/2019		200,000	210,000
Sprint Nextel Corp.:
6.0%, 12/1/2016		2,025,000	2,202,187
9.125%, 3/1/2017		310,000	365,025
Syniverse Holdings, Inc., 9.125%, 1/15/2019		130,000	138,775
tw telecom holdings, Inc., 144A, 5.375%, 10/1/2022		280,000	293,300
Windstream Corp.:
7.0%, 3/15/2019		430,000	439,675
7.5%, 6/1/2022		170,000	180,200
7.5%, 4/1/2023		420,000	442,050
		Principal Amount ($)(a)	Value ($)

7.75%, 10/15/2020		180,000	194,400
7.75%, 10/1/2021		310,000	334,800
7.875%, 11/1/2017		495,000	556,875
8.125%, 9/1/2018 (b)		180,000	196,650
			22,329,122
Utilities 2.4%
AES Corp.:
8.0%, 10/15/2017		415,000	479,325
8.0%, 6/1/2020		525,000	603,750
Calpine Corp.:
144A, 7.5%, 2/15/2021		436,000	481,780
144A, 7.875%, 7/31/2020		306,000	343,485
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		1,110,000	660,450
Energy Future Intermediate Holding Co., LLC:
10.0%, 12/1/2020		125,000	140,938
144A, 11.75%, 3/1/2022		1,100,000	1,221,000
NRG Energy, Inc.:
7.625%, 1/15/2018		200,000	222,000
8.25%, 9/1/2020		65,000	72,800
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015		275,000	79,750
			4,305,278
Total Corporate Bonds (Cost $145,509,565)			151,316,707

Loan Participations and Assignments 0.4%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*		700,000	0
Buffets, Inc., Letter of Credit, First Lien, LIBOR plus 9.25%, 4/22/2015*		80,862	39,781
Caesars Entertainment Operating Co., Term Loan B6, 5.46%, 1/26/2018		234,000	209,513
Chesapeake Energy Corp., Term Loan, 5.75%, 12/1/2017		400,000	401,176
Total Loan Participations and Assignments (Cost $1,400,435)			650,470

Convertible Bonds 1.3%
Consumer Discretionary 0.4%
Group 1 Automotive, Inc., 3.0%, 3/15/2020		375,000	663,281
Industrials 0.1%
Meritor, Inc., Step-down Coupon, 4.625% to 3/1/2016, 0% to 3/1/2026		125,000	116,641
Materials 0.8%
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015 (PIK)		1,297,793	1,538,014
Total Convertible Bonds (Cost $1,756,991)			2,317,936

		Principal Amount ($)(a)	Value ($)

Preferred Securities 0.8%
Financials 0.3%
Citigroup, Inc., Series A, 5.95%, 1/30/2023 (c)		505,000	511,312
Materials 0.5%
Hercules, Inc., 6.5%, 6/30/2029		1,135,000	1,013,578
Total Preferred Securities (Cost $1,256,468)			1,524,890

	Units	Value ($)

Other Investments 0.1%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (d) (Cost $31,000)	31	107,806

	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	661	6,941
Trump Entertainment Resorts, Inc.*	45	0
Vertis Holdings, Inc.*	676	0
		6,941
Industrials 0.0%
Congoleum Corp.*	24,000	0
Materials 0.1%
GEO Specialty Chemicals, Inc.*	24,225	11,022
GEO Specialty Chemicals, Inc. 144A*	2,206	1,004
Wolverine Tube, Inc.*	7,045	127,656
		139,682
Total Common Stocks (Cost $474,190)		146,623

Preferred Stock 0.4%
Financials
Ally Financial, Inc. 144A, 7.0% (Cost $738,837)	810	795,597

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	1,115	189
Materials 0.0%
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	119,802	53,432
Hercules Trust II, Expiration Date 3/31/2029*	1,100	9,606
		63,038
Total Warrants (Cost $244,286)		63,227

Securities Lending Collateral 5.0%
Daily Assets Fund Institutional, 0.20% (e) (f) (Cost $8,880,988)	8,880,988	8,880,988

	Shares	Value ($)

Cash Equivalents 10.4%
Central Cash Management Fund, 0.15% (e) (Cost $18,542,026)	18,542,026	18,542,026

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $178,834,786)†	103.3	184,346,270
Other Assets and Liabilities, Net	(3.3)	(5,943,672)
Net Assets	100.0	178,402,598

The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	700,000	USD	700,000	0
Buffets, Inc.*	LIBOR plus 9.25%	4/22/2015	80,862	USD	78,246	39,781
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	709,137	EUR	965,174	281
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	490,000	USD	490,576	306
Hellas Telecommunications Finance SCA*	8.21%	7/15/2015	322,107	EUR	92,199	0
					2,326,195	40,368

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2012.

† The cost for federal income tax purposes was $178,834,786. At December 31, 2012, net unrealized appreciation for all securities based on tax cost was $5,511,484. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,988,367 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,476,883.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2012 amounted to $8,521,935, which is 4.8% of net assets.

(c) Date shown is call date; not a maturity date for the perpetual preferred securities.

(d) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
AOT Bedding Super Holdings LLC*	June 2010	31,000	107,806	0.06

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REIT: Real Estate Investment Trust

At December 31, 2012, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (g)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (h)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
12/20/2011 3/20/2017	370,000	1	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB-	41,245	13,152	28,093
6/21/2010 9/20/2013	380,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	13,059	4,658	8,401
6/21/2010 9/20/2013	385,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	13,232	(13,475)	26,707
6/21/2010 9/20/2013	525,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	18,043	(15,094)	33,137
6/21/2010 9/20/2013	320,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	10,997	(9,200)	20,197
6/21/2010 9/20/2015	215,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	21,589	(19,350)	40,939
6/21/2010 9/20/2015	105,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	10,544	(8,400)	18,944
6/21/2010 9/20/2015	100,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	10,042	(6,896)	16,938
6/21/2010 9/20/2015	560,000	4	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	56,233	(9,983)	66,216
6/21/2010 9/20/2015	175,000	5	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	17,573	(16,625)	34,198
6/20/2011 9/20/2016	575,000	4	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	70,593	39,538	31,055
3/21/2011 6/20/2016	1,085,000	6	5.0%	Ford Motor Credit Co., LLC, 5.0%, 5/15/2018, BBB-	147,112	90,200	56,912
6/20/2011 9/20/2016	440,000	6	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B	2,220	12,196	(9,976)
9/20/2011 12/20/2016	250,000	6	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B	(739)	(3,874)	3,135
9/20/2011 12/20/2016	165,000	3	5.0%	Forest Oil Corp., 7.25%, 6/15/2019, B	(488)	(2,557)	2,069
6/20/2011 9/20/2015	1,145,000	3	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	99,568	39,635	59,933
3/21/2011 6/20/2016	610,000	5	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	53,189	15,834	37,355
9/20/2012 12/20/2017	8,000,000	1	5.0%	Markit Dow Jones CDX North America High Yield Index	58,388	54,400	3,988
9/20/2012 12/20/2017	3,000,000	5	5.0%	Markit Dow Jones CDX North America High Yield Index	21,896	(12,883)	34,779
9/20/2012 12/20/2017	2,000,000	2	5.0%	Markit Dow Jones CDX North America High Yield Index	14,597	618	13,979
9/20/2012 12/20/2017	485,000	7	5.0%	General Motors Co., 3.3%, 12/20/2017, BB+	44,318	35,820	8,498
Total net unrealized appreciation							535,497

(g) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(h) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 Credit Suisse

2 Citigroup, Inc.

3 The Goldman Sachs & Co.

4 Bank of America

5 JPMorgan Chase Securities, Inc.

6 Barclays Bank PLC

7 UBS AG

At December 31, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	2,524,100	USD	3,344,183	1/30/2013	11,586	Citigroup, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$—	$151,161,105	$155,602	$151,316,707
Loan Participations and Assignments	—	650,470	0	650,470
Convertible Bonds	—	779,922	1,538,014	2,317,936
Preferred Securities	—	1,524,890	—	1,524,890
Other Investments	—	—	107,806	107,806
Common Stocks (i)	—	6,941	139,682	146,623
Preferred Stock	—	795,597	—	795,597
Warrants (i)	—	—	63,227	63,227
Short-Term Investments (i)	27,423,014	—	—	27,423,014
Derivatives (j)
Credit Default Swap Contracts	—	545,473	—	545,473
Forward Foreign Currency Exchange Contracts	—	11,586	—	11,586
Total	$27,423,014	$155,475,984	$2,004,331	$184,903,329
Liabilities
Derivatives (j)
Credit Default Swap Contracts	$—	$(9,976)	$—	$(9,976)
Total	$—	$(9,976)	$—	$(9,976)

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on credit default swap contracts and forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds	Loan Participations and Assignments	Convertible Bonds	Other Investments	Common Stocks	Warrants	Total
Balance as of December 31, 2011	$1,592,953	$0	$1,140,760	$31,000	$177,317	$9,254	$2,951,284
Realized gains (loss)	(1,013,791)	—	—	—	—	—	(1,013,791)
Change in unrealized appreciation (depreciation)	979,420	0	386,676	76,806	(37,635)	53,973	1,459,240
Amortization of premium/accretion of discount	16,714	—	10,578	—	—	—	27,292
Purchases	23,030	—	—	—	—	—	23,030
(Sales)	(1,442,724)	—	—	—	—	—	(1,442,724)
Transfers into Level 3	—	—	—	—	—	—	—
Transfers (out) of Level 3	—	—	—	—	—	—	—
Balance as of December 31, 2012	$155,602	$0	$1,538,014	$107,806	$139,682	$63,227	$2,004,331
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2012	$7,054	$0	$386,676	$76,806	$(37,635)	$53,973	$486,874

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 12/31/12	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Other Investments
Consumer Discretionary	$107,806	Market Approach	Takeover Price	$3,477.60 per share
			Discount for Lack of Marketability	20%
Common Stock
Consumer Discretionary	$0	Market Approach	EV/EBITDA Multiple	5.0
			Discount for Lack of Marketability	10%
Industrials	$0	Asset Valuation	Book Value of Equity	0
Materials	$139,682	Market Approach	EV/EBITDA Multiple	4.5-5.71	(5.63)
			Discount for Lack of Marketability	25%-30%
Warrants
Consumer Discretionary	$189	Broker Quote	Discount for Lack of Marketability	20%
Materials	$9,606	Black Scholes Option Pricing Model	Implied Volatility	32%
			Discount for Lack of Marketability	20%
	$53,432	Market Approach	EV/EBITDA Multiple	4.5
			Discount for Lack of Marketability	30%
Loan Participations & Assignments
Senior Loans	$0	Market Approach	Evaluated by Management	0
Corporate Bonds
Materials	$155,602	Discounted Cash Flow Methodology	Discount Rate	15%
			Discount for Lack of Marketability	10%
Convertible Bonds
Materials	$1,538,014	Convertible Bond Methodology	EV/EBITDA Multiple	4.5
			Discount to Public Comparable	20%
			Discount for Lack of Marketability	10%

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's equity investments include book value of equity with a discount for lack of marketability and enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio with a discount for lack of marketability. A significant change in the EV to EBITDA ratio may result in a significant change in the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund's fixed income investments include the discounted cash flow methodology. A significant change in the discount rate could have a material change on the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement. Generally, there is an inverse relationship between the discount rate and the fair value measurement of a fixed income investment.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $151,411,772) — including $8,521,935 of securities loaned	$156,923,256
Investment in Daily Assets Fund Institutional (cost $8,880,988)*	8,880,988
Investment in Central Cash Management Fund (cost $18,542,026)	18,542,026
Total investments in securities, at value (cost $178,834,786)	184,346,270
Cash	31,768
Foreign currency, at value (cost $17,163)	16,982
Deposit from broker on swap contracts	140,000
Receivable for Fund shares sold	8,386
Interest receivable	2,949,552
Unrealized appreciation on swap contracts	545,473
Unrealized appreciation on forward foreign currency exchange contracts	11,586
Upfront payments paid on swap contracts	306,051
Other assets	2,954
Total assets	188,359,022
Liabilities
Payable upon return of securities loaned	8,880,988
Payable for investments purchased	392,000
Payable upon return of deposit for swap contracts	140,000
Payable for Fund shares redeemed	217,197
Unrealized depreciation on swap contracts	9,976
Upfront payments received on swap contracts	118,337
Accrued management fee	74,356
Accrued Trustees' fees	2,284
Other accrued expenses and payables	121,286
Total liabilities	9,956,424
Net assets, at value	$178,402,598
Net Assets Consist of
Undistributed net investment income	11,701,062
Net unrealized appreciation (depreciation) on: Investments	5,511,484
Swap contracts	535,497
Foreign currency	13,311
Accumulated net realized gain (loss)	(44,346,076)
Paid-in capital	204,987,320
Net assets, at value	$178,402,598
Class A Net Asset Value, offering and redemption price per share ($178,310,540 ÷ 25,717,511 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.93
Class B Net Asset Value, offering and redemption price per share ($92,058 ÷ 13,214 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$6.97

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Interest	$12,682,097
Dividends	22,983
Income distributions — Central Cash Management Fund	15,949
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	51,662
Total income	12,772,691
Expenses: Management fee	862,635
Administration fee	172,527
Distribution service fee (Class B)	228
Services to shareholders	729
Custodian fee	32,221
Audit and tax fees	72,590
Legal fees	13,544
Reports to shareholders	39,970
Trustees' fees and expenses	8,525
Other	41,871
Total expenses before expense reductions	1,244,840
Expense reductions	(4)
Total expenses after expense reductions	1,244,836
Net investment income (loss)	11,527,855
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	1,099,240
Swap contracts	490,658
Foreign currency	(46,648)
1,543,250
Change in net unrealized appreciation (depreciation) on: Investments	10,068,527
Swap contracts	445,527
Foreign currency	(15,931)
10,498,123
Net gain (loss)	12,041,373
Net increase (decrease) in net assets resulting from operations	$23,569,228

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$11,527,855	$13,489,647
Net realized gain (loss)	1,543,250	(3,786,632)
Change in net unrealized appreciation (depreciation)	10,498,123	(2,401,972)
Net increase (decrease) in net assets resulting from operations	23,569,228	7,301,043
Distributions to shareholders from: Net investment income: Class A	(13,517,771)	(16,387,608)
Class B	(7,507)	(11,864)
Total distributions	(13,525,278)	(16,399,472)
Fund share transactions: Class A Proceeds from shares sold	49,009,407	46,414,241
Reinvestment of distributions	13,517,771	16,387,608
Payments for shares redeemed	(63,694,430)	(79,145,753)
Net increase (decrease) in net assets from Class A share transactions	(1,167,252)	(16,343,904)
Class B Proceeds from shares sold	8,301	9,003
Reinvestment of distributions	7,507	11,864
Payments for shares redeemed	(13,053)	(73,315)
Net increase (decrease) in net assets from Class B share transactions	2,755	(52,448)
Increase (decrease) in net assets	8,879,453	(25,494,781)
Net assets at beginning of period	169,523,145	195,017,926
Net assets at end of period (including undistributed net investment income of $11,701,062 and $13,303,364, respectively)	$178,402,598	$169,523,145
Other Information
Class A Shares outstanding at beginning of period	25,818,935	28,235,548
Shares sold	7,431,954	7,106,488
Shares issued to shareholders in reinvestment of distributions	2,118,773	2,479,214
Shares redeemed	(9,652,151)	(12,002,315)
Net increase (decrease) in Class A shares	(101,424)	(2,416,613)
Shares outstanding at end of period	25,717,511	25,818,935
Class B Shares outstanding at beginning of period	12,847	20,802
Shares sold	1,197	1,284
Shares issued to shareholders in reinvestment of distributions	1,168	1,784
Shares redeemed	(1,998)	(11,023)
Net increase (decrease) in Class B shares	367	(7,955)
Shares outstanding at end of period	13,214	12,847

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$6.56	$6.90	$6.55	$5.30	$7.81
Income (loss) from investment operations: Net investment incomea	.45	.51	.52	.51	.57
Net realized and unrealized gain (loss)	.48	(.24)	.36	1.40	(2.29)
Total from investment operations	.93	.27	.88	1.91	(1.72)
Less distributions from: Net investment income	(.56)	(.61)	(.53)	(.66)	(.79)
Net asset value, end of period	$6.93	$6.56	$6.90	$6.55	$5.30
Total Return (%)	14.91	3.84	14.00	39.99	(23.94	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	178	169	195	197	154
Ratio of expenses before expense reductions (%)	.72	.72	.72	.67	.80
Ratio of expenses after expense reductions (%)	.72	.72	.72	.67	.79
Ratio of net investment income (%)	6.68	7.59	7.90	8.81	8.42
Portfolio turnover rate (%)	58	59	93	66	38
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class B	2012		2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$6.59		$6.93	$6.58	$5.31	$7.81
Income (loss) from investment operations: Net investment incomea	.43		.49	.50	.49	.53
Net realized and unrealized gain (loss)	.49		(.24)	.36	1.42	(2.27)
Total from investment operations	.92		.25	.86	1.91	(1.74)
Less distributions from: Net investment income	(.54)		(.59)	(.51)	(.64)	(.76)
Net asset value, end of period	$6.97		$6.59	$6.93	$6.58	$5.31
Total Return (%)	14.70	b	3.57	13.64	39.64	(24.13	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.1		.1	.1	.2	.1
Ratio of expenses before expense reductions (%)	.99		.99	.99	.94	1.25
Ratio of expenses after expense reductions (%)	.99		.99	.99	.94	1.23
Ratio of net investment income (%)	6.42		7.33	7.63	8.54	7.98
Portfolio turnover rate (%)	58		59	93	66	38
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS High Income VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All senior loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $44,347,000, including $39,235,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2014 ($3,844,000), December 31, 2015 ($858,000), December 31, 2016 ($17,301,000) and December 31, 2017 ($17,232,000), the respective expiration dates, whichever occurs first; and approximately $5,112,000 of post-enactment long-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward currency contracts, investments in swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2012, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$12,248,145
Capital loss carryforwards	$(44,347,000)
Unrealized appreciation (depreciation) on investments	$5,511,484

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2012	2011
Distributions from ordinary income*	$13,525,278	$16,399,472

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may enter into credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This is achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the year ended December 31, 2012, the Fund entered into credit default swap contracts to gain exposure to the underlying issuer's credit quality characteristics.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2012, the Fund's investment in credit default swap contracts sold had a total notional value generally indicative of a range from approximately $6,455,000 to $20,890,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2012, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2012, the Fund's investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $3,001,000 to $4,377,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $48,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$545,473	$545,473
Foreign Exchange Contracts (b)	11,586	—	11,586
	$11,586	$545,473	$557,059

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on swap contracts

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivative	Swap Contracts
Credit Contracts (a)	$(9,976)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on swap contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$490,658	$490,658
Foreign Exchange Contracts (b)	48,343	—	48,343
	$48,343	$490,658	$539,001

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$445,527	$445,527
Foreign Exchange Contracts (b)	(21,082)	—	(21,082)
	$(21,082)	$445,527	$424,445

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended December 31, 2012, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $90,211,939 and $96,084,915, respectively. Purchases and sales of U.S. Treasury securities aggregated $1,018,128 and $2,016,517, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.500%
Next $750 million	.470%
Next $1.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.400%
Next $2.5 billion	.380%
Next $2.5 billion	.360%
Over $12.5 billion	.340%

Accordingly, for the year ended December 31, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.50% of the Fund's average daily net assets.

Effective October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.72%
Class B	.97%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $172,527, of which $14,871 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at December 31, 2012
Class A	$261	$—	$66
Class B	20	4	1
	$281	$4	$67

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2012, the Distribution Service Fee aggregated $228, of which $20 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $20,552, of which $6,040 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Security Lending Fees. Effective January 27, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from January 27, 2012 through December 31, 2012, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $5,718.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Ownership of the Fund

At December 31, 2012, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 35%, 29% and 28%. One Participating Insurance Company was the owner of record of 10% or more of the total outstanding Class B shares of the Fund, owning 100%.

G. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2012.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS High Income VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS High Income VIP (the "Fund"), one of the funds constituting DWS Variable Series II, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS High Income VIP (one of the funds constituting DWS Variable Series II) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2013

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/12	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,076.10	$1,075.60
Expenses Paid per $1,000*	$3.76	$5.17
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/12	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,021.52	$1,020.16
Expenses Paid per $1,000*	$3.66	$5.03

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS High Income VIP	.72%	.99%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS High Income VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 3rd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be equal to the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003-present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012-present); Director, CardioNet, Inc.2 (health care) (2009-present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2HI-2 (R-025832-2 2/13)

DECEMBER 31, 2012

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Large Cap Value VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
7 Investment Portfolio
11 Statement of Assets and Liabilities
12 Statement of Operations
13 Statement of Changes in Net Assets
14 Financial Highlights
15 Notes to Financial Statements
19 Report of Independent Registered Public Accounting Firm
20 Information About Your Fund's Expenses
21 Tax Information
22 Proxy Voting
23 Investment Management Agreement Approval
26 Summary of Management Fee Evaluation by Independent Fee Consultant
28 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 are 0.79% and 1.10% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Growth of an Assumed $10,000 Investment in DWS Large Cap Value VIP

The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with less-than-average growth orientation. The Russell 1000® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Large Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,979	$12,153	$9,691	$18,832
	Average annual total return	9.79%	6.72%	-0.63%	6.53%
Russell 1000® Value Index	Growth of $10,000	$11,751	$13,626	$10,299	$20,382
	Average annual total return	17.51%	10.86%	0.59%	7.38%
DWS Large Cap Value VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$10,944	$12,053	$9,534	$18,197
	Average annual total return	9.44%	6.42%	-0.95%	6.17%
Russell 1000® Value Index	Growth of $10,000	$11,751	$13,626	$10,299	$20,382
	Average annual total return	17.51%	10.86%	0.59%	7.38%

The growth of $10,000 is cumulative.

Management Summary December 31, 2012 (Unaudited)

Class A shares of DWS Large Cap Value VIP returned 9.79% (unadjusted for contract charges) in 2012, but underperformed the 17.51% return of the benchmark, the Russell 1000® Value Index.1

Although the Fund delivered a solid total return during the past year, it did not fully participate in the market's upside. One of the most important factors in our shortfall was our underweight position in financials.2 This element of our positioning — which we held due to the sector's questionable fundamentals and exposure to elevated regulatory risk — added quite a bit of value in the 2010 to 2011 period, when financials underperformed the broader market by a wide margin. During the past 12 months, however, financial stocks performed exceptionally well, due in part to the improving housing market and the strengthening economy. We added to the sector throughout the year — and held only a modest below-market weighting at the close of the period — but our average underweight prevented us from gaining the full benefit of the sector's rally.

The Fund was also hurt by its position in the Canadian energy stock Canadian Natural Resources Ltd., which lost ground as the growing U.S. oil supply and lack of pipeline capacity led to reduced demand from the United States, its key export market. The materials sector also proved to be a challenging area due to our position in the gold mining stocks Newmont Mining Corp. and Goldcorp, Inc., both of which lost ground as operational issues and rising costs led them to miss earnings estimates. Our positions in Humana, Inc. and Sonoco Products Co. also detracted from performance.

On the plus side, we added value via our positions in Marathon Petroleum Corp., Fidelity National Financial, Inc. and Nexen, Inc., which was bought out at a premium by the Chinese company CNOOC Ltd.

The Fund underperformed the broader market during 2012, and we are taking steps to rectify this issue in the year ahead. One of the largest factors in our shortfall was our large deviations from the benchmark weightings in certain sectors, such as our underweight in financials. We also had a number of out-of-benchmark positions or substantial overweights that cost us return in 2012. Our solution to these issues is to bring the Fund's sector weightings more closely in line with the benchmark and to trim our positions in securities that aren't represented in the index. We believe this approach will help reduce the risk of substantial underperformance, and it should enable our individual stock selection to have a greater impact on the Fund's return by reducing the potential impact of allocation factors.

We anticipate that these moves will help position the Fund for the positive environment we see emerging in 2013. We expect that investors will gradually return their attention to company fundamentals as political issues recede from the headlines — an environment that could prove favorable for the Fund by providing greater latitude for us to add value via individual stock selection.

Thomas Schuessler, PhD.

Lead Portfolio Manager

Peter Steffen, CFA

Oliver Pfeil, PhD.

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with less-than-average growth orientation. The Russell 1000 Index is an unmanaged, price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/12	12/31/11

Common Stocks	98%	94%
Cash Equivalents	1%	5%
Exchange-Traded Fund	1%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/12	12/31/11

Financials	24%	14%
Energy	17%	15%
Health Care	14%	13%
Industrials	10%	6%
Consumer Discretionary	9%	4%
Consumer Staples	8%	13%
Information Technology	6%	7%
Materials	5%	10%
Utilities	4%	12%
Telecommunication Services	3%	6%
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2012
	Shares	Value ($)

Common Stocks 97.7%
Consumer Discretionary 9.2%
Automobiles 1.7%
Ford Motor Co. (a)	487,478	6,312,840
Diversified Consumer Services 1.3%
H&R Block, Inc.	274,010	5,088,366
Media 3.5%
Comcast Corp. "A"	174,752	6,532,230
Time Warner, Inc.	110,093	5,265,748
Walt Disney Co.	30,853	1,536,171
		13,334,149
Multiline Retail 1.0%
Target Corp.	67,568	3,997,998
Specialty Retail 1.3%
Tiffany & Co. (a)	35,588	2,040,616
TJX Companies, Inc.	66,517	2,823,647
		4,864,263
Textiles, Apparel & Luxury Goods 0.4%
Coach, Inc.	27,240	1,512,092
Consumer Staples 7.4%
Beverages 1.0%
PepsiCo, Inc.	56,337	3,855,141
Food & Staples Retailing 1.7%
CVS Caremark Corp.	130,342	6,302,036
Food Products 1.4%
Kellogg Co.	93,637	5,229,626
Household Products 1.8%
Procter & Gamble Co.	102,430	6,953,973
Tobacco 1.5%
Altria Group, Inc.	120,028	3,771,280
Philip Morris International, Inc.	22,393	1,872,950
		5,644,230
Energy 16.9%
Energy Equipment & Services 4.3%
Cameron International Corp.*	71,242	4,022,323
Halliburton Co. (a)	143,600	4,981,484
Helmerich & Payne, Inc.	55,155	3,089,231
Noble Corp.	128,568	4,476,738
		16,569,776
Oil, Gas & Consumable Fuels 12.6%
Chevron Corp.	100,304	10,846,875
ConocoPhillips	79,517	4,611,191
Exxon Mobil Corp.	152,041	13,159,149
Marathon Oil Corp.	159,855	4,901,154
Occidental Petroleum Corp.	63,922	4,897,064
Peabody Energy Corp.	68,570	1,824,648
Phillips 66	53,272	2,828,743
Suncor Energy, Inc.	146,989	4,847,697
		47,916,521
Financials 23.6%
Capital Markets 2.6%
Ameriprise Financial, Inc.	77,094	4,828,397
The Goldman Sachs Group, Inc.	39,108	4,988,617
		9,817,014
	Shares	Value ($)

Commercial Banks 3.8%
PNC Financial Services Group, Inc.	84,562	4,930,810
U.S. Bancorp.	120,175	3,838,390
Wells Fargo & Co.	165,935	5,671,658
		14,440,858
Consumer Finance 1.4%
Capital One Financial Corp.	91,494	5,300,247
Diversified Financial Services 7.0%
Bank of America Corp.	682,613	7,918,311
Citigroup, Inc.	78,047	3,087,539
JPMorgan Chase & Co.	266,137	11,702,044
The NASDAQ OMX Group, Inc.	161,715	4,044,492
		26,752,386
Insurance 8.8%
Alleghany Corp.*	7,907	2,652,166
Chubb Corp.	60,508	4,557,462
Fidelity National Financial, Inc. "A"	189,683	4,467,035
HCC Insurance Holdings, Inc.	128,720	4,789,671
Lincoln National Corp.	133,324	3,453,092
MetLife, Inc.	161,038	5,304,592
PartnerRe Ltd.	56,751	4,567,888
Prudential Financial, Inc.	71,874	3,833,040
		33,624,946
Health Care 13.6%
Health Care Equipment & Supplies 1.4%
Baxter International, Inc.	58,633	3,908,476
St. Jude Medical, Inc.	42,162	1,523,735
		5,432,211
Health Care Providers & Services 3.1%
Aetna, Inc.	124,152	5,748,237
McKesson Corp.	63,705	6,176,837
		11,925,074
Pharmaceuticals 9.1%
Johnson & Johnson (a)	114,394	8,019,019
Merck & Co., Inc.	159,823	6,543,154
Pfizer, Inc.	430,961	10,808,502
Sanofi (ADR)	119,143	5,644,995
Teva Pharmaceutical Industries Ltd. (ADR)	90,000	3,360,600
		34,376,270
Industrials 9.3%
Aerospace & Defense 2.4%
Raytheon Co.	68,419	3,938,198
United Technologies Corp.	61,516	5,044,927
		8,983,125
Air Freight & Logistics 0.8%
FedEx Corp.	31,457	2,885,236
Industrial Conglomerates 3.5%
General Electric Co.	644,713	13,532,526
Machinery 2.6%
Caterpillar, Inc.	56,613	5,071,392
Stanley Black & Decker, Inc.	63,781	4,717,881
		9,789,273
	Shares	Value ($)

Information Technology 5.7%
Communications Equipment 1.8%
Cisco Systems, Inc.	355,955	6,994,516
Computers & Peripherals 1.2%
EMC Corp.*	185,619	4,696,161
Semiconductors & Semiconductor Equipment 0.5%
Intel Corp. (a)	94,341	1,946,255
Software 2.2%
Microsoft Corp.	199,336	5,328,251
Oracle Corp.	84,273	2,807,976
		8,136,227
Materials 4.9%
Chemicals 2.0%
LyondellBasell Industries NV "A"	28,035	1,600,518
Potash Corp. of Saskatchewan, Inc.	49,109	1,998,245
Praxair, Inc.	37,430	4,096,714
		7,695,477
Containers & Packaging 1.0%
Sonoco Products Co.	129,919	3,862,492
Metals & Mining 1.9%
BHP Billiton Ltd. (ADR) (a)	76,857	6,028,663
Newmont Mining Corp.	20,193	937,763
		6,966,426
Telecommunication Services 3.0%
Diversified Telecommunication Services
AT&T, Inc.	247,470	8,342,214
CenturyLink, Inc. (a)	76,469	2,991,467
		11,333,681
	Shares	Value ($)

Utilities 4.1%
Electric Utilities
American Electric Power Co., Inc.	109,634	4,679,179
Duke Energy Corp.	57,958	3,697,721
FirstEnergy Corp.	84,186	3,515,607
Southern Co.	89,931	3,849,946
		15,742,453
Total Common Stocks (Cost $316,070,553)		371,813,865

Exchange-Traded Fund 1.0%
SPDR Gold Trust* (Cost $3,969,995)	23,405	3,791,844

Securities Lending Collateral 7.5%
Daily Assets Fund Institutional, 0.20% (b) (c) (Cost $28,497,475)	28,497,475	28,497,475

Cash Equivalents 1.3%
Central Cash Management Fund, 0.15% (b) (Cost $5,005,967)	5,005,967	5,005,967

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $353,543,990)†	107.5	409,109,151
Other Assets and Liabilities, Net	(7.5)	(28,579,322)
Net Assets	100.0	380,529,829

* Non-income producing security.

† The cost for federal income tax purposes was $355,558,011. At December 31, 2012, net unrealized appreciation for all securities based on tax cost was $53,551,140. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $60,925,599 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,374,459.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2012 amounted to $28,207,086, which is 7.4% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$371,813,865	$—	$—	$371,813,865
Exchange-Traded Fund	3,791,844	—	—	3,791,844
Short-Term Investments (d)	33,503,442	—	—	33,503,442
Total	$409,109,151	$—	$—	$409,109,151

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $320,040,548) — including $28,207,086 of securities loaned	$375,605,709
Investment in Daily Assets Fund Institutional (cost $28,497,475)*	28,497,475
Investment in Central Cash Management Fund (cost $5,005,967)	5,005,967
Total investments in securities, at value (cost $353,543,990)	409,109,151
Foreign currency, at value (cost $29,619)	31,639
Receivable for Fund shares sold	17,480
Dividends receivable	563,984
Interest receivable	3,830
Foreign taxes recoverable	2,107
Due from Advisor	350
Other assets	5,868
Total assets	409,734,409
Liabilities
Payable upon return of securities loaned	28,497,475
Payable for Fund shares redeemed	378,841
Accrued management fee	208,239
Accrued Trustees' fees	3,887
Other accrued expenses and payables	116,138
Total liabilities	29,204,580
Net assets, at value	$380,529,829
Net Assets Consist of
Undistributed net investment income	7,947,397
Net unrealized appreciation (depreciation) on: Investments	55,565,161
Foreign currency	2,020
Accumulated net realized gain (loss)	(141,067,411)
Paid-in capital	458,082,662
Net assets, at value	$380,529,829
Class A Net Asset Value, offering and redemption price per share ($376,954,595 ÷ 30,284,545 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.45
Class B Net Asset Value, offering and redemption price per share ($3,575,234 ÷ 286,965 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.46

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $50,748)	$11,107,560
Income distributions — Central Cash Management Fund	19,716
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	42,942
Total income	11,170,218
Expenses: Management fee	2,541,292
Administration fee	396,607
Services to shareholders	4,383
Record keeping fees (Class B)	1,824
Distribution service fee (Class B)	8,696
Custodian fee	13,015
Professional fees	66,459
Reports to shareholders	45,058
Trustees' fees and expenses	18,403
Other	14,561
Total expenses before expense reductions	3,110,298
Expense reductions	(27,336)
Total expenses after expense reductions	3,082,962
Net investment income	8,087,256
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	9,766,415
Foreign currency	(79)
9,766,336
Change in net unrealized appreciation (depreciation) on: Investments	19,604,984
Foreign currency	(738)
19,604,246
Net gain (loss)	29,370,582
Net increase (decrease) in net assets resulting from operations	$37,457,838

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$8,087,256	$7,625,478
Net realized gain (loss)	9,766,336	(4,703,481)
Change in net unrealized appreciation (depreciation)	19,604,246	(23,495,585)
Net increase (decrease) in net assets resulting from operations	37,457,838	(20,573,588)
Distributions to shareholders from: Net investment income: Class A	(7,645,527)	(4,120,416)
Class B	(54,663)	(23,046)
Total distributions	(7,700,190)	(4,143,462)
Fund share transactions: Class A Proceeds from shares sold	10,324,918	16,221,346
Net assets acquired in tax-free reorganization (see Note F)	—	273,358,779
Reinvestment of distributions	7,645,527	4,120,416
Payments for shares redeemed	(66,665,475)	(78,529,959)
Net increase (decrease) in net assets from Class A share transactions	(48,695,030)	215,170,582
Class B Proceeds from shares sold	728,624	1,297,157
Net assets acquired in tax-free reorganization (see Note F)	—	1,731,132
Reinvestment of distributions	54,663	23,046
Payments for shares redeemed	(918,486)	(661,197)
Net increase (decrease) in net assets from Class B share transactions	(135,199)	2,390,138
Increase (decrease) in net assets	(19,072,581)	192,843,670
Net assets at beginning of period	399,602,410	206,758,740
Net assets at end of period (including undistributed net investment income of $7,947,397 and $7,574,376, respectively)	$380,529,829	$399,602,410
Other Information
Class A Shares outstanding at beginning of period	34,282,579	17,416,427
Shares sold	851,162	1,390,527
Shares issued in tax-free reorganization	—	21,886,687
Shares issued to shareholders in reinvestment of distributions	631,340	332,559
Shares redeemed	(5,480,536)	(6,743,621)
Net increase (decrease) in Class A shares	(3,998,034)	16,866,152
Shares outstanding at end of period	30,284,545	34,282,579
Class B Shares outstanding at beginning of period	298,416	105,172
Shares sold	59,337	108,601
Shares issued in tax-free reorganization	—	138,157
Shares issued to shareholders in reinvestment of distributions	4,499	1,856
Shares redeemed	(75,287)	(55,370)
Net increase (decrease) in Class B shares	(11,451)	193,244
Shares outstanding at end of period	286,965	298,416

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2012		2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$11.56		$11.80	$10.86	$8.92	$19.21
Income (loss) from investment operations: Net investment income (loss)a	.25		.25	.23	.21	.21
Net realized and unrealized gain (loss)	.87		(.24)	.93	1.97	(5.68)
Total from investment operations	1.12		.01	1.16	2.18	(5.47)
Less distributions from: Net investment income	(.23)		(.25)	(.22)	(.24)	(.34)
Net realized gains	—		—	—	—	(4.48)
Total distributions	(.23)		(.25)	(.22)	(.24)	(4.82)
Net asset value, end of period	$12.45		$11.56	$11.80	$10.86	$8.92
Total Return (%)	9.79	b	(.07)	10.77	25.37	(36.40	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	377		396	206	214	118
Ratio of expenses before expense reductions (%)	.78		.79	.82	.76	.87
Ratio of expenses after expense reductions (%)	.77		.79	.82	.76	.86
Ratio of net investment income (loss) (%)	2.04		2.15	2.13	2.22	1.59
Portfolio turnover rate (%)	63		28	32	76	97
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended December 31,
Class B	2012		2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$11.57		$11.81	$10.86	$8.92	$19.20
Income (loss) from investment operations: Net investment income (loss)a	.21		.22	.20	.19	.12
Net realized and unrealized gain (loss)	.88		(.25)	.93	1.96	(5.64)
Total from investment operations	1.09		(.03)	1.13	2.15	(5.52)
Less distributions from: Net investment income	(.20)		(.21)	(.18)	(.21)	(.28)
Net realized gains	—		—	—	—	(4.48)
Total distributions	(.20)		(.21)	(.18)	(.21)	(4.76)
Net asset value, end of period	$12.46		$11.57	$11.81	$10.86	$8.92
Total Return (%)	9.44	b	(.36)	10.53	24.86	(36.64	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		3	1	1	.29
Ratio of expenses before expense reductions (%)	1.09		1.10	1.11	1.06	1.28
Ratio of expenses after expense reductions (%)	1.08		1.10	1.11	1.06	1.26
Ratio of net investment income (loss) (%)	1.73		1.84	1.84	1.92	1.20
Portfolio turnover rate (%)	63		28	32	76	97
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Large Cap Value VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Multiple Classes of Shares of Beneficial Interest. The Fund offers two classes of shares (Class A shares and Class B shares). Sales of Class B shares are subject to recordkeeping fees up to 0.15% and Rule 12b-1 fees under the 1940 Act equal to an annual rate of 0.25% of the average daily net assets of the Class B shares of the Fund. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class (including the applicable Rule 12b-1 fee and recordkeeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $137,753,000 of pre-enactment losses, including approximately $116,135,000 inherited from its merger with an affiliated fund in previous years, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2015 ($8,454,000), December 31, 2016 ($120,989,000) and December 31, 2017 ($8,310,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Section 382-384 of Internal Revenue Code.

In addition, from November 1, 2012 through December 31, 2012, the Fund elects to defer qualified late year losses of approximately $1,300,000 of net short-term realized capital losses and treat them as arising in the fiscal year ending December 31, 2013.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2012, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$7,947,397
Capital loss carryforwards	$(137,753,000)
Unrealized appreciation (depreciation) on investments	$53,551,140

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2012	2011
Distributions from ordinary income*	$7,700,190	$4,143,462

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended December 31, 2012, purchases and sales of investment transactions (excluding short-term investments) aggregated $241,886,682 and $275,468,565, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.650%
Next $750 million	.625%
Next $1.5 billion	.600%
Next $2.5 billion	.575%
Next $2.5 billion	.550%
Next $2.5 billion	.525%
Next $2.5 billion	.500%
Over $12.5 billion	.475%

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive all or a portion of its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.75%
Class B	1.05%

Accordingly, for the year ended December 31, 2012, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $26,848, and the amount charged aggregated $2,514,444, which was equivalent to an annual effective rate of 0.63% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $396,607, of which $32,308 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$367	$367
Class B	182	121
	$549	$488

Distribution Service Agreement. Under the Fund's Class B 12b-1 plans, DWS Investments Distributors, Inc. ("DIDI") received a fee ("Distribution Service Fee") of 0.25% of average daily net assets of Class B shares. For the year ended December 31, 2012, the Distribution Service Fee aggregated $8,696, of which $741 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $16,910, of which $4,584 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2012, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $4,746.

D. Ownership of the Fund

At December 31, 2012, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 54% and 28%. Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class B shares of the Fund, each owning 64% and 11%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2012.

F. Acquisition of Assets

On April 29, 2011, the Fund acquired all of the net assets of DWS Strategic Value VIP pursuant to a plan of reorganization approved by shareholders on January 12, 2011. The acquisition was accomplished by a tax-free exchange of 31,515,416 Class A shares and 198,385 Class B shares of DWS Strategic Value VIP for 21,886,687 Class A shares and 138,157 Class B shares of the Fund, respectively, outstanding on April 29, 2011. DWS Strategic Value VIP's net assets at that date, $275,089,911, including $20,489,725 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $212,494,328. The combined net assets of the Fund immediately following the acquisition were $487,584,239.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Large Cap Value VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of DWS Large Cap Value VIP (the "Fund"), one of the funds constituting DWS Variable Series II, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Large Cap Value VIP (one of the funds constituting DWS Variable Series II) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2013

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012
Actual Fund Return	Class A	Class B
Beginning Account Value 7/1/12	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,050.60	$1,048.80
Expenses Paid per $1,000*	$3.97	$5.51
Hypothetical 5% Fund Return	Class A	Class B
Beginning Account Value 7/1/12	$1,000.00	$1,000.00
Ending Account Value 12/31/12	$1,021.27	$1,019.76
Expenses Paid per $1,000*	$3.91	$5.43

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series II — DWS Large Cap Value VIP	.77%	1.07%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended December 31, 2012, qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Large Cap Value VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 1st quartile, 3rd quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one- and three-year periods and has outperformed its benchmark in the five-year period ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were equal to the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003-present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012-present); Director, CardioNet, Inc.2 (health care) (2009-present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2LCV-2 (R-025833-2 2/13)

DECEMBER 31, 2012

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Money Market VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
7 Investment Portfolio
12 Statement of Assets and Liabilities
13 Statement of Operations
14 Statement of Changes in Net Assets
15 Financial Highlights
16 Notes to Financial Statements
19 Report of Independent Registered Public Accounting Firm
20 Information About Your Fund's Expenses
21 Tax Information
22 Proxy Voting
23 Investment Management Agreement Approval
26 Summary of Management Fee Evaluation by Independent Fee Consultant
28 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the Fund's $1.00 share price. The credit quality of the Fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund's share price. The Fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in the Fund may have a significant adverse effect on the share price of the Fund. See the prospectus for specific details regarding the Fund's risk profile.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2012 (Unaudited)

DWS Money Market VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns. The yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price.

Fund's Class A Shares Yield	7-day current yield
December 31, 2012	0.01	%*
December 31, 2011	0.01	%*

* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements, the 7-day current yield would have been lower.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the Fund over a 7-day period expressed as an annual percentage rate of the Fund's shares outstanding.

Management Summary December 31, 2012 (Unaudited)

During the 12-month period ended December 31, 2012, Class A shares of the Fund provided a total return of 0.01% (unadjusted for contract charges). (All performance is historical and does not guarantee future results. Yields fluctuate and are not guaranteed.)

Over the Fund's most recent fiscal year ended December 31, 2012, short-term rates were slightly volatile in response to the current state of the European sovereign debt crisis. During the first quarter, efforts by the European Central Bank (ECB) to ensure adequate funding access at low rates for the Continent's major banks reassured investors and led to a rally in global financial markets. In July 2012, the head of the ECB, Mario Draghi, stated that the central bank would do "whatever is needed" to preserve the euro, which further stabilized financial markets. Lastly, in December 2012, the U.S. Federal Reserve Board (the Fed) altered its guidance regarding rate levels, stating that it would maintain short-term interest rates near zero until U.S. unemployment dropped below 6.5%, and as long as inflation levels did not exceed 2.5%.

Over the period, we continued to hold a large percentage of Fund assets in short-maturity instruments for liquidity purposes as well as for high quality and yield. We also maintained a relatively conservative average maturity, with Fund assets broadly diversified among a number of geographical areas for money market investment, such as Canada, Scandinavia, the United States and the United Kingdom. Because we believed that overnight money market yields would begin to decline due to heavy investor demand, we permitted the Fund's weighted average maturity to lengthen somewhat in order to capture additional yield for the portfolio.1

A group of investment professionals is responsible for the day-to-day management of the Fund. These investment professionals have a broad range of experience managing money market funds.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 Weighted average maturity — the average maturity of all the securities that make up a fund portfolio, expressed in days or years.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio)	12/31/12	12/31/11

Commercial Paper	38%	36%
Repurchase Agreements	23%	18%
Short-Term Notes	13%	16%
Certificates of Deposit and Bank Notes	12%	18%
Government & Agency Obligations	10%	12%
Time Deposit	2%	—
Municipal Bonds and Notes	2%	—
	100%	100%

Weighted Average Maturity*	12/31/12	12/31/11

DWS Variable Series II — DWS Money Market VIP	48 days	43 days
First Tier Retail Money Fund Average	43 days	38 days

* The Fund is compared to its respective iMoneyNet Category: First Tier Retail Money Fund Average — Category includes a widely recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include U.S. Treasury, U.S. Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Weighted average maturity, also known as effective maturity, is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2012
	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 12.0%
Australia & New Zealand Banking Group Ltd., 0.255%, 4/23/2013	1,000,000	1,000,016
Banco del Estado de Chile:
0.28%, 2/19/2013	1,000,000	1,000,000
0.28%, 3/7/2013	500,000	499,995
0.3%, 2/8/2013	1,000,000	1,000,000
Bank of China Ltd., 0.41%, 2/15/2013	1,000,000	1,000,013
China Construction Bank Corp.:
0.34%, 2/26/2013	1,200,000	1,200,000
0.35%, 1/2/2013	1,000,000	1,000,000
DnB Bank ASA, 0.23%, 2/4/2013	1,000,000	1,000,000
DZ Bank:
0.22%, 2/8/2013	2,000,000	2,000,000
0.24%, 2/22/2013	2,000,000	2,000,000
0.25%, 3/1/2013	1,000,000	1,000,000
0.26%, 1/18/2013	1,000,000	1,000,000
Mitsubishi UFJ Trust & Banking Corp., 0.26%, 1/11/2013	1,000,000	1,000,000
Nordea Bank Finland PLC:
0.3%, 6/14/2013	1,000,000	1,000,000
0.31%, 3/18/2013	1,000,000	1,000,000
Norinchukin Bank, 0.21%, 1/4/2013	1,000,000	1,000,000
Oversea-Chinese Banking Corp., Ltd., 0.2%, 1/22/2013	500,000	500,000
Rabobank Nederland NV, 0.5%, 3/15/2013	1,000,000	1,000,000
Skandinaviska Enskilda Banken AB, 0.26%, 2/25/2013	1,000,000	1,000,000
Svenska Handelsbanken AB, 0.24%, 2/5/2013	2,500,000	2,500,012
Toronto-Dominion Bank, 0.3%, 4/22/2013	750,000	750,092
Total Certificates of Deposit and Bank Notes (Cost $23,450,128)		23,450,128

Collateralized Mortgage Obligation 0.3%
The Superannuation Members Home Loan Programme, "A1", Series 2012-1, 0.611%*, 3/20/2013 (Cost $500,000)	500,000	500,000

Commercial Paper 38.2%
Issued at Discount** 34.3%
Caisse des Depots et Consignations:
144A, 0.25%, 2/15/2013	1,000,000	999,687
144A, 0.27%, 3/6/2013	2,000,000	1,999,040
Coca-Cola Co., 0.24%, 3/1/2013	1,500,000	1,499,410
Collateralized Commercial Paper Co., LLC:
0.3%, 3/11/2013	1,000,000	999,425
0.33%, 4/4/2013	6,000,000	5,994,885
0.33%, 4/22/2013	2,500,000	2,497,456
DnB Bank ASA, 0.26%, 4/8/2013	1,300,000	1,299,089
Erste Abwicklungsanstalt:
0.39%, 7/22/2013	1,000,000	997,812
0.42%, 5/21/2013	800,000	798,693
0.425%, 7/8/2013	1,000,000	997,781
0.43%, 7/19/2013	1,000,000	997,623
	Principal Amount ($)	Value ($)

0.43%, 8/13/2013	800,000	797,860
0.46%, 4/11/2013	1,000,000	998,722
0.48%, 5/2/2013	1,500,000	1,497,580
0.5%, 2/19/2013	400,000	399,728
0.55%, 2/26/2013	1,000,000	999,144
0.57%, 1/8/2013	400,000	399,956
General Electric Capital Corp.:
0.25%, 5/1/2013	1,000,000	999,167
0.35%, 1/9/2013	1,000,000	999,922
Gotham Funding Corp., 144A, 0.2%, 1/8/2013	3,000,000	2,999,883
Hannover Funding Co., LLC, 0.36%, 1/7/2013	1,000,000	999,940
Kells Funding LLC:
144A, 0.41%, 4/4/2013	800,000	799,153
144A, 0.42%, 4/2/2013	2,500,000	2,497,346
144A, 0.55%, 2/25/2013	1,000,000	999,160
Kreditanstalt Fuer Wiederaufbau:
144A, 0.2%, 1/17/2013	1,000,000	999,911
144A, 0.2%, 1/25/2013	1,500,000	1,499,800
Manhattan Asset Funding Co., LLC, 144A, 0.219%, 1/11/2013	2,000,000	1,999,878
Market Street Funding LLC, 144A, 0.23%, 1/18/2013	2,000,000	1,999,783
Nestle Capital Corp., 0.26%, 3/22/2013	1,500,000	1,499,133
Nestle Finance International Ltd.:
0.25%, 4/15/2013	1,200,000	1,199,133
0.26%, 3/25/2013	1,000,000	999,401
0.27%, 5/7/2013	700,000	699,339
Nissan Motor Acceptance Corp., 0.42%, 1/7/2013	800,000	799,944
Nordea North America, Inc.:
0.3%, 3/13/2013	500,000	499,704
0.31%, 3/18/2013	2,000,000	1,998,691
0.32%, 3/18/2013	1,000,000	999,324
Queensland Treasury Corp.:
0.2%, 2/14/2013	1,000,000	999,756
0.21%, 3/18/2013	1,000,000	999,557
Rabobank U.S.A. Financial Corp., 0.46%, 3/7/2013	600,000	599,502
Regency Markets No. 1 LLC, 144A, 0.21%, 1/22/2013	3,250,000	3,249,602
SBAB Bank AB:
144A, 0.27%, 2/26/2013	700,000	699,706
144A, 0.3%, 1/11/2013	1,500,000	1,499,875
Societe Generale North America, Inc., 0.27%, 1/2/2013	1,200,000	1,199,991
Standard Chartered Bank, 0.26%, 3/11/2013	2,000,000	1,999,003
Straight-A Funding LLC, 144A, 0.19%, 3/6/2013	1,000,000	999,662
Svenska Handelsbanken AB, 0.235%, 2/28/2013	1,000,000	999,621
Sydney Capital Corp., 144A, 0.3%, 1/8/2013	500,000	499,971
UOB Funding LLC:
0.205%, 2/19/2013	1,000,000	999,721
0.22%, 4/23/2013	800,000	799,452
0.24%, 2/22/2013	1,000,000	999,653
Working Capital Management Co., 144A, 0.25%, 1/11/2013	1,000,000	999,931
		67,207,506
	Principal Amount ($)	Value ($)

Issued at Par 3.9%
ASB Finance Ltd.:
144A, 0.44%*, 9/4/2013	1,000,000	1,000,000
144A, 0.461%*, 2/13/2013	1,500,000	1,500,000
Australia & New Zealand Banking Group Ltd., 144A, 0.39%*, 12/6/2013	1,000,000	1,000,000
BNZ International Funding Ltd., 144A, 0.395%*, 10/23/2013	500,000	500,000
Kells Funding LLC:
144A, 0.351%*, 3/19/2013	500,000	500,000
144A, 0.44%*, 1/17/2013	1,500,000	1,500,000
Westpac Banking Corp.:
144A, 0.305%*, 9/3/2013	1,000,000	1,000,000
144A, 0.39%*, 11/29/2013	750,000	750,000
		7,750,000
Total Commercial Paper (Cost $74,957,506)		74,957,506

Short-Term Notes* 13.0%
Bank of Nova Scotia:
0.29%, 8/9/2013	1,000,000	1,000,000
0.34%, 1/9/2013	2,000,000	2,000,000
Canadian Imperial Bank of Commerce:
0.334%, 4/26/2013	1,500,000	1,500,000
0.535%, 2/7/2013	1,000,000	1,000,000
0.54%, 4/26/2013	2,500,000	2,500,000
Commonwealth Bank of Australia, 144A, 0.473%, 3/1/2013	3,000,000	3,000,000
HSBC Bank PLC, 144A, 0.74%, 5/15/2013	1,000,000	1,001,649
National Australia Bank Ltd.:
0.293%, 8/13/2013	1,000,000	1,000,000
0.471%, 3/8/2013	1,500,000	1,500,000
Rabobank Nederland NV:
0.41%, 6/27/2013	1,000,000	1,000,000
0.417%, 1/23/2013	2,000,000	2,000,000
0.462%, 5/7/2013	1,000,000	1,000,000
Royal Bank of Canada:
0.57%, 6/4/2013	1,000,000	1,000,000
0.57%, 6/13/2013	1,500,000	1,500,000
Sumitomo Mitsui Banking Corp., 0.48%, 3/15/2013	1,000,000	1,000,000
Svensk Exportkredit AB, 144A, 0.46%, 5/22/2013	700,000	700,000
Toronto-Dominion Bank, 0.3%, 4/19/2013	800,000	800,198
Westpac Banking Corp.:
0.383%, 5/3/2013	1,000,000	1,000,296
0.39%, 11/15/2013	1,000,000	1,000,000
Total Short-Term Notes (Cost $25,502,143)		25,502,143

Time Deposit 2.0%
National Australia Bank Ltd., 0.03%, 1/2/2013 (Cost $4,000,000)	4,000,000	4,000,000

	Principal Amount ($)	Value ($)

Government & Agency Obligations 10.2%
U.S. Government Sponsored Agencies 3.9%
Federal Farm Credit Bank, 0.337%, 10/29/2014	500,000	500,140
Federal Home Loan Bank:
0.17%, 1/23/2013	800,000	799,989
0.17%*, 11/8/2013	500,000	499,831
0.36%, 5/16/2013	750,000	750,310
0.5%, 8/28/2013	1,000,000	1,001,951
Federal Home Loan Mortgage Corp.:
0.16%**, 1/9/2013	1,000,000	999,960
0.169%**, 5/29/2013	1,200,000	1,199,161
Federal National Mortgage Association:
0.127%**, 2/19/2013	1,000,000	999,823
0.158%**, 3/4/2013	1,000,000	999,724
		7,750,889
U.S. Treasury Obligations 6.3%
U.S. Treasury Bills, 0.177%**, 10/17/2013	1,975,000	1,972,186
U.S. Treasury Notes:
0.5%, 5/31/2013	3,500,000	3,505,163
0.5%, 10/15/2013	1,200,000	1,202,976
0.625%, 2/28/2013	1,350,000	1,350,992
1.375%, 1/15/2013	2,000,000	2,000,917
1.375%, 3/15/2013	1,000,000	1,002,400
2.5%, 3/31/2013	1,250,000	1,257,083
		12,291,717
Total Government & Agency Obligations (Cost $20,042,606)		20,042,606

Municipal Bonds and Notes 1.5%
Texas, JPMorgan Chase Putters/Drivers Trust, Various States, Series 4264, 144A, 0.14%***, 8/30/2013, LIQ: JPMorgan Chase Bank NA	2,000,000	2,000,000
Texas, State Transportation Revenue, 2.5%, 8/30/2013	1,000,000	1,015,015
Total Municipal Bonds and Notes (Cost $3,015,015)		3,015,015

Repurchase Agreements 22.7%
BNP Paribas, 0.2%, dated 12/31/2012, to be repurchased at $3,000,033 on 1/2/2013 (a)	3,000,000	3,000,000
HSBC Securities, Inc., 0.22%, dated 12/31/2012, to be repurchased at $2,000,024 on 1/2/2013 (b)	2,000,000	2,000,000
JPMorgan Securities, Inc., 0.18%, dated 12/26/2012, to be repurchased at $3,000,105 on 1/2/2013 (c)	3,000,000	3,000,000
JPMorgan Securities, Inc., 0.18%, dated 12/31/2012, to be repurchased at $5,000,117 on 1/2/2013 (d)	5,000,000	5,000,000
	Principal Amount ($)	Value ($)

JPMorgan Securities, Inc., 0.42%, dated 12/10/2012, to be repurchased at $2,002,217 on 3/15/2013 (e)	2,000,000	2,000,000
Merrill Lynch & Co., Inc., 0.15%, dated 12/31/2012, to be repurchased at $10,529,370 on 1/2/2013 (f)	10,529,282	10,529,282
Merrill Lynch & Co., Inc., 0.19%, dated 12/31/2012, to be repurchased at $9,000,095 on 1/2/2013 (g)	9,000,000	9,000,000
The Goldman Sachs & Co., 0.25%, dated 12/31/2012, to be repurchased at $5,000,069 on 1/2/2013 (h)	5,000,000	5,000,000
	Principal Amount ($)	Value ($)

Toronto Dominion Bank, 0.14%, dated 12/31/2012, to be repurchased at $2,000,016 on 1/2/2013 (i)	2,000,000	2,000,000
Toronto Dominion Bank, 0.16%, dated 12/26/2012, to be repurchased at $3,000,093 on 1/2/2013 (j)	3,000,000	3,000,000
Total Repurchase Agreements (Cost $44,529,282)		44,529,282

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $195,996,680)†	99.9	195,996,680
Other Assets and Liabilities, Net	0.1	147,124
Net Assets	100.0	196,143,804

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2012.

** Annualized yield at time of purchase; not a coupon rate.

*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of December 31, 2012.

† The cost for federal income tax purposes was $195,996,680.

(a) Collateralized by $2,745,913 Government National Mortgage Association, with the various coupon rates from 4.0-8.0%, with various maturity dates of 8/15/2016-5/15/2053 with a value of $3,060,000.

(b) Collateralized by $2,040,000 U.S. Treasury Note, 0.75%, maturing on 12/31/2017 with a value of $2,043,509.

(c) Collateralized by $3,160,000 U.S. Treasury STRIPS, maturing on 8/15/2017 with a value of $3,060,270.

(d) Collateralized by $5,270,000 U.S. Treasury STRIPS, maturing on 8/15/2017 with a value of $5,103,679.

(e) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
1,180,000	Goldentree Loan Opportunities V Ltd.	1.02	10/18/2021	1,167,523
911,838	SLM Student Loan Trust	1.058	3/15/2033	901,144
Total Collateral Value				2,068,667

(f) Collateralized by $10,569,200 U.S. Treasury Note, 0.875%, maturing on 2/28/2017 with a value of $10,739,881.

(g) Collateralized by $8,761,981 Federal National Mortgage Association, 2.5%, maturing on 8/1/2027 with a value of $9,180,000.

(h) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
798,106	Federal Home Loan Mortgage Corp.	2.562	1/1/2042	838,128
3,962,162	Federal National Mortgage Association	3.373-6.0	7/1/2020-12/1/2040	4,261,872
Total Collateral Value				5,100,000

(i) Collateralized by:
Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
1,767	Bank of New York Mellon Corp.	4.6	1/15/2020	2,062
14,448	Canadian Imperial Bank of Commerce	2.0	2/4/2013	14,588
1,631,436	ConocoPhillips	5.75	2/1/2019	2,049,489
4,354	ConocoPhillips Canada Funding Co. I	5.95	10/15/2036	5,686
1,811	Georgia Power Co.	5.65	3/1/2037	2,298
Total Collateral Value				2,074,123

(j) Collateralized by $2,985,300 U.S. Treasury Note, 1.875%, maturing on 4/30/2014 with a value of $3,060,498.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

STRIPS: Separate Trading of Registered Interest and Principal Securities

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Investments in Securities (k)	$—	$151,467,398	$—	$151,467,398
Repurchase Agreements	—	44,529,282	—	44,529,282
Total	$—	$195,996,680	$—	$195,996,680

There have been no transfers between fair value measurement levels during the period ended December 31, 2012.

(k) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investments: Investments in non-affiliated securities, valued at amortized cost	$151,467,398
Repurchase agreements, valued at amortized cost	44,529,282
Total investments, valued at amortized cost	195,996,680
Cash	2
Receivable for Fund shares sold	323,229
Interest receivable	75,596
Other assets	3,168
Total assets	196,398,675
Liabilities
Payable for Fund shares redeemed	127,225
Distributions payable	796
Accrued management fee	18,673
Accrued Trustees' fees	4,278
Other accrued expenses and payables	103,899
Total liabilities	254,871
Net assets, at value	$196,143,804
Net Assets Consist of
Undistributed net investment income	204
Paid-in capital	196,143,600
Net assets, at value	$196,143,804
Class A Net Asset Value, offering and redemption price per share ($196,143,804 ÷ 196,227,316 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Income: Interest	$658,851
Expenses: Management fee	582,917
Administration fee	204,443
Services to shareholders	1,820
Custodian fee	24,399
Professional fees	50,704
Reports to shareholders	46,382
Trustees' fee and expenses	11,639
Other	7,764
Total expenses before expense reductions	930,068
Expense reductions	(291,730)
Total expenses after expense reductions	638,338
Net investment income	20,513
Net realized gain (loss)	863
Net increase (decrease) in net assets resulting from operations	$21,376

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$20,513	$21,576
Net realized gain (loss)	863	348
Net increase (decrease) in net assets resulting from operations	21,376	21,924
Distributions to shareholders from: Net investment income Class A	(20,513)	(21,576)
Total distributions	(20,513)	(21,576)
Fund share transactions: Class A Proceeds from shares sold	76,110,395	147,415,537
Reinvestment of distributions	20,711	21,589
Cost of shares redeemed	(96,940,382)	(150,401,802)
Net increase (decrease) in net assets from Class A share transactions	(20,809,276)	(2,964,676)
Increase (decrease) in net assets	(20,808,413)	(2,964,328)
Net assets at beginning of period	216,952,217	219,916,545
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $204 and $659, respectively)	$196,143,804	$216,952,217
Other Information
Class A Shares outstanding at beginning of period	217,036,592	220,001,268
Shares sold	76,110,395	147,415,537
Shares issued to shareholders in reinvestment of distributions	20,711	21,589
Shares redeemed	(96,940,382)	(150,401,802)
Net increase (decrease) in Class A shares	(20,809,276)	(2,964,676)
Shares outstanding at end of period	196,227,316	217,036,592

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2012		2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$1.000		$1.000		$1.000		$1.000	$1.000
Income from investment operations: Net investment income	.000	*	.000	*	.000	*	.003	.026
Total from investment operations	.000	*	.000	*	.000	*	.003	.026
Less distributions from: Net investment income	(.000	)*	(.000	)*	(.000	)*	(.003)	(.026)
Net asset value, end of period	$1.000		$1.000		$1.000		$1.000	$1.000
Total Return (%)	.01	a	.01	a	.01	a	.34	2.64	a
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	196		217		220		270	398
Ratio of expenses before expense reductions (%)	.45		.51		.46		.43	.52
Ratio of expenses after expense reductions (%)	.31		.25		.34		.43	.50
Ratio of net investment income (%)	.01		.01		.01		.37	2.56
a Total return would have been lower had certain expenses not been reduced. * Amount is less than $.0005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Money Market VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or a sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian or another designated sub-custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claim on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax differences will reverse in a subsequent period. There were no significant book to tax differences for the Fund.

At December 31, 2012, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$204

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2012	2011
Distributions from ordinary income*	$20,513	$21,576

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million	.285%
Next $500 million	.270%
Next $1.0 billion	.255%
Over $2.0 billion	.240%

For the period from January 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.51%.

In addition, the Advisor has agreed to voluntarily waive additional expenses for the Fund. The waiver may be changed or terminated at any time without notice. Under this arrangement, the Advisor waived certain expenses of the Fund.

Accordingly, for the year ended December 31, 2012, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $291,138, and the amount charged aggregated $291,779, which was equivalent to an annual effective rate of 0.14% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $204,443, of which $16,593 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2012, the amounts charged to the Fund by DISC aggregated $592, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $11,777, of which $4,677 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

C. Ownership of the Fund

At December 31, 2012, four Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 35%, 20%, 10% and 10%.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate, plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement: The Fund had no outstanding loans at December 31, 2012.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Money Market VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Money Market VIP (the "Fund"), one of the funds constituting DWS Variable Series II, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Money Market VIP (one of the funds constituting DWS Variable Series II) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2013

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012
Actual Fund Return	Class A
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,000.05
Expenses Paid per $1,000*	$1.51
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,023.63
Expenses Paid per $1,000*	$1.53

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Money Market VIP	.30%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Money Market VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including a peer universe compiled by the independent fee consultant using information supplied by iMoneyNet Inc. ("iMoneyNet") an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one- and three-year periods ended December 31, 2011, the Fund's gross performance (Class A shares) was in the 2nd quartile and 1st quartile, respectively, of the applicable iMoneyNet universe (the 1st quartile being the best performers and the 4th quartile being the worst performers).

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that the Fund's Class A shares total (net) operating expenses were higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board noted the expense limitation agreed to by DWS. The Board also noted the significant voluntary fee waivers implemented by DWS to ensure the Fund maintained a positive yield.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003-present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012-present); Director, CardioNet, Inc.2 (health care) (2009-present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2MM-2 (R-025834-2 2/13)

DECEMBER 31, 2012

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Small Mid Cap Growth VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
7 Investment Portfolio
11 Statement of Assets and Liabilities
12 Statement of Operations
13 Statement of Changes in Net Assets
14 Financial Highlights
15 Notes to Financial Statements
19 Report of Independent Registered Public Accounting Firm
20 Information About Your Fund's Expenses
21 Tax Information
22 Proxy Voting
23 Investment Management Agreement Approval
26 Summary of Management Fee Evaluation by Independent Fee Consultant
28 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Smaller and medium company stocks tend to be more volatile than large company stocks. The Fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 is 0.73% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in DWS Small Mid Cap Growth VIP

The Russell 2500™ Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Small Mid Cap Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,435	$14,223	$10,099	$17,842
	Average annual total return	14.35%	12.46%	0.20%	5.96%
Russell 2500 Growth Index	Growth of $10,000	$11,613	$14,730	$12,206	$27,260
	Average annual total return	16.13%	13.78%	4.07%	10.55%

The growth of $10,000 is cumulative.

Management Summary December 31, 2012 (Unaudited)

For the 12-month period ended December 31, 2012, Class A shares of the Fund returned 14.35% (unadjusted for contract charges), compared with the 16.13% return of the Russell 2500™ Growth Index.1

The Fund's fiscal year ended December 31, 2012 had an encouraging start, as positive momentum from October 2011 carried over into early 2012 — the best start to the New Year for small- and mid-cap stocks since 2006. Low U.S. inflation and attractive equity valuations helped investors to become more confident that the U.S. recovery could be sustained, despite lingering concerns regarding sovereign debt problems in Greece and Spain and a possible hard economic landing in China.2 In May 2012, investor risk aversion resurfaced, owing to heightened concerns about Greece's possible departure from the Eurozone. Markets then received a major boost in July 2012 on encouraging statements by European Central Bank President Mario Draghi concerning his determination to preserve the euro currency. During the fourth quarter 2012, severe damage from Hurricane Sandy as well as uncertainty over the outcome of the U.S. fiscal cliff standoff and the presidential election dampened market sentiment. From mid-November through year-end 2012, however, investor enthusiasm improved owing to a better tone to U.S. economic data and a likely reacceleration in China's economy. Lastly, after a long series of contentious congressional negotiations, a fiscal cliff deal was finally reached at the end of the year.

The Fund's underperformance vs. the benchmark derived primarily from weak stock selection in consumer staples, materials and energy. In contrast, Fund positions in consumer discretionary, financials and industrials benefited from strong selection. Overall, sector allocation had a negative effect on returns, based on an overweight in consumer staples and underweights to financials and telecom services.3 Overweight positions in health care and energy contributed to performance.

We continue to maintain a long-term perspective, investing in quality small- and mid-cap growth stocks.

Joseph Axtell, CFA

Rafaelina M. Lee

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Russell 2500 Growth Index is an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 Sovereign debt is debt that is issued by a national government.

3 "Overweight" means that the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means that the Fund holds a lower weighting.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/12	12/31/11

Common Stocks	96%	98%
Cash Equivalents	4%	2%
Exchange-Traded Fund	0%	—
	100%	100%

Sector Diversification (As a % of Common Stocks)	12/31/12	12/31/11

Industrials	20%	19%
Consumer Discretionary	17%	17%
Information Technology	16%	22%
Health Care	16%	17%
Energy	9%	8%
Financials	8%	6%
Materials	7%	6%
Consumer Staples	6%	5%
Telecommunication Services	1%	—
	100%	100%

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2012
	Shares	Value ($)

Common Stocks 95.8%
Consumer Discretionary 16.4%
Auto Components 1.4%
BorgWarner, Inc.* (a)	15,012	1,075,159
Tenneco, Inc.*	25,873	908,401
		1,983,560
Hotels, Restaurants & Leisure 2.4%
Life Time Fitness, Inc.* (a)	23,107	1,137,096
Panera Bread Co. "A"*	14,533	2,308,276
		3,445,372
Household Durables 1.2%
Jarden Corp.	34,041	1,759,920
Leisure Equipment & Products 1.2%
Polaris Industries, Inc.	20,841	1,753,770
Media 0.9%
Cinemark Holdings, Inc.	53,417	1,387,774
Specialty Retail 6.3%
Advance Auto Parts, Inc.	12,251	886,360
Ascena Retail Group, Inc.*	74,289	1,373,604
Children's Place Retail Stores, Inc.*	24,575	1,088,427
DSW, Inc. "A"	21,104	1,386,322
Guess?, Inc.	31,136	764,077
PetSmart, Inc.	28,716	1,962,451
Ulta Salon, Cosmetics & Fragrance, Inc.	17,632	1,732,520
		9,193,761
Textiles, Apparel & Luxury Goods 3.0%
Carter's, Inc.*	23,581	1,312,283
Deckers Outdoor Corp.* (a)	18,170	731,706
Hanesbrands, Inc.* (a)	63,258	2,265,901
		4,309,890
Consumer Staples 5.5%
Food & Staples Retailing 1.1%
United Natural Foods, Inc.*	28,141	1,508,076
Food Products 3.2%
Green Mountain Coffee Roasters, Inc.* (a)	29,462	1,218,548
Hain Celestial Group, Inc.*	34,690	1,880,892
TreeHouse Foods, Inc.*	30,438	1,586,733
		4,686,173
Household Products 1.2%
Church & Dwight Co., Inc.	32,931	1,764,114
Energy 8.3%
Energy Equipment & Services 4.6%
Core Laboratories NV (a)	12,622	1,379,711
Dresser-Rand Group, Inc.*	29,786	1,672,186
Dril-Quip, Inc.*	29,991	2,190,842
Hornbeck Offshore Services, Inc.*	42,514	1,459,931
		6,702,670
Oil, Gas & Consumable Fuels 3.7%
Alpha Natural Resources, Inc.* (a)	64,834	631,483
Approach Resources, Inc.* (a)	58,754	1,469,438
Energy XXI (Bermuda) Ltd. (a)	43,308	1,394,084
Rosetta Resources, Inc.* (a)	40,369	1,831,138
		5,326,143
	Shares	Value ($)

Financials 7.3%
Capital Markets 2.3%
Affiliated Managers Group, Inc.*	16,674	2,170,121
Lazard Ltd. "A"	39,209	1,169,997
		3,340,118
Commercial Banks 1.1%
Signature Bank*	21,457	1,530,742
Consumer Finance 0.8%
DFC Global Corp.*	66,316	1,227,509
Insurance 1.4%
W.R. Berkley Corp.	51,871	1,957,612
Real Estate Management & Development 1.1%
CBRE Group, Inc. "A"*	65,285	1,299,172
Realogy Holdings Corp.*	8,090	339,456
		1,638,628
Thrifts & Mortgage Finance 0.6%
Ocwen Financial Corp.*	25,564	884,259
Health Care 15.5%
Biotechnology 2.1%
Alkermes PLC*	47,501	879,718
ARIAD Pharmaceuticals, Inc.*	30,228	579,773
Cubist Pharmaceuticals, Inc.* (a)	11,462	482,092
Incyte Corp., Ltd.* (a)	42,355	703,517
Pharmacyclics, Inc.*	7,344	425,218
		3,070,318
Health Care Equipment & Supplies 3.5%
Analogic Corp.	19,981	1,484,588
ArthroCare Corp.*	33,526	1,159,664
HeartWare International, Inc.* (a)	11,204	940,576
Thoratec Corp.*	40,313	1,512,544
		5,097,372
Health Care Providers & Services 6.8%
AmerisourceBergen Corp. (a)	26,559	1,146,818
Catamaran Corp.*	57,536	2,710,521
Centene Corp.*	23,888	979,408
DaVita HealthCare Partners, Inc.*	15,967	1,764,832
ExamWorks Group, Inc.*	114,481	1,601,589
Humana, Inc.	12,817	879,631
Team Health Holdings, Inc.*	28,474	819,197
		9,901,996
Health Care Technology 0.5%
athenahealth, Inc.* (a)	10,776	791,497
Pharmaceuticals 2.6%
Hi-Tech Pharmacal Co., Inc. (a)	44,219	1,546,781
Pacira Pharmaceuticals, Inc.* (a)	127,296	2,223,861
		3,770,642
Industrials 19.1%
Aerospace & Defense 1.3%
BE Aerospace, Inc.*	38,918	1,922,549
Commercial Services & Supplies 1.3%
Portfolio Recovery Associates, Inc.*	17,919	1,914,824
Construction & Engineering 1.1%
MYR Group, Inc.*	74,029	1,647,145
	Shares	Value ($)

Electrical Equipment 2.9%
General Cable Corp.*	48,920	1,487,657
The Babcock & Wilcox Co.	45,744	1,198,493
Thermon Group Holdings, Inc.*	68,431	1,541,751
		4,227,901
Machinery 7.8%
Altra Holdings, Inc.	41,817	922,065
Chart Industries, Inc.*	31,851	2,123,506
Joy Global, Inc.	23,292	1,485,564
Manitowoc Co., Inc.	109,137	1,711,268
Sauer-Danfoss, Inc.	29,205	1,558,671
Valmont Industries, Inc.	11,857	1,619,073
WABCO Holdings, Inc.*	29,435	1,918,868
		11,339,015
Professional Services 1.0%
Robert Half International, Inc. (a)	44,050	1,401,671
Road & Rail 1.7%
Kansas City Southern	28,580	2,385,858
Trading Companies & Distributors 2.0%
Applied Industrial Technologies, Inc.	25,858	1,086,295
United Rentals, Inc.*	41,158	1,873,512
		2,959,807
Information Technology 15.8%
Communications Equipment 1.6%
Finisar Corp.* (a)	51,684	842,449
Harris Corp.	31,404	1,537,540
		2,379,989
Computers & Peripherals 1.9%
Western Digital Corp.	65,741	2,793,335
Electronic Equipment, Instruments & Components 0.9%
Cognex Corp.	17,010	626,308
Coherent, Inc.	14,001	708,731
		1,335,039
Internet Software & Services 0.9%
Equinix, Inc.*	6,053	1,248,129
IT Services 4.2%
Cardtronics, Inc.*	58,941	1,399,259
MAXIMUS, Inc.	34,528	2,182,860
Syntel, Inc.	21,085	1,129,945
VeriFone Systems, Inc.*	48,151	1,429,122
		6,141,186
Software 6.3%
Allot Communications Ltd.*	28,993	516,655
Concur Technologies, Inc.* (a)	17,465	1,179,237
Informatica Corp.*	33,494	1,015,538
	Shares	Value ($)

MICROS Systems, Inc.*	43,650	1,852,506
NQ Mobile, Inc. (ADR)* (a)	83,404	503,760
Parametric Technology Corp.*	68,372	1,539,054
Red Hat, Inc.*	19,658	1,041,088
Ultimate Software Group, Inc.*	15,689	1,481,198
		9,129,036
Materials 6.9%
Chemicals 3.6%
CF Industries Holdings, Inc.	7,954	1,615,935
Rockwood Holdings, Inc.	34,128	1,687,971
Westlake Chemical Corp. (a)	24,072	1,908,909
		5,212,815
Containers & Packaging 1.2%
Crown Holdings, Inc.*	48,858	1,798,463
Metals & Mining 1.2%
Detour Gold Corp.*	31,861	797,246
Haynes International, Inc.	17,250	894,757
		1,692,003
Paper & Forest Products 0.9%
Schweitzer-Mauduit International, Inc.	35,062	1,368,470
Telecommunication Services 1.0%
Wireless Telecommunication Services
SBA Communications Corp. "A"* (a)	21,056	1,495,397
Total Common Stocks (Cost $114,262,612)		139,424,548

Exchange-Traded Fund 0.5%
SPDR S&P Biotech (a) (Cost $728,338)	7,865	691,412

Securities Lending Collateral 17.0%
Daily Assets Fund Institutional, 0.20% (b) (c) (Cost $24,672,741)	24,672,741	24,672,741

Cash Equivalents 3.8%
Central Cash Management Fund, 0.15% (b) (Cost $5,496,710)	5,496,710	5,496,710

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $145,160,401)†	117.1	170,285,411
Other Assets and Liabilities, Net	(17.1)	(24,826,326)
Net Assets	100.0	145,459,085

* Non-income producing security.

† The cost for federal income tax purposes was $145,612,810. At December 31, 2012, net unrealized appreciation for all securities based on tax cost was $24,672,601. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $28,845,659 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,173,058.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements).The value of all securities loaned at December 31, 2012 amounted to $24,636,513, which is 16.9% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

S&P: Standard & Poor's

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (d)	$139,424,548	$—	$—	$139,424,548
Exchange-Traded Fund	691,412	—	—	691,412
Short-Term Investments (d)	30,169,451	—	—	30,169,451
Total	$170,285,411	$—	$—	$170,285,411

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $114,990,950) — including $24,636,513 of securities loaned	$140,115,960
Investment in Daily Assets Fund Institutional (cost $24,672,741)*	24,672,741
Investment in Central Cash Management Fund (cost $5,496,710)	5,496,710
Total investments in securities, at value (cost $145,160,401)	170,285,411
Cash	61,871
Foreign currency, at value (cost $275)	284
Receivable for investments sold	56,456
Receivable for Fund shares sold	464
Dividends receivable	18,503
Interest receivable	14,817
Other assets	2,461
Total assets	170,440,267
Liabilities
Payable upon return of securities loaned	24,672,741
Payable for Fund shares redeemed	116,857
Accrued management fee	67,160
Accrued Trustees' fees	3,179
Other accrued expenses and payables	121,245
Total liabilities	24,981,182
Net assets, at value	$145,459,085
Net Assets Consist of
Undistributed net investment income	114,625
Net unrealized appreciation (depreciation) on: Investments	25,125,010
Foreign currency	9
Accumulated net realized gain (loss)	(31,261,863)
Paid-in capital	151,481,304
Net assets, at value	$145,459,085
Class A Net Asset Value, offering and redemption price per share ($145,459,085 ÷ 9,604,576 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$15.14

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,363)	$1,094,121
Income distributions — Central Cash Management Fund	6,021
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	174,998
Total income	1,275,140
Expenses: Management fee	826,918
Administration fee	150,349
Services to shareholders	4,590
Custodian fee	10,217
Audit and tax fees	68,108
Legal fees	8,825
Reports to shareholders	27,628
Trustees' fees and expenses	8,736
Other	9,183
Total expenses	1,114,554
Net investment income (loss)	160,586
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	3,935,543
Foreign currency	(360)
3,935,183
Change in net unrealized appreciation (depreciation) on: Investments	16,236,975
Foreign currency	(2)
16,236,973
Net gain (loss)	20,172,156
Net increase (decrease) in net assets resulting from operations	$20,332,742

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$160,586	$(318,019)
Net realized gain (loss)	3,935,183	15,261,496
Change in net unrealized appreciation (depreciation)	16,236,973	(32,232,742)
Net increase (decrease) in net assets resulting from operations	20,332,742	(17,289,265)
Distributions to shareholders from: Net investment income: Class A	—	(545,355)
Total distributions	—	(545,355)
Fund share transactions: Class A Proceeds from shares sold	4,543,991	15,498,269
Net assets acquired in tax-free reorganization (see Note F)	—	93,892,921
Reinvestment of distributions	—	545,355
Cost of shares redeemed	(26,306,762)	(33,642,074)
Net increase (decrease) in net assets from Class A share transactions	(21,762,771)	76,294,471
Increase (decrease) in net assets	(1,430,029)	58,459,851
Net assets at beginning of period	146,889,114	88,429,263
Net assets at end of period (including undistributed net investment income and distributions in excess of net investment income of $114,625 and $45,601, respectively)	$145,459,085	$146,889,114
Other Information
Class A Shares outstanding at beginning of period	11,094,343	6,384,947
Shares sold	306,987	1,084,284
Shares issued in tax-free reorganization (see Note F)	—	6,003,455
Shares issued to shareholders in reinvestment of distributions	—	34,959
Shares redeemed	(1,796,754)	(2,413,302)
Net increase (decrease) in Class A shares	(1,489,767)	4,709,396
Shares outstanding at end of period	9,604,576	11,094,343

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$13.24	$13.85	$10.70	$7.61	$15.07
Income (loss) from investment operations: Net investment income (loss)a	.02	(.03)	(.01)	(.02)	(.01)
Net realized and unrealized gain (loss)	1.88	(.50)	3.16	3.11	(7.45)
Total from investment operations	1.90	(.53)	3.15	3.09	(7.46)
Less distributions from: Net investment income	—	(.08)	—	—	—
Net asset value, end of period	$15.14	$13.24	$13.85	$10.70	$7.61
Total Return (%)	14.35	(3.91)	29.44	40.60	(49.50	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	145	147	88	80	69
Ratio of expenses before expense reductions (%)	.74	.73	.78	.77	.88
Ratio of expenses after expense reductions (%)	.74	.73	.78	.77	.85
Ratio of net investment income (loss) (%)	.11	(.23)	(.12)	(.22)	(.04)
Portfolio turnover rate (%)	57	84	64	93	67
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Small Mid Cap Growth VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $30,593,000, including $29,395,000 of pre-enactment losses, including approximately $5,435,000 inherited from its mergers with affiliated funds in previous years, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2016 ($5,435,000) and December 31, 2017 ($23,960,000), the respective expiration dates, whichever occurs first, and which may be subject to certain limitations under Section 382-384 of Internal Revenue Code; and approximately $1,198,000 of post-enactment short-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2012, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$139,275
Capital loss carryforwards	$(30,593,000)
Unrealized appreciation (depreciation) on investments	$24,672,601

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2012	2011
Distributions from ordinary income*	$—	$545,355

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended December 31, 2012, purchases and sales of investment transactions (excluding short-term investments) aggregated $83,041,903 and $106,420,443, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.550%
Next $750 million	.525%
Over $1 billion	.500%

Accordingly, for the year ended December 31, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $150,349, of which $12,211 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2012, the amounts charged to the Fund by DISC aggregated $350, of which $88 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $12,757, of which $4,507 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended December 31, 2012, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $19,320.

D. Ownership of the Fund

At December 31, 2012, three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 54%, 23% and 15%.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2012.

F. Acquisition of Assets

On April 29, 2011, the Fund acquired all of the net assets of DWS Mid Cap Growth VIP and DWS Turner Mid Cap Growth VIP pursuant to a plan of reorganization approved by shareholders on January 12, 2011. The acquisition was accomplished by a tax-free exchange of 2,029,578 Class A shares of DWS Mid Cap Growth VIP and 6,543,235 Class A shares of DWS Turner Mid Cap Growth VIP for 1,818,964 Class A shares and 4,184,491 Class A shares of the Fund, respectively, outstanding on April 29, 2011. DWS Mid Cap Growth VIP and DWS Turner Mid Cap Growth VIP's net assets at that date, $28,448,304 and $65,444,617, respectively, including $6,234,926 and $6,931,871 of net unrealized appreciation, respectively, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $105,299,610. The combined net assets of the Fund immediately following the acquisition were $199,192,531.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Small Mid Cap Growth VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of DWS Small Mid Cap Growth VIP (the "Fund"), one of the funds constituting DWS Variable Series II, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Small Mid Cap Growth VIP (one of the funds constituting DWS Variable Series II) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2013

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012
Actual Fund Return	Class A
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,072.20
Expenses Paid per $1,000*	$3.85
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,021.42
Expenses Paid per $1,000*	$3.76

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Small Mid Cap Growth VIP	.74%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Small Mid Cap Growth VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003-present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012-present); Director, CardioNet, Inc.2 (health care) (2009-present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2SMCG-2 (R-025835-2 2/13)

DECEMBER 31, 2012

ANNUAL REPORT

DWS VARIABLE SERIES II

DWS Unconstrained Income VIP

Contents
3 Performance Summary
4 Management Summary
5 Portfolio Summary
7 Investment Portfolio
25 Statement of Assets and Liabilities
26 Statement of Operations
27 Statement of Changes in Net Assets
28 Financial Highlights
29 Notes to Financial Statements
37 Report of Independent Registered Public Accounting Firm
38 Information About Your Fund's Expenses
39 Tax Information
40 Proxy Voting
41 Investment Management Agreement Approval
44 Summary of Management Fee Evaluation by Independent Fee Consultant
46 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 728-3337 or your financial representative. We advise you to consider the Fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The Fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2012 (Unaudited)

Fund performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Fund's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Fund, as stated in the fee table of the prospectus dated May 1, 2012 is 0.99% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Growth of an Assumed $10,000 Investment in DWS Unconstrained Income VIP

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Yearly periods ended December 31

Comparative Results
DWS Unconstrained Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,308	$13,104	$14,837	$20,443
	Average annual total return	13.08%	9.43%	8.21%	7.41%
Barclays U.S. Aggregate Bond Index	Growth of $10,000	$10,422	$11,974	$13,349	$16,575
	Average annual total return	4.22%	6.19%	5.95%	5.18%

The growth of $10,000 is cumulative.

Management Summary December 31, 2012 (Unaudited)

The Fund returned 13.08% during 2012, outperforming the 4.22% return of the Barclays U.S. Aggregate Bond Index.1 The Fund has outpaced the benchmark in the three-, five- and 10-year periods ended December 31, 2012.

The global bond markets delivered robust performance during the annual period. The aggressive policies of the U.S. Federal Reserve Board (the Fed) pushed down yields on U.S. Treasuries, leading to outperformance for other market segments as investors sought the higher income available in the non-Treasury "spread sectors."2 The Fund, which can invest across the full breadth of the global fixed-income market, capitalized on the favorable environment through its overweights in high-yield, investment-grade corporate and emerging-markets bonds, all of which delivered robust total returns and helped the Fund's return exceed that of the benchmark.3 We were very active in our efforts to adjust the Fund's positioning among, and within, these sectors in order to take advantage of values as they emerged.

While we continue to like the underlying fundamentals and supply-and-demand dynamics in all three market segments, we began to take a more cautious approach later in the period given that yields had fallen so far during the past year. At the same time, we established a larger-than-normal position in U.S. Treasuries as a "hedge" against potential financial-market disruptions stemming from U.S. political headlines or a revival of the European debt crisis.

Our developed-market international holdings largely consisted of exposure to the government bonds of Great Britain, Germany and Canada, which reflected our preference for the bonds of larger, lower-risk countries rather than for seeking the higher yields in smaller, riskier economies. The Fund continues to employ a global tactical asset allocation strategy (GTAA), which detracted slightly from performance in 2012.4

While the Fed's low-rate policy should provide a measure of continued support for the bond market, we expect higher volatility and, in all likelihood, more muted returns in the year ahead. However, we welcome volatility, as it provides us with greater latitude to take advantage of market dislocations through our relative-value style. In addition, we believe our "go anywhere" approach is useful at a time in which global central banks are likely to keep short-term interest rates at ultralow levels.

Gary Russell, CFA

William Chepolis, CFA

John D. Ryan

Philip G. Condon

Ohn Choe, CFA

Darwei Kung

Portfolio Managers, Deutsche Investment Management Americas Inc.

Robert Wang

Thomas Picciochi

Portfolio Managers, QS Investors, LLC,

Subadvisor to the Fund

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

2 Spread sectors include all non-U.S. Treasury, investment-grade sectors including federal agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, and commercial mortgage-backed securities.

3 "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

4 The global tactical asset allocation (GTAA) strategy is a total return strategy designed to add value by benefiting from global market inefficiencies. The strategy combines diverse macro investment views to determine the positions, using a disciplined, risk-managed process. The result is a collection of long and short investment positions within global markets designed to generate excess returns that have little correlation to major markets. These positions are then implemented through futures and forward contracts.

Portfolio Summary (Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/12	12/31/11

Corporate Bonds	56%	66%
Government & Agency Obligations	15%	11%
Loan Participations and Assignments	8%	3%
Cash Equivalents	6%	8%
Mortgage-Backed Securities Pass-Throughs	6%	—
Collateralized Mortgage Obligations	4%	4%
Commercial Mortgage-Backed Securities	3%	2%
Municipal Bonds and Notes	1%	1%
Asset-Backed	1%	1%
Convertible Bonds	0%	3%
Preferred Securities	0%	1%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/12	12/31/11

AAA	21%	8%
AA	2%	3%
A	7%	9%
BBB	23%	23%
BB	18%	24%
B	24%	25%
CCC	2%	4%
Not Rated	3%	4%
	100%	100%

Interest Rate Sensitivity	12/31/12	12/31/11

Effective Maturity	7.4 years	6.0 years
Effective Duration	5.2 years	4.4 years

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 7.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio December 31, 2012

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 58.4%
Consumer Discretionary 7.5%
AMC Networks, Inc., 7.75%, 7/15/2021		15,000	17,175
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		80,000	88,800
Avis Budget Car Rental LLC:
8.25%, 1/15/2019		95,000	104,975
9.625%, 3/15/2018		45,000	50,175
Block Communications, Inc., 144A, 7.25%, 2/1/2020		65,000	69,062
Bresnan Broadband Holdings LLC, 144A, 8.0%, 12/15/2018		95,000	102,600
British Sky Broadcasting Group PLC, 144A, 3.125%, 11/26/2022		90,000	89,687
Cablevision Systems Corp., 8.0%, 4/15/2020		10,000	11,263
Caesar's Entertainment Operating Co., Inc.:
8.5%, 2/15/2020		120,000	119,100
11.25%, 6/1/2017		240,000	257,100
CCO Holdings LLC:
5.25%, 9/30/2022		220,000	222,750
6.5%, 4/30/2021		215,000	231,931
6.625%, 1/31/2022		70,000	76,475
7.0%, 1/15/2019		20,000	21,575
7.25%, 10/30/2017		90,000	98,100
7.375%, 6/1/2020		10,000	11,100
7.875%, 4/30/2018		40,000	43,050
8.125%, 4/30/2020		25,000	28,000
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		35,000	34,913
Cequel Communications Holdings I LLC, 144A, 6.375%, 9/15/2020		160,000	166,600
Chester Downs & Marina LLC, 144A, 9.25%, 2/1/2020		25,000	24,563
Clear Channel Worldwide Holdings, Inc.:
Series A, 7.625%, 3/15/2020		20,000	19,950
Series B, 7.625%, 3/15/2020		185,000	186,387
Cox Communications, Inc., 144A, 3.25%, 12/15/2022		60,000	61,875
Crown Media Holdings, Inc., 10.5%, 7/15/2019		55,000	61,944
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019		45,000	44,213
DIRECTV Holdings LLC, 3.8%, 3/15/2022		200,000	206,331
DISH DBS Corp.:
6.625%, 10/1/2014		65,000	69,875
6.75%, 6/1/2021		10,000	11,400
7.125%, 2/1/2016		155,000	173,600
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		65,000	41
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020		65,000	66,462
Harron Communications LP, 144A, 9.125%, 4/1/2020		45,000	49,275
		Principal Amount ($)(a)	Value ($)

Hertz Corp.:
6.75%, 4/15/2019		15,000	16,369
144A, 6.75%, 4/15/2019		35,000	38,194
7.5%, 10/15/2018		155,000	171,275
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		35,000	35,306
Lear Corp., 8.125%, 3/15/2020		36,000	40,590
Libbey Glass, Inc., 6.875%, 5/15/2020		20,000	21,500
Limited Brands, Inc., 7.0%, 5/1/2020		20,000	23,000
Lions Gate Entertainment, Inc., 144A, 10.25%, 11/1/2016		95,000	105,094
Mattel, Inc., 5.45%, 11/1/2041		141,400	159,730
Mediacom Broadband LLC, 144A, 6.375%, 4/1/2023		65,000	66,137
Mediacom LLC:
7.25%, 2/15/2022		20,000	21,500
9.125%, 8/15/2019		30,000	33,225
MGM Resorts International:
144A, 6.75%, 10/1/2020		25,000	25,531
7.625%, 1/15/2017		100,000	107,000
144A, 8.625%, 2/1/2019		140,000	156,100
National CineMedia LLC:
6.0%, 4/15/2022		35,000	37,100
7.875%, 7/15/2021		45,000	49,837
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		75,000	78,937
Penske Automotive Group, Inc., 144A, 5.75%, 10/1/2022		50,000	51,500
Petco Holdings, Inc., 144A, 8.5%, 10/15/2017 (PIK)		20,000	20,550
Quebecor Media, Inc., 144A, 5.75%, 1/15/2023		30,000	31,613
Regal Entertainment Group, 9.125%, 8/15/2018		35,000	39,025
Sabre Holdings Corp., 8.35%, 3/15/2016		55,000	58,575
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		40,000	43,250
144A, 7.804%, 10/1/2020		70,000	71,918
Servicios Corporativos Javer SAPI de CV, 144A, 9.875%, 4/6/2021		100,000	107,000
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		155,000	175,537
Sonic Automotive, Inc.:
144A, 7.0%, 7/15/2022		15,000	16,425
Series B, 9.0%, 3/15/2018		95,000	104,262
Sotheby's, 144A, 5.25%, 10/1/2022		30,000	30,300
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016 (b)		35,000	35,788
Travelport LLC, 9.0%, 3/1/2016		10,000	7,750
UCI International, Inc., 8.625%, 2/15/2019		20,000	19,825
		Principal Amount ($)(a)	Value ($)

Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		10,000	10,400
144A, 7.875%, 11/1/2020		25,000	27,063
UPC Holding BV:
144A, 8.375%, 8/15/2020	EUR	50,000	74,049
144A, 9.75%, 4/15/2018	EUR	100,000	141,103
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		30,000	32,400
Visteon Corp., 6.75%, 4/15/2019		68,000	72,420
Whirlpool Corp., 4.7%, 6/1/2022		110,000	116,909
Wyndham Worldwide Corp., 5.75%, 2/1/2018		135,000	150,905
Yonkers Racing Corp., 144A, 11.375%, 7/15/2016		60,000	64,800
			5,510,139
Consumer Staples 1.9%
Alliance One International, Inc., 10.0%, 7/15/2016		25,000	26,312
Altria Group, Inc., 9.95%, 11/10/2038		145,000	238,879
Anadolu Efes Biracilik Ve Malt Sanayii AS, 144A, 3.375%, 11/1/2022		250,000	246,250
ConAgra Foods, Inc., 3.25%, 9/15/2022		45,000	45,200
Constellation Brands, Inc., 6.0%, 5/1/2022		15,000	17,175
Darling International, Inc., 8.5%, 12/15/2018		80,000	91,900
Del Monte Corp., 7.625%, 2/15/2019 (b)		80,000	83,400
Delhaize Group SA, 4.125%, 4/10/2019		140,000	144,515
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		20,000	20,800
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		85,000	90,312
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020		25,000	26,500
NBTY, Inc., 9.0%, 10/1/2018		25,000	28,250
Pilgrim's Pride Corp., 7.875%, 12/15/2018		45,000	45,619
Smithfield Foods, Inc.:
6.625%, 8/15/2022		40,000	44,200
7.75%, 7/1/2017		140,000	163,100
TreeHouse Foods, Inc., 7.75%, 3/1/2018		45,000	48,825
			1,361,237
Energy 6.8%
Access Midstream Partners LP, 6.125%, 7/15/2022		55,000	59,262
Arch Coal, Inc.:
7.0%, 6/15/2019		20,000	18,600
7.25%, 10/1/2020		20,000	18,550
Berry Petroleum Co., 6.75%, 11/1/2020		90,000	96,750
BreitBurn Energy Partners LP:
144A, 7.875%, 4/15/2022		30,000	31,125
8.625%, 10/15/2020		35,000	38,150
Chesapeake Oilfield Operating LLC, 144A, 6.625%, 11/15/2019		25,000	23,563
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		105,000	121,275
		Principal Amount ($)(a)	Value ($)

Continental Resources, Inc.:
5.0%, 9/15/2022		30,000	32,325
7.125%, 4/1/2021		30,000	33,900
7.375%, 10/1/2020		35,000	39,550
8.25%, 10/1/2019		20,000	22,400
Crestwood Midstream Partners LP, 7.75%, 4/1/2019		105,000	108,937
Crosstex Energy LP:
144A, 7.125%, 6/1/2022		15,000	15,638
8.875%, 2/15/2018		55,000	59,400
Dresser-Rand Group, Inc., 6.5%, 5/1/2021		75,000	79,500
Eagle Rock Energy Partners LP, 8.375%, 6/1/2019		95,000	96,900
El Paso LLC, 7.25%, 6/1/2018		55,000	63,571
EP Energy LLC:
6.875%, 5/1/2019		60,000	65,100
7.75%, 9/1/2022		25,000	26,500
9.375%, 5/1/2020		25,000	28,188
EPE Holdings LLC, 144A, 8.125%, 12/15/2017 (PIK)		55,000	54,519
EV Energy Partners LP, 8.0%, 4/15/2019		140,000	148,575
FMC Technologies, Inc., 3.45%, 10/1/2022		40,000	40,826
Frontier Oil Corp., 6.875%, 11/15/2018		55,000	59,125
Global Geophysical Services, Inc., 10.5%, 5/1/2017		130,000	115,700
Halcon Resources Corp., 144A, 9.75%, 7/15/2020		50,000	54,000
Holly Energy Partners LP:
144A, 6.5%, 3/1/2020		20,000	21,400
8.25%, 3/15/2018		55,000	59,812
IPIC GMTN Ltd., 144A, 5.5%, 3/1/2022		200,000	235,750
Kinder Morgan Energy Partners LP, 5.8%, 3/1/2021		194,000	232,185
Linn Energy LLC:
144A, 6.25%, 11/1/2019		110,000	110,550
6.5%, 5/15/2019		15,000	15,150
MarkWest Energy Partners LP, 5.5%, 2/15/2023		40,000	43,400
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		65,000	67,762
144A, 6.5%, 3/15/2021		40,000	42,100
Midstates Petroleum Co., Inc., 144A, 10.75%, 10/1/2020		35,000	37,188
Newfield Exploration Co., 7.125%, 5/15/2018		90,000	94,950
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		85,000	86,700
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		25,000	26,563
7.25%, 2/1/2019		40,000	43,000
Offshore Group Investment Ltd., 11.5%, 8/1/2015		10,000	10,900
OGX Austria GmbH, 144A, 8.375%, 4/1/2022		200,000	167,000
Petroleos de Venezuela SA:
144A, 8.5%, 11/2/2017		400,000	395,000
144A, 9.0%, 11/17/2021		300,000	286,200
		Principal Amount ($)(a)	Value ($)

Petroleos Mexicanos, 144A, 5.5%, 6/27/2044		250,000	275,000
Plains Exploration & Production Co.:
6.125%, 6/15/2019		40,000	43,600
6.75%, 2/1/2022		80,000	89,800
7.625%, 6/1/2018		60,000	63,150
Quicksilver Resources, Inc., 11.75%, 1/1/2016		15,000	14,813
Reliance Holdings U.S.A., Inc., 144A, 5.4%, 2/14/2022		250,000	279,619
SandRidge Energy, Inc., 7.5%, 3/15/2021		20,000	21,400
SESI LLC:
6.375%, 5/1/2019		40,000	42,800
7.125%, 12/15/2021		115,000	127,937
Shelf Drilling Holdings Ltd., 144A, 8.625%, 11/1/2018		45,000	46,125
Swift Energy Co.:
144A, 7.875%, 3/1/2022		40,000	41,800
7.875%, 3/1/2022		70,000	73,150
Tesoro Corp.:
4.25%, 10/1/2017		35,000	36,225
5.375%, 10/1/2022		25,000	26,625
Transocean, Inc., 3.8%, 10/15/2022		75,000	76,870
Venoco, Inc., 8.875%, 2/15/2019		105,000	98,437
WPX Energy, Inc.:
5.25%, 1/15/2017		75,000	79,500
6.0%, 1/15/2022		55,000	59,262
			5,023,652
Financials 19.2%
Akbank TAS, 144A, 5.0%, 10/24/2022 (b)		200,000	211,178
Ally Financial, Inc.:
5.5%, 2/15/2017		60,000	64,186
6.25%, 12/1/2017		95,000	105,186
8.0%, 3/15/2020		115,000	140,875
8.3%, 2/12/2015		135,000	150,356
Alphabet Holding Co., Inc., 144A, 7.75%, 11/1/2017 (PIK)		30,000	30,900
American International Group, Inc., 3.8%, 3/22/2017		60,000	64,940
AmeriGas Finance LLC:
6.75%, 5/20/2020		20,000	21,950
7.0%, 5/20/2022		20,000	22,250
Anglo American Capital PLC, 144A, 4.125%, 9/27/2022		250,000	261,187
Antero Resources Finance Corp.:
7.25%, 8/1/2019		50,000	54,500
9.375%, 12/1/2017		30,000	32,925
Banco Bradesco SA, 144A, 5.9%, 1/16/2021		250,000	272,500
Banco do Brasil SA, 144A, 5.875%, 1/26/2022		200,000	220,500
Banco Latinoamericano de Comercio Exterior SA, 144A, 3.75%, 4/4/2017		150,000	153,525
Bancolombia SA, 5.125%, 9/11/2022		250,000	260,000
Bangkok Bank PCL, 144A, 3.875%, 9/27/2022		200,000	206,200
		Principal Amount ($)(a)	Value ($)

Bank of Ireland Mortgage Bank, 4.0%, 7/5/2013	EUR	750,000	999,925
Barclays Bank PLC, 7.625%, 11/21/2022		400,000	399,500
BBVA Bancomer SA, 144A, 6.75%, 9/30/2022		200,000	225,000
BNP Paribas SA, 2.375%, 9/14/2017		125,000	126,793
Braskem America Finance Co., 144A, 7.125%, 7/22/2041		200,000	210,500
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		200,000	212,500
Case New Holland, Inc., 7.75%, 9/1/2013		45,000	46,800
Cemex Finance LLC, 144A, 9.375%, 10/12/2022		200,000	225,000
CIT Group, Inc.:
144A, 4.75%, 2/15/2015		260,000	270,400
5.0%, 5/15/2017		80,000	84,800
5.25%, 3/15/2018		90,000	96,300
Deutsche Telekom International Finance BV, 144A, 4.875%, 3/6/2042		200,000	213,497
Development Bank of Kazakhstan JSC, Series 3, 6.5%, 6/3/2020		500,000	562,500
E*TRADE Financial Corp., 6.75%, 6/1/2016		130,000	136,825
European Investment Bank, 6.125%, 1/23/2017	AUD	500,000	564,837
Fibria Overseas Finance Ltd., 144A, 6.75%, 3/3/2021 (b)		150,000	166,125
Ford Motor Credit Co., LLC, 3.984%, 6/15/2016		145,000	153,965
Fresenius Medical Care U.S. Finance II, Inc.:
144A, 5.625%, 7/31/2019		35,000	37,581
144A, 5.875%, 1/31/2022		30,000	32,550
Fresenius Medical Care U.S. Finance, Inc., 144A, 6.5%, 9/15/2018		20,000	22,350
General Electric Capital Corp., 5.3%, 2/11/2021		75,000	87,059
Grupo Aval Ltd., 144A, 4.75%, 9/26/2022		200,000	202,500
Hartford Financial Services Group, Inc., 6.0%, 1/15/2019		250,000	291,167
HCP, Inc., (REIT), 5.375%, 2/1/2021		143,000	162,842
Hellas Telecommunications Finance SCA, 144A, 8.21%**, 7/15/2015 (PIK)*	EUR	109,187	0
Hexion U.S. Finance Corp.:
6.625%, 4/15/2020		15,000	15,263
8.875%, 2/1/2018		305,000	313,387
ING Bank NV, 144A, 2.0%, 9/25/2015		200,000	201,480
International Lease Finance Corp.:
5.75%, 5/15/2016		20,000	21,082
6.25%, 5/15/2019		50,000	53,250
8.625%, 9/15/2015		40,000	44,950
8.625%, 1/15/2022		45,000	55,575
8.75%, 3/15/2017		180,000	207,900
Itau Unibanco Holding SA, 144A, 5.65%, 3/19/2022		200,000	210,250
		Principal Amount ($)(a)	Value ($)

JPMorgan Chase & Co., 4.35%, 8/15/2021		200,000	223,647
Kazakhstan Temir Zholy Finance BV, 144A, 6.95%, 7/10/2042		250,000	314,375
Level 3 Financing, Inc.:
144A, 7.0%, 6/1/2020		75,000	78,375
8.125%, 7/1/2019		75,000	81,750
8.625%, 7/15/2020 (b)		50,000	55,500
Lukoil International Finance BV, 144A, 6.125%, 11/9/2020		250,000	289,062
Macquarie Bank Ltd., 144A, 3.45%, 7/27/2015		105,000	109,189
MPT Operating Partnership LP:
(REIT), 6.375%, 2/15/2022		30,000	31,500
(REIT), 6.875%, 5/1/2021		50,000	54,250
Neuberger Berman Group LLC:
144A, 5.625%, 3/15/2020		25,000	26,188
144A, 5.875%, 3/15/2022		45,000	47,700
Nielsen Finance LLC, 144A, 4.5%, 10/1/2020		25,000	24,875
NII Capital Corp., 7.625%, 4/1/2021		70,000	53,025
Odebrecht Finance Ltd., 144A, 5.125%, 6/26/2022		200,000	217,000
Petrobras International Finance Co., 5.75%, 1/20/2020		200,000	227,671
PPL Capital Funding, Inc., 3.5%, 12/1/2022		50,000	50,895
Principal Financial Group, Inc., 3.3%, 9/15/2022		150,000	152,164
Qtel International Finance Ltd., 144A, 3.25%, 2/21/2023		500,000	499,500
Raizen Fuels Finance Ltd., 144A, 9.5%, 8/15/2014		100,000	111,000
RBS Citizens Financial Group, Inc., 144A, 4.15%, 9/28/2022		200,000	204,090
Reynolds Group Issuer, Inc.:
144A, 5.75%, 10/15/2020		65,000	67,112
6.875%, 2/15/2021		100,000	107,750
7.125%, 4/15/2019		100,000	107,500
Santander US Debt SAU, 144A, 3.724%, 1/20/2015		45,000	45,204
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020		35,000	35,000
Sky Growth Acquisition Corp., 144A, 7.375%, 10/15/2020		30,000	29,850
Telemovil Finance Co., Ltd., 144A, 8.0%, 10/1/2017		100,000	107,750
The Goldman Sachs Group, Inc., 5.75%, 1/24/2022		160,000	189,154
Toys "R" Us Property Co. I, LLC, 10.75%, 7/15/2017		50,000	53,875
Tronox Finance LLC, 144A, 6.375%, 8/15/2020		40,000	40,400
Turkiye Garanti Bankasi AS, 144A, 5.25%, 9/13/2022		500,000	537,500
Turkiye Vakiflar Bankasi Tao, 144A, 6.0%, 11/1/2022		200,000	206,101
Vale Overseas Ltd., 8.25%, 1/17/2034		250,000	341,901
Virgin Media Secured Finance PLC, 6.5%, 1/15/2018		375,000	403,594
		Principal Amount ($)(a)	Value ($)

Xstrata Finance Canada Ltd., 144A, 4.0%, 10/25/2022		70,000	70,757
			14,122,815
Health Care 2.9%
Agilent Technologies, Inc., 3.2%, 10/1/2022		40,000	40,471
Amgen, Inc., 3.875%, 11/15/2021		100,000	109,818
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		85,000	90,100
Biomet, Inc.:
144A, 6.5%, 8/1/2020		55,000	58,438
144A, 6.5%, 10/1/2020		15,000	14,906
Community Health Systems, Inc.:
5.125%, 8/15/2018		185,000	192,863
7.125%, 7/15/2020		60,000	64,050
Gilead Sciences, Inc., 5.65%, 12/1/2041		145,000	180,132
HCA Holdings, Inc., 7.75%, 5/15/2021		105,000	113,925
HCA, Inc.:
5.875%, 3/15/2022		40,000	43,500
6.5%, 2/15/2020		210,000	236,250
7.5%, 2/15/2022		155,000	177,475
7.875%, 2/15/2020		365,000	406,063
8.5%, 4/15/2019		45,000	50,175
Hologic, Inc., 144A, 6.25%, 8/1/2020		30,000	32,325
Laboratory Corp. of America Holdings, 3.75%, 8/23/2022		35,000	37,116
Mylan, Inc., 144A, 7.875%, 7/15/2020		15,000	17,726
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		50,000	54,875
STHI Holding Corp., 144A, 8.0%, 3/15/2018		60,000	64,950
Tenet Healthcare Corp., 6.25%, 11/1/2018		80,000	87,800
Warner Chilcott Co., LLC, 7.75%, 9/15/2018		75,000	79,875
			2,152,833
Industrials 4.4%
Accuride Corp., 9.5%, 8/1/2018		85,000	82,025
ADT Corp., 144A, 3.5%, 7/15/2022		90,000	87,533
Air Lease Corp., 5.625%, 4/1/2017		75,000	79,500
Armored Autogroup, Inc., 9.25%, 11/1/2018		105,000	88,987
BE Aerospace, Inc., 6.875%, 10/1/2020		25,000	27,813
Belden, Inc., 144A, 5.5%, 9/1/2022		55,000	56,513
Bombardier, Inc.:
144A, 5.75%, 3/15/2022 (b)		55,000	56,513
144A, 7.75%, 3/15/2020		45,000	51,075
Briggs & Stratton Corp., 6.875%, 12/15/2020		25,000	28,281
Casella Waste Systems, Inc., 7.75%, 2/15/2019		110,000	104,500
Ducommun, Inc., 9.75%, 7/15/2018		65,000	69,875
		Principal Amount ($)(a)	Value ($)

DynCorp International, Inc., 10.375%, 7/1/2017		85,000	77,775
Florida East Coast Railway Corp., 8.125%, 2/1/2017		40,000	42,400
FTI Consulting, Inc., 6.75%, 10/1/2020		145,000	154,787
Garda World Security Corp., 144A, 9.75%, 3/15/2017		60,000	62,850
Georgian Railway JSC, 144A, 7.75%, 7/11/2022		200,000	227,500
Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018		50,000	54,375
7.125%, 3/15/2021		10,000	10,875
Interline Brands, Inc., 7.5%, 11/15/2018		50,000	54,000
Iron Mountain, Inc., 5.75%, 8/15/2024		55,000	55,688
Masco Corp., 7.125%, 3/15/2020		145,000	168,697
Meritor, Inc.:
8.125%, 9/15/2015		55,000	57,888
10.625%, 3/15/2018		60,000	62,550
Navios Maritime Holdings, Inc.:
8.125%, 2/15/2019		135,000	117,450
8.875%, 11/1/2017		35,000	34,913
Nortek, Inc., 8.5%, 4/15/2021		75,000	83,250
Owens Corning, Inc.:
4.2%, 12/15/2022		30,000	30,510
9.0%, 6/15/2019		29,000	36,242
Ply Gem Industries, Inc., 144A, 9.375%, 4/15/2017		25,000	26,625
RBS Global, Inc. & Rexnord Corp., 8.5%, 5/1/2018		120,000	130,050
Sitel LLC, 11.5%, 4/1/2018		95,000	66,975
Spirit AeroSystems, Inc., 6.75%, 12/15/2020		75,000	80,250
Titan International, Inc., 7.875%, 10/1/2017		90,000	95,625
TransDigm, Inc., 7.75%, 12/15/2018		65,000	71,906
Transnet SOC Ltd., 144A, 4.0%, 7/26/2022		200,000	201,250
United Rentals North America, Inc.:
144A, 5.75%, 7/15/2018		60,000	64,650
144A, 7.375%, 5/15/2020		95,000	104,262
144A, 7.625%, 4/15/2022		95,000	106,162
Urbi, Desarrollos Urbanos SAB de CV, 144A, 9.75%, 2/3/2022 (b)		200,000	189,500
			3,201,620
Information Technology 1.7%
Avaya, Inc., 144A, 7.0%, 4/1/2019 (b)		145,000	135,575
CDW LLC, 8.5%, 4/1/2019		45,000	48,712
CommScope, Inc., 144A, 8.25%, 1/15/2019		85,000	93,075
eAccess Ltd., 144A, 8.25%, 4/1/2018		60,000	67,200
Equinix, Inc.:
7.0%, 7/15/2021		40,000	44,400
8.125%, 3/1/2018		140,000	154,350
Fidelity National Information Services, Inc.:
5.0%, 3/15/2022		15,000	16,088
7.625%, 7/15/2017		10,000	10,875
		Principal Amount ($)(a)	Value ($)

First Data Corp.:
144A, 6.75%, 11/1/2020		110,000	111,100
144A, 7.375%, 6/15/2019		45,000	46,575
144A, 8.875%, 8/15/2020		85,000	92,650
Fiserv, Inc., 3.5%, 10/1/2022		95,000	96,723
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		190,000	207,575
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		40,000	44,100
7.625%, 6/15/2021		40,000	45,500
IAC/InterActiveCorp., 144A, 4.75%, 12/15/2022		25,000	24,875
Jabil Circuit, Inc., 7.75%, 7/15/2016		30,000	35,250
			1,274,623
Materials 4.9%
Alpek SA de CV, 144A, 4.5%, 11/20/2022		200,000	208,500
APERAM, 144A, 7.375%, 4/1/2016		150,000	139,875
Ball Corp.:
7.125%, 9/1/2016		30,000	32,100
7.375%, 9/1/2019		25,000	27,813
China Oriental Group Co., Ltd., 144A, 7.0%, 11/17/2017		100,000	99,500
Clearwater Paper Corp., 7.125%, 11/1/2018		65,000	70,850
Corp. Nacional del Cobre de Chile, 144A, 3.0%, 7/17/2022		200,000	202,221
Crown Americas LLC:
6.25%, 2/1/2021		10,000	10,963
7.625%, 5/15/2017		30,000	31,687
Essar Steel Algoma, Inc.:
144A, 9.375%, 3/15/2015		240,000	217,200
144A, 9.875%, 6/15/2015		35,000	23,975
Evraz Group SA, 144A, 7.4%, 4/24/2017		200,000	211,000
Exopack Holding Corp., 10.0%, 6/1/2018		40,000	36,200
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017		55,000	56,100
144A, 6.875%, 4/1/2022		40,000	40,900
144A, 7.0%, 11/1/2015		65,000	68,250
144A, 8.25%, 11/1/2019		45,000	47,925
Greif, Inc., 7.75%, 8/1/2019		195,000	225,225
Huntsman International LLC:
8.625%, 3/15/2020		60,000	67,950
8.625%, 3/15/2021		25,000	28,563
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		40,000	39,000
Inmet Mining Corp.:
144A, 7.5%, 6/1/2021		80,000	83,000
144A, 8.75%, 6/1/2020		20,000	21,850
International Paper Co., 7.95%, 6/15/2018		145,000	187,460
JMC Steel Group, 144A, 8.25%, 3/15/2018		60,000	62,700
Kaiser Aluminum Corp., 8.25%, 6/1/2020		40,000	43,600
KGHM International Ltd., 144A, 7.75%, 6/15/2019		115,000	119,312
LyondellBasell Industries NV, 6.0%, 11/15/2021		15,000	17,588
		Principal Amount ($)(a)	Value ($)

Molycorp, Inc., 144A, 10.0%, 6/1/2020		65,000	60,450
Momentive Performance Materials, Inc., 144A, 8.875%, 10/15/2020		45,000	45,450
Novelis, Inc.:
8.375%, 12/15/2017		160,000	176,400
8.75%, 12/15/2020		110,000	122,650
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		110,000	125,400
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		90,000	94,050
Polymer Group, Inc., 7.75%, 2/1/2019		55,000	58,987
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		45,000	45,787
Samarco Mineracao SA, 144A, 4.125%, 11/1/2022		200,000	203,500
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		30,000	33,750
144A, 8.375%, 9/15/2021		30,000	34,275
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		145,000	147,900
Wolverine Tube, Inc., 6.0%, 6/28/2014 (PIK)		17,544	17,176
			3,587,082
Telecommunication Services 5.9%
America Movil SAB de CV, Series 12, 6.45%, 12/5/2022	MXN	2,000,000	158,816
CC Holdings GS V LLC:
144A, 3.849%, 4/15/2023		70,000	71,212
144A, 7.75%, 5/1/2017		60,000	63,708
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		55,000	59,263
8.375%, 10/15/2020		180,000	194,850
8.75%, 3/15/2018 (b)		170,000	175,525
CPI International, Inc., 8.0%, 2/15/2018		45,000	43,931
Cricket Communications, Inc., 7.75%, 10/15/2020		280,000	285,600
Crown Castle International Corp.:
144A, 5.25%, 1/15/2023		20,000	21,400
9.0%, 1/15/2015		195,000	206,797
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		100,000	110,000
Digicel Ltd., 144A, 8.25%, 9/1/2017		400,000	428,000
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	88,319	35
Frontier Communications Corp.:
7.125%, 1/15/2023		60,000	63,600
7.875%, 4/15/2015		7,000	7,823
8.25%, 4/15/2017		70,000	80,850
8.5%, 4/15/2020		90,000	103,500
8.75%, 4/15/2022		10,000	11,600
Intelsat Jackson Holdings SA:
7.25%, 10/15/2020		120,000	130,500
7.5%, 4/1/2021		150,000	165,375
8.5%, 11/1/2019		100,000	112,000
Intelsat Luxembourg SA:
11.25%, 2/4/2017		145,000	153,337
11.5%, 2/4/2017 (PIK)		384,218	408,232
		Principal Amount ($)(a)	Value ($)

iPCS, Inc., 2.438%**, 5/1/2013		35,000	34,913
Level 3 Communications, Inc., 144A, 8.875%, 6/1/2019		10,000	10,650
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		65,000	69,062
7.875%, 9/1/2018		75,000	81,187
SBA Communications Corp., 144A, 5.625%, 10/1/2019		30,000	31,500
SBA Telecommunications, Inc., 8.25%, 8/15/2019		16,000	17,880
Sprint Nextel Corp.:
6.0%, 12/1/2016		320,000	348,000
8.375%, 8/15/2017		55,000	63,937
9.125%, 3/1/2017		50,000	58,875
Syniverse Holdings, Inc., 9.125%, 1/15/2019		25,000	26,688
tw telecom holdings, Inc., 144A, 5.375%, 10/1/2022		35,000	36,663
Windstream Corp.:
7.0%, 3/15/2019		60,000	61,350
7.5%, 6/1/2022		25,000	26,500
7.5%, 4/1/2023		75,000	78,937
7.75%, 10/15/2020		35,000	37,800
7.875%, 11/1/2017		205,000	230,625
8.125%, 9/1/2018		70,000	76,475
			4,346,996
Utilities 3.2%
Abu Dhabi National Energy Co., 144A, 3.625%, 1/12/2023		200,000	206,000
AES Corp.:
8.0%, 10/15/2017		10,000	11,550
8.0%, 6/1/2020		175,000	201,250
American Electric Power Co., Inc., Series F, 2.95%, 12/15/2022		140,000	140,045
Calpine Corp.:
144A, 7.5%, 2/15/2021		72,000	79,560
144A, 7.875%, 7/31/2020		54,000	60,615
Comision Federal de Electricidad, 144A, 5.75%, 2/14/2042		200,000	226,500
Dubai Electricity & Water Authority, 144A, 7.375%, 10/21/2020		200,000	246,000
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		205,000	121,975
GDF Suez, 144A, 2.875%, 10/10/2022		120,000	118,775
IPALCO Enterprises, Inc., 5.0%, 5/1/2018		145,000	151,888
Korea Gas Corp., 144A, 6.25%, 1/20/2042		200,000	267,436
NRG Energy, Inc.:
7.625%, 1/15/2018		35,000	38,850
8.25%, 9/1/2020		15,000	16,800
Oncor Electric Delivery Co., LLC, 4.1%, 6/1/2022		160,000	174,389
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015		50,000	14,500
Toledo Edison Co., 7.25%, 5/1/2020		230,000	292,368
			2,368,501
Total Corporate Bonds (Cost $40,718,624)			42,949,498
		Principal Amount ($)(a)	Value ($)

Mortgage-Backed Securities Pass-Throughs 6.1%
Government National Mortgage Association:
3.0%, 6/1/2042 (c)		3,000,000	3,188,672
3.5%, 10/20/2042		1,182,800	1,259,139
Total Mortgage-Backed Securities Pass-Throughs (Cost $4,449,545)			4,447,811

Asset-Backed 1.4%
Home Equity Loans 0.5%
CIT Group Home Equity Loan Trust, "AF6", Series 2002-1, 6.2%, 2/25/2030		74,297	74,065
Citifinancial Mortgage Securities, Inc., "AFS", Series 2003-4, 5.326%, 10/25/2033		190,000	198,497
Countrywide Home Equity Loan Trust, "2A", Series 2006-I, 0.349%**, 1/15/2037		145,814	113,648
			386,210
Miscellaneous 0.9%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.856%**, 1/17/2024		250,000	240,500
CIFC Funding Ltd., "B1L", Series 2012-2A, 144A, 4.61%, 12/5/2024		400,000	378,852
			619,352
Total Asset-Backed (Cost $968,833)			1,005,562

Commercial Mortgage-Backed Securities 2.8%
Banc of America Large Loan, Inc., "HLTN", Series 2010-HLTN, 144A, 2.509%**, 11/15/2015		549,289	548,157
Greenwich Capital Commercial Funding Corp., "AM", Series 2007-GG11, 5.867%, 12/10/2049		290,000	324,211
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		150,000	157,427
"A4", Series 2006-LDP7, 5.871%**, 4/15/2045		140,000	161,114
LB-UBS Commercial Mortgage Trust, "A3", Series 2006-C7, 5.347%, 11/15/2038		440,000	505,628
PNC Mortgage Acceptance Corp., "J", Series 2000-C2, 144A, 6.22%, 10/12/2033		200,000	192,209
Wachovia Bank Commercial Mortgage Trust, "A4", Series 2005-C22, 5.293%**, 12/15/2044		140,000	156,116
Total Commercial Mortgage-Backed Securities (Cost $1,884,043)			2,044,862

Collateralized Mortgage Obligations 3.5%
Banc of America Mortgage Securities, "2A2", Series 2004-A, 2.971%**, 2/25/2034		134,090	133,732
Bear Stearns Adjustable Rate Mortgage Trust, "2A1", Series 2005-11, 3.457%**, 12/25/2035		189,721	191,626
		Principal Amount ($)(a)	Value ($)

Countrywide Home Loans:
"A16", Series 2005-21, 5.0%, 10/25/2035		22,357	22,295
"2A5", Series 2004-13, 5.75%, 8/25/2034		136,018	125,582
Federal Home Loan Mortgage Corp.:
"AI", Series 4016, Interest Only, 3.0%, 9/15/2025		1,710,159	134,505
"JI", Series 3558, Interest Only, 4.5%, 12/15/2023		125,283	7,909
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		552,204	83,037
"HI", Series 2934, Interest Only, 5.0%, 2/15/2020		188,671	21,168
"WI", Series 3010, Interest Only, 5.0%, 7/15/2020		311,302	32,006
Federal National Mortgage Association:
"BI", Series 2010-13, Interest Only, 5.0%, 12/25/2038		223,618	52,006
"PI", Series 2006-20, Interest Only, 6.47%**, 11/25/2030		567,326	117,730
"JS", Series 2004-59, Interest Only, 6.89%**, 4/25/2023		359,845	17,374
Government National Mortgage Association:
"GP", Series 2010-67, 4.5%, 3/20/2039		250,000	285,553
"MI", Series 2009-76, Interest Only, 5.0%, 3/20/2035		555,854	16,211
"ID", Series 2003-79, Interest Only, 5.5%, 12/20/2031		61,349	1,281
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		754,998	105,855
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		760,021	105,390
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		634,904	100,298
JPMorgan Mortgage Trust, "2A1", Series 2006-A2, 5.138%**, 4/25/2036		386,692	339,566
Merrill Lynch Mortgage Investors Trust, "2A", Series 2003-A6, 3.132%**, 10/25/2033		99,192	97,512
Morgan Stanley Mortgage Loan Trust, "5A5", Series 2005-4, 5.5%, 8/25/2035		58,910	59,676
Vericrest Opportunity Loan Transferee, "A2", Series 2012-NL1A, 144A, 8.112%, 3/25/2049		150,000	151,664
Washington Mutual Mortgage Pass-Through Certificates Trust, "1A1", Series 2005-AR12, 2.472%**, 10/25/2035		31,222	30,841
		Principal Amount ($)(a)	Value ($)

Wells Fargo Mortgage-Backed Securities Trust:
"2A3",Series 2004-EE, 2.626%**, 12/25/2034		173,708	174,621
"B1", Series 2004-1, 5.5%, 2/25/2034		204,740	191,279
Total Collateralized Mortgage Obligations (Cost $2,503,150)			2,598,717

Government & Agency Obligations 15.2%
Other Government Related (d) 0.3%
Penerbangan Malaysia Bhd., 144A, 5.625%, 3/15/2016		200,000	224,236
Sovereign Bonds 5.5%
Federative Republic of Brazil, 12.5%, 1/5/2016	BRL	250,000	150,489
Government of Canada, 0.75%, 5/1/2014	CAD	1,400,000	1,400,549
Government of Ukraine, 144A, 6.58%, 11/21/2016		250,000	249,700
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	468	96
Republic of Belarus, REG S, 8.75%, 8/3/2015		145,000	148,538
Republic of Croatia, 144A, 6.25%, 4/27/2017		200,000	219,300
Republic of Hungary:
4.75%, 2/3/2015		100,000	103,000
7.625%, 3/29/2041		100,000	115,500
Republic of Indonesia, 144A, 4.875%, 5/5/2021		250,000	287,500
Republic of Poland, 3.0%, 3/17/2023		100,000	99,750
Republic of Serbia, REG S, 6.75%, 11/1/2024		160,000	161,600
Republic of Uruguay, 4.125%, 11/20/2045		91,152	91,015
Russian Federation, 144A, 3.25%, 4/4/2017		200,000	212,500
United Mexican States, 4.75%, 3/8/2044		500,000	565,000
Vnesheconombank, 144A, 6.025%, 7/5/2022		200,000	232,500
			4,037,037
U.S. Treasury Obligations 9.4%
U.S. Treasury Bills:
0.13%***, 3/7/2013 (e)		294,000	293,983
0.131%***, 3/7/2013 (e)		44,000	43,997
U.S. Treasury Bonds:
3.0%, 5/15/2042		600,000	611,250
4.75%, 2/15/2037		400,000	545,750
U.S. Treasury Notes:
0.75%, 6/15/2014		500,000	503,887
1.5%, 7/31/2016		4,375,000	4,536,328
1.625%, 11/15/2022		400,000	395,625
			6,930,820
Total Government & Agency Obligations (Cost $11,043,932)			11,192,093

		Principal Amount ($)(a)	Value ($)

Loan Participations and Assignments 8.0%
Senior Loans** 4.3%
Buffalo Gulf Coast Terminals LLC, Term Loan, 5.25%, 10/31/2017		74,813	76,028
Buffets, Inc., Letter of Credit, First Lien, LIBOR plus 9.25%, 4/22/2015*		10,268	5,051
Burger King Corp., Term Loan B, 3.75%, 9/27/2019		69,825	70,310
Charter Communications Operating LLC, Term Loan C, 3.47%, 9/6/2016		105,744	106,424
Chesapeake Energy Corp., Term Loan, 5.75%, 12/1/2017		75,000	75,221
Clear Channel Communication, Inc., Term Loan B, 3.862%, 1/29/2016		45,318	37,565
Crown Castle International Corp., Term Loan B, 4.0%, 1/31/2019		49,749	50,107
Cumulus Media Holdings, Inc., Second Lien Term Loan, 7.5%, 9/16/2019		50,000	51,656
Goodyear Tire & Rubber Co., Second Lien Term Loan, 4.75%, 4/30/2019		220,000	221,925
Kabel Deutschland GmbH, Term Loan F, 4.25%, 2/1/2019		385,000	388,850
MetroPCS Wireless, Inc., Term Loan B3, 4.0%, 3/16/2018		109,443	109,892
NRG Energy, Inc., Term Loan B, 4.0%, 7/2/2018		89,545	90,659
Par Pharmaceutical Companies, Inc., Term Loan B, 5.0%, 9/30/2019		119,700	119,763
Pilot Travel Centers LLC:
Term Loan B, 3.75%, 3/30/2018		90,739	91,429
Term Loan B2, 4.25%, 8/7/2019		339,150	341,551
Pinnacle Foods Finance LLC, Term Loan F, 4.75%, 10/17/2018		89,550	90,538
Plains Exploration & Production, 7 year Term Loan, 4.0%, 11/30/2019		120,000	120,676
QS0001 Corp., First Lien Term Loan, 5.25%, 11/1/2018		65,000	65,691
Samson Investment Co., Second Lien Term Loan, 6.0%, 9/25/2018		175,000	177,115
Tallgrass Energy Partners LP, Term Loan, 5.25%, 11/13/2018		205,000	207,392
Tomkins LLC, Term Loan B, 4.25%, 9/29/2016		438,635	442,107
Univision Communications, Inc., Term Loan, 4.462%, 3/31/2017		59,959	59,088
Warner Chilcott Co., LLC, Term Loan B2, 4.25%, 3/15/2018		16,471	16,644
Warner Chilcott Corp.:
Incremental Term Loan B1, 4.25%, 3/15/2018		12,510	12,642
Term Loan B1, 4.25%, 3/15/2018		32,942	33,289
WC Luxco SARL, Term Loan B3, 4.25%, 3/15/2018		22,647	22,886
WMG Acquisition Corp., Term Loan, 5.25%, 11/1/2018		50,000	50,703
			3,135,202
		Principal Amount ($)(a)	Value ($)

Sovereign Loans 3.7%
Bank of Moscow, 144A, 6.699%, 3/11/2015		250,000	265,000
Gazprom Neft OAO, 144A, 4.375%, 9/19/2022		250,000	255,625
Gazprom OAO, 144A, 4.95%, 7/19/2022 (b)		200,000	215,100
OAO Novatek:
144A, 4.422%, 12/13/2022		250,000	251,562
144A, 5.326%, 2/3/2016		200,000	214,250
Rosneft Oil Co., 144A, 4.199%, 3/6/2022		250,000	254,375
RZD Capital Ltd., 5.739%, 4/3/2017		145,000	162,400
Sberbank of Russia, 144A, 6.125%, 2/7/2022		200,000	228,500
Vimpel Communications, 144A, 7.748%, 2/2/2021		200,000	231,000
VTB Bank OJSC:
144A, 6.0%, 4/12/2017		200,000	216,200
144A, 6.95%, 10/17/2022		400,000	430,000
			2,724,012
Total Loan Participations and Assignments (Cost $5,690,775)			5,859,214

Municipal Bonds and Notes 1.3%
Chicago, IL, Airport Revenue, O'Hare International Airport, Series B, 6.0%, 1/1/2041		145,000	177,329
Massachusetts, State School Building Authority, Sales Tax Revenue, Qualified School Construction Bond, Series A, 4.885%, 7/15/2028		300,000	348,294
Orlando & Orange County, FL, Expressway Authority Revenue, Series C, 5.0%, 7/1/2040		145,000	160,904
Port Authority of New York & New Jersey, 4.926%, 10/1/2051		260,000	284,533
Total Municipal Bonds and Notes (Cost $851,497)			971,060

Convertible Bonds 0.4%
Consumer Discretionary 0.2%
Group 1 Automotive, Inc., 3.0%, 3/15/2020		65,000	114,969
Industrials 0.0%
Meritor, Inc., Step-down Coupon, 4.625% to 3/1/2016, 0.0% to 3/1/2026		20,000	18,663
Materials 0.2%
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015		120,175	142,419
Total Convertible Bonds (Cost $200,393)			276,051

Preferred Security 0.1%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $58,381)		95,000	84,837

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (f) (Cost $4,000)	4	13,910

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	84	882
Trump Entertainment Resorts, Inc.*	6	0
Vertis Holdings, Inc.*	63	0
		882
Industrials 0.0%
Congoleum Corp.*	2,500	0
Materials 0.0%
GEO Specialty Chemicals, Inc.*	2,058	937
Wolverine Tube, Inc.*	778	14,097
		15,034
Total Common Stocks (Cost $39,949)		15,916

Preferred Stock 0.1%
Financials
Ally Financial, Inc., 144A, 7.0% (Cost $41,756)	45	44,200

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	159	27
Materials 0.0%
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	11,138	4,968
Hercules Trust II, Expiration Date 3/31/2029*	85	742
		5,710
Total Warrants (Cost $17,432)		5,737

	Shares	Value ($)

Exchange-Traded Fund 0.0%
SPDR Barclays Capital Convertible Securities (Cost $15,862)	400	16,120

	Contract Amount	Value ($)

Call Options Purchased 0.3%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.583% - Receive Floating — LIBOR, Swap Expiration Date 5/11/2026, Option Expiration Date 5/9/2016	1,400,000	43,543
Pay Fixed Rate — 3.635% - Receive Floating — LIBOR, Swap Expiration Date 4/27/2026, Option Expiration Date 4/25/2016	1,300,000	38,203
	Contract Amount	Value ($)

Pay Fixed Rate — 3.72% - Receive Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/2016	1,300,000	35,642
Pay Fixed Rate — 4.19% - Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	1,500,000	41,310
Pay Fixed Rate — 4.32% - Receive Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	1,400,000	35,428
Total Call Options Purchased (Cost $321,480)		194,126

	Contracts	Value ($)

Put Options Purchased 0.1%
Options on Exchange-Traded Futures Contracts 0.0%
10 Year U.S. Treasury Note Future, Expiration Date 2/22/2013, Strike Price $132.0	20	11,563

	Contract Amount	Value ($)

Options on Interest Rate Swap Contracts 0.1%
Receive Fixed Rate — 2.19% - Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	1,500,000	37,852
Receive Fixed Rate — 2.32% - Pay Floating — LIBOR, Swap Expiration Date 2/3/2027, Option Expiration Date 2/1/2017	1,400,000	40,691
		78,543
Total Put Options Purchased (Cost $110,804)		90,106

	Shares	Value ($)

Securities Lending Collateral 1.7%
Daily Assets Fund Institutional, 0.20% (g) (h) (Cost $1,251,728)	1,251,728	1,251,728

Cash Equivalents 6.5%
Central Cash Management Fund, 0.15% (g) (Cost $4,749,659)	4,749,659	4,749,659

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $74,921,843)†	105.9	77,811,207
Other Assets and Liabilities, Net	(5.9)	(4,311,228)
Net Assets	100.0	73,499,979

The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Cost ($)	Value ($)
Buffets, Inc.*	LIBOR plus 9.25%	4/22/2015	10,268	USD	9,873	5,051
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	88,319	EUR	120,275	35
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	65,000	USD	65,022	41
Hellas Telecommunications Finance SCA*	8.21%	7/15/2015	109,187	EUR	32,169	0
					227,339	5,127

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of December 31, 2012.

*** Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $74,921,883. At December 31, 2012, net unrealized appreciation for all securities based on tax cost was $2,889,324. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,786,570 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $897,246.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2012 amounted to $1,197,557, which is 1.6% of net assets.

(c) When-issued or delayed delivery security included.

(d) Government-backed debt issued by financial companies or government-sponsored enterprises.

(e) At December 31, 2012, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
AOT Bedding Super Holdings LLC*	June 2010	4,000	13,910	.02

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

SPDR: Standard & Poor's Depositary Receipt

The Fund can invest in certain Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. At December 31, 2012, the Fund had an unfunded loan commitment of $49,507, which could be extended at the option of the borrower, pursuant to the following loan agreement:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation ($)
Tallgrass Energy Partners LP, Term Delay Draw, 11/13/2017	49,507	49,625	118

At December 31, 2012, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year Canadian Government Bond	CAD	3/20/2013	10	1,362,622	(9,593)
10 Year U.S. Treasury Note	USD	3/19/2013	15	1,991,719	(6,189)
Ultra Long U.S. Treasury Bond	USD	3/19/2013	4	650,375	(13,487)
United Kingdom Long Gilt Bond	GBP	3/26/2013	11	2,124,975	(2,262)
Total unrealized depreciation					(31,531)

At December 31, 2012, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
5 Year U.S. Treasury Note	USD	3/28/2013	20	2,488,281	(430)

At December 31, 2012, open written options contracts were as follows:
Options on Exchange-Traded Futures Contracts	Contracts	Expiration Date	Strike Price ($)	Premiums Received ($)	Value ($) (i)
Put Options 10 Year U.S. Treasury Note Future	20	2/22/2013	131.0	7,769	(6,563)

(i) Unrealized appreciation on written options on exchange-traded futures contracts at December 31, 2012 was $1,206.
Options on Interest Rate Swap Contracts	Swap Effective/ Expiration Date	Contract Amount	Option Expiration Date	Premiums Received ($)	Value ($) (j)
Call Options Receive Fixed — 3.19% - Pay Floating — LIBOR	2/3/2017 2/3/2027	700,000	2/1/2017	50,400	(37,167)
Receive Fixed — 3.32% - Pay Floating — LIBOR	2/3/2017 2/3/2027	700,000	2/1/2017	50,631	(34,147)
Receive Fixed — 4.083% - Pay Floating — LIBOR	5/11/2016 5/11/2026	1,400,000	5/9/2016	47,600	(30,090)
Receive Fixed — 4.135% - Pay Floating — LIBOR	4/27/2016 4/27/2026	1,300,000	4/25/2016	48,100	(26,336)
Receive Fixed — 4.22% - Pay Floating — LIBOR	4/22/2016 4/22/2026	1,300,000	4/20/2016	46,345	(24,576)
Total Call Options				243,076	(152,316)
Put Options Pay Fixed — 1.9% - Receive Floating — LIBOR	4/24/2013 4/24/2023	1,300,000	4/22/2013	17,810	(18,682)
Pay Fixed — 2.07% - Receive Floating — LIBOR	5/10/2013 5/10/2043	1,400,000	5/8/2013	22,400	(2,265)
Pay Fixed — 2.09% - Receive Floating — LIBOR	4/25/2013 4/25/2043	1,300,000	4/23/2013	24,440	(1,675)
Pay Fixed — 3.19% - Receive Floating — LIBOR	2/3/2017 2/3/2027	700,000	2/1/2017	50,400	(45,080)
Pay Fixed — 3.32% - Receive Floating — LIBOR	2/3/2017 2/3/2027	700,000	2/1/2017	50,631	(49,766)
Total Put Options				165,681	(117,468)
Total				408,757	(269,784)

(j) Unrealized appreciation on written options on interest rate swap contracts at December 31, 2012 was $138,973.

At December 31, 2012, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (k)		Fixed Cash Flows Received	Underlying Debt Obligation/Quality Rating (l)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
9/21/2009 12/20/2014	290,000	1	1.0%	Berkshire Hathaway Finance Corp., 4.625%, 10/15/2013, AA+	1,931	(7,340)	9,271
6/21/2010 9/20/2013	70,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	2,406	858	1,548
6/21/2010 9/20/2015	90,000	3	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BBB-	9,038	(1,604)	10,642
12/20/2010 3/20/2016	290,000	4	1.0%	Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022, BBB-	429	(87)	516
3/21/2011 6/20/2016	120,000	1	5.0%	HCA, Inc., 6.375%, 1/15/2015, B-	10,463	3,115	7,348
12/20/2011 3/20/2017	60,000	5	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB-	6,689	2,133	4,556
9/20/2012 12/20/2017	75,000	6	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	6,853	5,539	1,314
9/20/2012 12/20/2017	800,000	7	1.0%	Kingdom of Spain, 5.5%, 7/30/2017, BBB-	(68,514)	(99,368)	30,854
9/20/2012 12/20/2017	400,000	2	1.0%	Kingdom of Spain, 5.5%, 7/30/2017, BBB-	(34,257)	(44,960)	10,703
Total unrealized appreciation							76,752

(k) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(l) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At December 31, 2012, open interest rate swap contracts were as follows:
Effective/ Expiration Date	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
4/13/2012 4/13/2016	1,500,000	7	Floating — LIBOR	Fixed — 1.22%	37,235	—	37,235
7/16/2013 7/16/2014	1,800,000	8	Floating — LIBOR	Fixed — 0.515%	2,521	(72)	2,593
7/16/2013 7/16/2018	800,000	8	Floating —- LIBOR	Fixed — 1.148%	4,966	(163)	5,129
7/16/2013 7/16/2043	400,000	8	Fixed — 2.424%	Floating — LIBOR	34,261	(269)	34,530
Total unrealized appreciation							79,487

Counterparties:

1 JPMorgan Chase Securities, Inc.

2 Citigroup, Inc.

3 Bank of America

4 Morgan Stanley

5 Credit Suisse

6 UBS AG

7 BNP Paribas

8 Nomura International PLC

At December 31, 2012, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
JPY	50,000,000	USD	601,048	1/4/2013	23,914	BNP Paribas
USD	1,165,831	EUR	900,000	1/7/2013	22,165	BNP Paribas
CAD	1,500,000	USD	1,533,029	1/9/2013	25,246	Barclays Bank PLC
AUD	700,000	USD	732,403	1/10/2013	5,866	Barclays Bank PLC
USD	1,045,064	EUR	800,000	1/14/2013	10,996	Barclays Bank PLC
MXN	2,002,288	USD	155,768	1/14/2013	1,017	JPMorgan Chase Securities, Inc.
EUR	163,500	USD	216,621	1/30/2013	750	Citigroup, Inc.
USD	182,303	MXN	2,375,000	2/5/2013	899	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					90,853

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	609,799	JPY	50,000,000	1/4/2013	(32,664)	BNP Paribas
EUR	600,000	USD	784,275	1/7/2013	(7,722)	Nomura International PLC
EUR	300,000	USD	389,533	1/7/2013	(6,466)	BNP Paribas
EUR	750,000	USD	978,439	1/9/2013	(11,575)	JPMorgan Chase Securities, Inc.
AUD	550,000	USD	556,474	1/9/2013	(14,420)	Barclays Bank PLC
USD	734,181	AUD	700,000	1/10/2013	(7,644)	Barclays Bank PLC
USD	155,205	MXN	2,002,288	1/14/2013	(454)	JPMorgan Chase Securities, Inc.
EUR	800,000	USD	1,039,491	1/14/2013	(16,568)	BNP Paribas
Total unrealized depreciation					(97,513)

Currency Abbreviations
ARS Argentine Peso AUD Australian Dollar BRL Brazilian Real CAD Canadian Dollar EUR Euro GBP British Pound JPY Japanese Yen MXN Mexican Peso USD United States Dollar

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written option contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (m)
Corporate Bonds	$—	$42,932,322	$17,176	$42,949,498
Mortgage-Backed Securities Pass-Throughs	—	4,447,811	—	4,447,811
Asset-Backed	—	765,062	240,500	1,005,562
Commercial Mortgage-Backed Securities	—	2,044,862	—	2,044,862
Collateralized Mortgage Obligations	—	2,598,717	—	2,598,717
Government & Agency Obligations	—	11,192,093	—	11,192,093
Loan Participations and Assignments	—	5,859,214	—	5,859,214
Municipal Bonds and Notes	—	971,060	—	971,060
Convertible Bonds	—	133,632	142,419	276,051
Preferred Securities	—	84,837	—	84,837
Other Investments	—	—	13,910	13,910
Common Stocks (m)	—	882	15,034	15,916
Preferred Stock	—	44,200	—	44,200
Warrants (m)	—	—	5,737	5,737
Exchange-Traded Fund	16,120	—	—	16,120
Short-Term Investments (m)	6,001,387	—	—	6,001,387
Unfunded Loan Commitment	—	118	—	118
Derivatives (n) Purchased Options	11,563	272,669	—	284,232
Credit Default Swap Contracts	—	76,752	—	76,752
Interest Rate Swap Contracts	—	79,487	—	79,487
Forward Foreign Currency Exchange Contracts	—	90,853	—	90,853
Total	$6,029,070	$71,594,571	$434,776	$78,058,417
Liabilities
Derivatives (n) Written Options	$(6,563)	$(269,784)	$—	$(276,347)
Futures Contracts	(31,961)	—	—	(31,961)
Forward Foreign Currency Exchange Contracts	—	(97,513)	—	(97,513)
Total	$(38,524)	$(367,297)	$—	$(405,821)

There have been no transfers between fair value measurement levels during the year ended December 31, 2012.

(m) See Investment Portfolio for additional detailed categorizations.

(n) Derivatives include value of options purchased, written options, at value, and unrealized appreciation (depreciation) on futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of December 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $68,920,456) — including $1,197,557 of securities loaned	$71,809,820
Investment in Daily Assets Fund Institutional (cost $1,251,728)*	1,251,728
Investment in Central Cash Management Fund (cost $4,749,659)	4,749,659
Total investments in securities, at value (cost $74,921,843)	77,811,207
Cash	298,553
Foreign currency, at value (cost $82,877)	82,547
Receivable for investments sold	19,971
Receivable for Fund shares sold	18,116
Dividends receivable	151
Interest receivable	960,121
Receivable for variation margin on futures contracts	6,475
Unrealized appreciation on unfunded loan commitment	118
Unrealized appreciation on swap contracts	156,239
Unrealized appreciation on forward foreign currency exchange contracts	90,853
Upfront payments paid on swap contracts	11,645
Foreign taxes recoverable	1,181
Other assets	1,758
Total assets	79,458,935
Liabilities
Payable upon return of securities loaned	1,251,728
Payable for investments purchased	677,518
Payable for investments purchased — when-issued/delayed delivery securities	3,202,594
Payable for Fund shares redeemed	183,443
Options written, at value (premium received $416,526)	276,347
Unrealized depreciation on forward foreign currency exchange contracts	97,513
Upfront payments received on swap contracts	153,863
Accrued management fee	15,482
Accrued Trustees' fees	1,093
Other accrued expenses and payables	99,375
Total liabilities	5,958,956
Net assets, at value	$73,499,979
Net Assets Consist of
Undistributed net investment income	$3,595,395
Net unrealized appreciation (depreciation) on: Investments	2,889,364
Unfunded loan commitment	118
Swap contracts	156,239
Futures	(31,961)
Foreign currency	5,227
Written options	140,179
Accumulated net realized gain (loss)	2,061,843
Paid-in-capital	64,683,575
Net assets, at value	$73,499,979
Class A Net Asset Value, offering and redemption price per share ($73,499,979 ÷ 5,832,490 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$12.60

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended December 31, 2012
Investment Income
Income: Interest	$3,908,266
Dividends	2,446
Income distributions — Central Cash Management Fund	6,904
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	9,397
Total income	3,927,013
Expenses: Management fee	393,604
Administration fee	71,564
Services to shareholders	790
Custodian fee	66,891
Audit and tax fees	73,653
Legal fees	13,756
Reports to shareholders	31,825
Trustees' fees and expenses	5,103
Other	53,862
Total expenses before expense reductions	711,048
Expense reductions	(158,392)
Total expenses after expense reductions	552,656
Net investment income (loss)	3,374,357
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,101,080
Swap contracts	50,165
Futures	395,063
Written options	19,354
Foreign currency	330,725
2,896,387
Change in net unrealized appreciation (depreciation) on: Investments	2,722,190
Unfunded loan commitment	118
Swap contracts	98,916
Futures	(59,478)
Written options	135,846
Foreign currency	(414,188)
2,483,404
Net gain (loss)	5,379,791
Net increase (decrease) in net assets resulting from operations	$8,754,148

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income	$3,374,357	$3,881,224
Net realized gain (loss)	2,896,387	920,963
Change in net unrealized appreciation (depreciation)	2,483,404	(1,145,151)
Net increase (decrease) in net assets resulting from operations	8,754,148	3,657,036
Distributions to shareholders from: Net investment income: Class A	(4,311,037)	(4,074,552)
Net realized gains: Class A	(143,246)	—
Total distributions	(4,454,283)	(4,074,552)
Fund share transactions: Class A Proceeds from shares sold	8,860,430	6,939,450
Reinvestment of distributions	4,454,283	4,074,552
Payments for shares redeemed	(13,217,365)	(17,200,574)
Net increase (decrease) in net assets from Class A share transactions	97,348	(6,186,572)
Increase (decrease) in net assets	4,397,213	(6,604,088)
Net assets at beginning of period	69,102,766	75,706,854
Net assets at end of period (including undistributed net investment income of $3,595,395 and $3,867,140, respectively)	$73,499,979	$69,102,766
Other Information
Class A Shares outstanding at beginning of period	5,808,640	6,329,747
Shares sold	731,149	592,646
Shares issued to shareholders in reinvestment of distributions	381,360	348,849
Shares redeemed	(1,088,659)	(1,462,602)
Net increase (decrease) in Class A shares	23,850	(521,107)
Shares outstanding at end of period	5,832,490	5,808,640

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended December 31,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$11.90	$11.96	$11.61	$10.03	$11.70
Income (loss) from investment operations: Net investment incomea	.57	.63	.66	.63	.55
Net realized and unrealized gain (loss)	.92	(.01)	.47	1.50	(1.38)
Total from investment operations	1.49	.62	1.13	2.13	(.83)
Less distributions from: Net investment income	(.76)	(.68)	(.78)	(.55)	(.69)
Net realized gains	(.03)	—	—	—	(.15)
Total distributions	(.79)	(.68)	(.78)	(.55)	(.84)
Net asset value, end of period	$12.60	$11.90	$11.96	$11.61	$10.03
Total Return (%)b	13.08	5.31	10.05	22.73	(7.75)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	73	69	76	74	73
Ratio of expenses before expense reductions (%)	.99	.99	.95	.86	.89
Ratio of expenses after expense reductions (%)	.77	.79	.86	.80	.87
Ratio of net investment income (%)	4.72	5.38	5.62	5.96	5.06
Portfolio turnover rate (%)	164	144	167	370	234
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Unconstrained Income VIP (the "Fund") is a diversified series of DWS Variable Series II (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at the price provided by the broker-dealer with which the option was traded and are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Loan participations and assignments are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund generally are in the form of Assignments but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2012, the Fund's components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income*	$5,052,783
Undistributed long-term capital gains	$669,744
Unrealized appreciation (depreciation) on investments	$2,889,324

In addition, the tax character of distributions paid by the Fund is summarized as follows:
	Years Ended December 31,
	2012	2011
Distributions from ordinary income*	$4,311,037	$4,074,552
Distributions from long-term capital gains	$143,246	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes for the Fund, with the exception of securities in default of principal.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended December 31, 2012, the Fund entered into interest rate swap transactions to gain exposure to different parts of the yield curve while managing overall duration and to enhance potential gains. The value of the Fund's underlying bond investments is subject to interest rate risk. As interest rates increase, the value of the Fund's fixed rate bonds may fall. The longer the duration of the Fund's securities, the more sensitive the Fund will be to interest rate changes. To help mitigate this interest rate risk, the Fund invests in interest rate swap contracts to reduce the duration of the Investment Portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. In addition, both the Fund and counterparty may agree to exchange variable rate payments based on different indices. The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

A summary of the open interest rate swap contracts as of December 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2012, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $4,500,000 to $9,390,000.

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. The Fund may enter into credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund. For the year ended December 31, 2012, the Fund entered into credit default swap contracts to gain exposure to the underlying issuer's credit quality characteristics.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of December 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2012, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $800,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $860,000 to $2,195,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended December 31, 2012, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

There were no open total return swap contracts as of December 31, 2012. For the year ended December 31, 2012, the investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to $3,900,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. For the year ended December 31, 2012, the Fund entered into options on interest rate futures and on interest rates swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

A summary of the open purchased option contracts as of December 31, 2012 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2012, the investment in written option contracts had a total value generally indicative of a range from approximately $8,000 to $394,000, and purchased option contracts had a total value generally indicative of a range from $15,000 to approximately $343,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2012, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. The Fund enters into futures contracts on global bonds, including indices, as part of its global tactical asset allocation overlay strategy. For the year ended December 31, 2012, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange-traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of December 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $4,511,000 to $19,032,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $2,488,000 to $27,477,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended December 31, 2012, the Fund entered into forward currency contracts in order to hedge against anticipated currency market changes and for non-hedging purposes to seek to enhance potential gains. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the year ended December 31, 2012, as part of this strategy, the Fund used forward currency contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of December 31, 2012 is included in a table following the Fund's Investment Portfolio. For the year ended December 31, 2012, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $6,987,000 to $24,173,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $3,892,000 to $21,423,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $3,129,000.

The following tables summarize the value of the Fund's derivative instruments held as of December 31, 2012 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$284,232	$—	$79,487	$363,719
Credit Contracts (a)	—	—	76,752	76,752
Foreign Exchange Contracts (b)	—	90,853	—	90,853
	$284,232	$90,853	$156,239	$531,324

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts

(b) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Written Options	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$(276,347)	$—	$(31,961)	$(308,308)
Foreign Exchange Contracts (c)	—	(97,513)	—	(97,513)
	$(276,347)	$(97,513)	$(31,961)	$(405,821)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Options written, at value

(b) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(c) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended December 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(15,287)	$19,354	$—	$61,583	$395,063	$460,713
Credit Contracts (a)	—	—	—	(11,418)	—	(11,418)
Foreign Exchange Contracts (b)	—	—	321,330	—	—	321,330
	$(15,287)	$19,354	$321,330	$50,165	$395,063	$770,625

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(140,509)	$135,846	$—	$21,525	$(59,478)	$(42,616)
Credit Contracts (a)	—	—	—	77,391	—	77,391
Foreign Exchange Contracts (b)	—	—	(418,947)		—	(418,947)
	$(140,509)	$135,846	$(418,947)	$98,916	$(59,478)	$(384,172)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended December 31, 2012, purchases and sales of investment transactions (excluding short-term investments and U.S. Treasury obligations) aggregated $106,367,121 and $105,370,081, respectively. Purchases and sales of U.S. Treasury obligations aggregated $9,813,400 and $5,806,755, respectively.

For the year ended December 31, 2012, transactions for written options on futures contracts and interest rate swap contracts were as follows:
	Contracts/ Contract Amount	Premium
Outstanding, beginning of period	100	$12,458
Options written	10,800,085	431,695
Options closed	(60)	(13,227)
Options expired	(105)	(14,400)
Outstanding, end of period	10,800,020	$416,526

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund and manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million	.550%
Next $750 million	.520%
Next $1.5 billion	.500%
Next $2.5 billion	.480%
Next $2.5 billion	.450%
Next $2.5 billion	.430%
Next $2.5 billion	.410%
Over $12.5 billion	.390%

For the period from January 1, 2012 through September 30, 2012, the Advisor had contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.78%.

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fee and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) at 0.73%.

Accordingly, for the year ended December 31, 2012, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $158,274, and the amount charged aggregated $235,330, which was equivalent to an annual effective rate of 0.33% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2012, the Administration Fee was $71,564, of which $6,236 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2012, the amounts charged to the Fund by DISC aggregated $118, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $22,967, of which $7,091 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Security Lending Fees. Effective January 27, 2012, Deutsche Bank AG serves as lending agent for the Fund. For the period from January 27, 2012 through December 31, 2012, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $1,037.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the risk of loss from default by the issuer is significantly greater. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a fund's net asset value. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Ownership of the Fund

At December 31, 2012, two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Fund, each owning 63% and 34%.

H. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2012.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Variable Series II and Shareholders of DWS Unconstrained Income VIP:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Unconstrained Income VIP (the "Fund"), one of the funds constituting DWS Variable Series II, as of December 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Unconstrained Income VIP (one of the funds constituting DWS Variable Series II) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts February 13, 2013

Information About Your Fund's Expenses (Unaudited)

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include contract charges and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2012 to December 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012
Actual Fund Return	Class A
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,070.50
Expenses Paid per $1,000*	$3.96
Hypothetical 5% Fund Return	Class A
Beginning Account Value 7/1/12	$1,000.00
Ending Account Value 12/31/12	$1,021.32
Expenses Paid per $1,000*	$3.86

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2012

Annualized Expense Ratio	Class A
DWS Variable Series II — DWS Unconstrained Income VIP	.76%

For more information, please refer to the Fund's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Fund or any variable life insurance policy or variable annuity contract for which the Fund is an investment option.

Tax Information (Unaudited)

The Fund paid distributions $0.03 per share from net long-term capital gains during the year ended December 31, 2012, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $742,000 as capital gain dividends for its year ended December 31, 2012, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please contact your insurance provider.

Proxy Voting

The Trust's policies and procedures for voting proxies for portfolio securities and information about how the Trust voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Trust's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Unconstrained Income VIP's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") and sub-advisory agreement (the "Sub-Advisory Agreement" and together with the Agreement, the "Agreements") between DWS and QS Investors, LLC ("QS Investors") in September 2012.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

• In September 2012, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund's distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Trustees were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's and QS Investors' personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DWS and QS Investors provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board also requested and received information regarding DWS's oversight of Fund sub-advisors, including QS Investors. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 2nd quartile, 3rd quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). With respect to the sub-advisory fee paid to QS Investors, the Board noted that the fee is paid by DWS out of its fee and not directly by the Fund. The Board noted that the Fund's Class A shares total (net) operating expenses were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS and QS Investors.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available. The Board did not consider the profitability of QS Investors with respect to the Fund. The Board noted that DWS pays QS Investors' fee out of its management fee, and its understanding that the Fund's sub-advisory fee schedule was the product of an arm's length negotiation with DWS.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and QS Investors and Their Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and QS Investors and their affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS and QS Investors related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS and QS Investors related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters. The Board also considered the attention and resources dedicated by DWS to the oversight of the investment sub-advisor's compliance program and compliance with the applicable fund policies and procedures.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003-present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995
President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011-2013); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)
		103	Director, Becton Dickinson and Company2 (medical technology company) (2012-present); Director, CardioNet, Inc.2 (health care) (2009-present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		39	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Notes

DWS Investments Distributors, Inc.

222 South Riverside Plaza

Chicago, IL 60606

(800) 621-1148

VS2UI-2 (R-025836-2 2/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS VARIABLE SERIES II
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$595,318	$0	$76,628	$0
2011	$656,077	$0	$92,869	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$359,967	$0
2011	$0	$285,550	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$76,628	$359,967	$579,578	$1,016,173
2011	$92,869	$285,550	$530,608	$909,027

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2011 and 2012 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series II

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	February 20, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 20, 2013